UMB|SCOUT FUNDS

                       SEMIANNUAL REPORT DECEMBER 31, 2001

                                             ---------------------------------
                                                                   OPPORTUNITY
                                             ---------------------------------

                                             ---------------------------------
                                                                        BEYOND
                                             ---------------------------------

                                             ---------------------------------
                                                                      TOMORROW
                                             ---------------------------------

Stock Fund
Stock Select Fund
Equity Index Fund
Small Cap Fund
WorldWide Fund
WorldWide Select Fund
Technology Fund
Energy Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund
Money Market Fund
Tax-Free Money Market Fund

------------------------------------------------------------------------
 TABLE OF CONTENTS
------------------------------------------------------------------------

Economic and Market Outlook                                            1

Stock Fund-- Stock Select Fund                                         2

Equity Index Fund                                                      9

Small Cap Fund                                                        17

WorldWide Fund-- WorldWide Select Fund                                21

Technology Fund                                                       29

Energy Fund                                                           33

Balanced Fund                                                         37

Bond Fund                                                             42

Kansas Tax-Exempt Bond Fund                                           48

Money Market Fund                                                     53

Tax-Free Money Market Fund                                            59

Statements of Assets and Liabilities                                  64

Statements of Operations                                              66

Statements of Changes in Net Assets                                   68

Financial Highlights                                                  72

Notes to Financial Statements                                         86

------------------------------------------------------------------------

-------------------------------------------------------------------------------
Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.
--------------------------------------------------------------------------------


                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

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ECONOMIC AND MARKET OUTLOOK

This marks the close of an extremely volatile year for the financial markets. Early on, many had hoped that U.S. stocks would stage a comeback from their 2000 lows, but by mid-year the downturn had spread to most major markets and it was apparent that the "bull" was not meant to be.
Our already weakened economy was subjected to increased indications of recession from high energy prices, excess inventories, declining stock valuations and rising levels of consumer credit and corporate debt. The terrorist attacks on September 11 resulted in greater declines and recession became an unwelcome reality. In a valiant effort to increase liquidity into the economy, the Federal Reserve continued to reduce the Federal Funds rate, bringing it to its lowest level in 40 years.

Going forward, we believe that the U.S. will struggle through 2002 in a much more constrained fashion than many currently anticipate. We believe economic recovery will eventually come, driven primarily by the consumer. However, due to continued increases in unemployment, we think it could take longer for those consumers to pull us out of recession than it has in the past.

In this environment, we expect stock prices to rise more selectively than they have to this point and, in our opinion, would not be surprised to see small-capitalization stocks outperform large-capitalization stocks in the year to come. We do not expect that equity prices will continue to be bolstered by declining interest rates.

Even though I do believe that the worst is quite possibly behind us, if these thoughts are on-target, the future of mutual funds will be tougher than shareholders have experienced in recent years. I believe that mutual funds will continue to grow in assets, though possibly not to the degree that they have enjoyed over the previous decade.

We continue to appreciate your confidence and support and will strive to maintain and grow that confidence.

Sincerely,

/S/William B. Greiner

William B. Greiner, CFA
Chairman
Scout Investment Advisors, Inc.

--------------------------------------------------------------------------------
DECEMBER 31, 2001

--------------------------------------------------------------------------------
STOCK FUND
STOCK SELECT FUND

OBJECTIVE:

The UMB Scout Stock and Stock Select Funds seek long-term growth of capital and income by investing in common stocks of companies thought to have an above-average ability to increase their earnings and dividends.

The last six months have been a challenge for stock investors, both here and abroad. While the attacks on September 11 overshadow all other events, the stock market and the economy are following what we believe is a fairly normal path as they react to the excesses of the technology bubble and its bursting. As the economy has slowed, the Federal Reserve Bank has been adding liquidity to the system. With a lag, we believe the economy should respond and the stock market should turn up in anticipation. In September, the economy and stock market were headed downward, but the stock market looked as if it might hit bottom.

Then came the terrorist attacks that sent stock markets around the world to new lows. But this reaction to the attacks may have washed out the last sellers and permitted the stock market to make a bottom. More than a change in psychology took place as the Federal Reserve Bank accelerated the money supply growth and the government stepped up spending, starting with $40 billion for disaster relief.

Technology continues to be the most visible sector in the stock market, leading the market down in the quarter ended September 30, and leading it back up in the quarter ended December 31. The terrorist attacks affected consumer psychology in general and travel and tourism around the world directly. Our exposure to travel is limited to Southwest Airlines which has bounced back and is trading above its September 10, 2001 price. Its strategy of flying into secondary airports and its low debt continue to make it our choice in the airline industry. FedEx hauls packages instead of people and has benefited from the anthrax scare.1

2001 was a tough year. We did well in the six months ended December 31, 2001 which comprised the first half of the Funds' fiscal year, losing roughly one percent, compared to the Standard & Poor's 500 Index, which had a total return of -5.56%. We are optimistic and think 2002 will be a better year for the economy. With this in mind, we have bought stock in several companies, which we think have the potential to do better in an economic upturn, like AOL Time Warner and Merrill Lynch.1

The UMB Scout Stock Fund closed the quarter ended December 31, 2001 at $15.15 per share and had a total return (price change and reinvested distributions) of 9.65% for the quarter and -8.59% for the year. The UMB Scout Stock Select Fund closed the

--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------

quarter ended December 31, 2001 at $8.43 per share and had a total return (price change and reinvested distributions) of 11.28% for the quarter and -7.33% for the year. The Funds' benchmark, the S&P 500(R) Index, posted returns of 10.69% for the quarter and -11.89% for the year.

JAMES L. MOFFETT, CFA
Scout Investment Advisors, Inc.



1 Portfolio composition will change due to ongoing management of the Funds.
  References to specific securities or sectors should not be construed as a recommendation by the Funds, its advisor or distributor.

--------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
UMB SCOUT STOCK FUND (UMBSX) as of December 31, 2001

                       Stock            S&P 500          Lipper Multi-Cap
                       Fund              Index              Core Index
                       ----              -----              ----------
    11/18/1982        10,000             10,000               10,000
    12/31/1982         9,900             10,280               10,174
     3/31/1983        10,984             11,310               11,087
     6/30/1983        12,122             12,565               12,576
     9/30/1983        12,207             12,548               12,373
    12/31/1983        12,250             12,599               12,225
     3/31/1984        11,947             12,297               11,474
     6/30/1984        11,687             11,981               11,076
     9/30/1984        12,626             13,143               11,958
    12/31/1984        12,973             13,389               12,039
     3/31/1985        13,740             14,619               13,069
     6/30/1985        14,558             15,691               14,001
     9/30/1985        14,213             15,048               13,318
    12/31/1985        15,982             17,637               15,536
     3/31/1986        17,747             20,125               17,891
     6/30/1986        18,432             21,311               18,751
     9/30/1986        17,410             19,825               17,061
    12/31/1986        17,958             20,929               17,751
     3/31/1987        21,159             25,398               21,366
     6/30/1987        21,773             26,673               22,037
     9/30/1987        23,288             28,433               23,318
    12/31/1987        18,950             22,028               18,363
     3/31/1988        20,004             23,283               19,446
     6/30/1988        20,866             24,833               20,301
     9/30/1988        21,083             24,918               20,252
    12/31/1988        21,579             25,687               20,607
     3/31/1989        22,827             27,508               22,094
     6/30/1989        23,998             29,936               23,964
     9/30/1989        25,676             33,142               26,325
    12/31/1989        25,693             33,826               26,573
     3/31/1990        25,341             32,808               25,682
     6/30/1990        26,063             34,872               27,399
     9/30/1990        23,531             30,079               23,516
    12/31/1990        25,080             32,776               25,376
     3/31/1991        28,127             37,537               29,253
     6/30/1991        28,306             37,451               29,065
     9/30/1991        29,505             39,454               30,986
    12/31/1991        31,290             42,762               33,557
     3/31/1992        31,351             41,682               33,277
     6/30/1992        31,386             42,474               32,891
     9/30/1992        32,258             43,813               33,818
    12/31/1992        33,514             46,019               36,687
     3/31/1993        34,746             48,029               37,986
     6/30/1993        34,945             48,263               38,397
     9/30/1993        35,478             49,510               40,032
    12/31/1993        37,084             50,658               41,215
     3/31/1994        36,445             48,737               40,080
     6/30/1994        36,813             48,942               39,597
     9/30/1994        38,245             51,335               41,619
    12/31/1994        38,107             51,327               40,834
     3/31/1995        40,823             56,324               44,130
     6/30/1995        43,181             61,701               47,811
     9/30/1995        44,237             66,604               51,789
    12/31/1995        45,609             70,614               53,986
     3/31/1996        47,284             74,406               57,260
     6/30/1996        48,177             77,744               59,155
     9/30/1996        48,149             80,146               61,083
    12/31/1996        50,473             86,827               65,037
     3/31/1997        50,562             89,155               65,407
     6/30/1997        56,005            104,720               74,963
     9/30/1997        60,344            112,564               82,756
    12/31/1997        61,085            115,796               82,125
     3/31/1998        66,323            131,948               92,633
     6/30/1998        64,635            136,305               93,623
     9/30/1998        59,334            122,746               81,106
    12/31/1998        65,737            148,886               97,474
     3/31/1999        64,761            156,305               99,885
     6/30/1999        73,631            167,323              107,837
     9/30/1999        68,717            156,876              101,041
    12/31/1999        74,484            180,219              117,716
     3/31/2000        78,301            184,352              126,412
     6/30/2000        75,606            179,453              122,443
     9/30/2000        77,200            177,716              123,106
    12/31/2000        74,595            163,809              113,789
     3/31/2001        68,143            144,389              100,766
     6/30/2001        68,762            152,839              107,957
     9/30/2001        62,183            130,407               89,562
    12/31/2001        68,186            144,341              101,543

2 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. Performance returns for the UMB Scout Stock Fund, Lipper Multi-Cap Core Fund Index and S&P 500(R) Index assume dividends were reinvested for the entire period.
  For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
UMB Scout Stock Select Fund (UMBOX)
as of December 31, 2001

                      Stock Select         S&P 500        Lipper Multi-Cap
                          Fund              Index            Core Index
                          ----              -----            ----------
       5/17/1999         10,000            10,000              10,000
       6/30/1999         10,080            10,276              10,268
       9/30/1999          9,460             9,635               9,621
      12/31/1999         10,176            11,068              11,209
       3/31/2000         10,076            11,322              12,037
       6/30/2000          9,703            11,021              11,659
       9/30/2000          9,672            10,915              11,722
      12/31/2000          9,343            10,061              10,835
       3/31/2001          8,620             8,868               9,595
       6/30/2001          8,753             9,387              10,279
       9/30/2001          7,781             8,009               8,528
      12/31/2001          8,658             8,865               9,669

2 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. Performance returns for the UMB Scout Stock Select Fund, Lipper Multi-Cap Core Fund Index and S&P 500(R) Index assume dividends were reinvested for the entire period.
  For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
DECEMBER 31, 2001

--------------------------------------------------------------------------------
 FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT STOCK FUND (UMBSX)

Info Technology....................  17%
Health Care .......................  13%
Consumer Discretion................  12%
Cash & Equivalents.................  10%
Finance............................  10%
Consumer Staples...................   9%
Industrials........................   9%
Energy.............................   8%
Utilities..........................   5%
Telecom Services...................   4%
Materials..........................   3%
----------------------------------------
Based on total investments as of December 31, 2001.
Subject to change.



--------------------------------------------------------------------------------
 COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------

UMB SCOUT STOCK FUND (UMBSX)
as of December 31, 2001
                                         1 YEAR    3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
UMB SCOUT STOCK FUND...................   -8.59%    1.23%     6.20%     8.10%
Lipper Multi-Cap Core Fund Index1......  -10.76%    1.37%     9.32%    11.71%
S&P 500(R)Index1.......................  -11.89%   -1.03%    10.70%    12.94%
--------------------------------------------------------------------------------

   Returns for periods greater than one year are compound average annual rates of return.
   The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 1 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT STOCK FUND (UMBSX)
                                                           MARKET       PERCENT
                                                         VALUE (000'S)  OF TOTAL
--------------------------------------------------------------------------------
International Business Machines Corp.......................  $4,838         4%
Johnson & Johnson..........................................   4,634         4%
Southwest Airlines Co......................................   3,825         4%
PepsiCo, Inc...............................................   3,627         3%
Target Corp................................................   3,284         3%
Kimberly-Clark Corp........................................   2,990         3%
Intel Corp.................................................   2,831         3%
Lincoln National Corp......................................   2,769         2%
Engelhard Corp.............................................   2,768         2%
FedEx Corp.................................................   2,490         2%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL.............................  $34,056        30%
--------------------------------------------------------------------------------


As of December 31, 2001 statement of assets. Subject to change.

--------------------------------------------------------------------------------
 HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT STOCK FUND (UMBSX)


                                          INCOME &                     CUMULATIVE2
                              NET        SHORT-TERM     LONG-TERM       VALUE PER
                             ASSET          GAINS         GAINS        SHARE PLUS
                             VALUE      DISTRIBUTION  DISTRIBUTION    DISTRIBUTIONS
-----------------------------------------------------------------------------------

12/31/82.................  $  9.87         $ 0.03        $   --          $  9.90
12/31/83.................    11.34           0.86            --            12.23
12/31/84.................    11.20           0.62          0.11            12.82
12/31/85.................    12.74           0.73          0.22            15.31
12/31/86.................    12.78           0.51          1.01            16.87
12/31/87.................    11.87           0.78          0.97            17.71
12/31/88.................    12.62           0.49          0.39            19.34
12/31/89.................    13.87           0.62          0.49            21.70
12/31/90.................    12.76           0.59          0.21            21.39
12/31/91.................    15.40           0.48            --            24.51
12/31/92.................    15.77           0.39          0.31            25.58
12/31/93.................    16.24           0.38          0.79            27.21
12/31/94.................    15.01           0.46          1.19            27.63
12/31/95.................    16.34           0.73          0.86            30.55
12/31/96.................    16.97           0.47          0.62            32.27
12/31/97.................    19.01           0.46          1.00            35.77
12/31/98.................    18.86           0.45          1.10            37.17
12/31/99.................    19.12           0.40          1.79            39.61
12/31/00.................    17.11           0.20          1.81            39.61
12/31/01.................    15.15           0.14          0.35            38.14

--------------------------------------------------------------------------------

2 Does not assume any compounding of reinvested distributions.
  Distributions typically occur in June and December.
  Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.
--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
 COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT STOCK SELECT FUND (UMBOX)
as of December 31, 2001
                                                     QUARTER  1 YEAR  INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT STOCK SELECT FUND.........................  11.28%    -7.33%    -5.34%
Lipper Multi-Cap Core Fund Index1...................  13.38%   -10.76%    -1.28%
S&P 500(R)Index1..................................... 10.69%   -11.89%    -4.49%
--------------------------------------------------------------------------------
   Inception - May 17, 1999.
   Returns for periods greater than one year are compound average annual rates of return.
   The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 1 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT STOCK SELECT FUND (UMBOX)

                                                               MARKET     PERCENT
                                                            VALUE (000'S) OF TOTAL
--------------------------------------------------------------------------------
Johnson & Johnson ...................................         $  695          5%
Southwest Airlines Co. ..............................            577          4%
PepsiCo, Inc. .......................................            545          4%
Target Corp. ........................................            493          3%
International Business Machines Corp. ...............            487          3%
Intel Corp. .........................................            424          3%
Engelhard Corp. .....................................            418          3%
Lincoln National Corp. ..............................            413          3%
FedEx Corp. .........................................            374          3%
Progress Energy, Inc. ...............................            372          3%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL .......................         $4,798         34%
--------------------------------------------------------------------------------

As of December 31, 2001, statement of assets. Subject to change.

--------------------------------------------------------------------------------
 HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT STOCK SELECT FUND (UMBOX)

                                    INCOME &                     CUMULATIVE2
                        NET        SHORT-TERM     LONG-TERM       VALUE PER
                       ASSET          GAINS         GAINS        SHARE PLUS
                       VALUE      DISTRIBUTION  DISTRIBUTION    DISTRIBUTIONS
-----------------------------------------------------------------------------
12/31/99...........  $ 10.10         $ 0.07        $   --          $ 10.17
12/31/00...........     9.17           0.10            --             9.35
12/31/01...........     8.43           0.07            --             8.67
--------------------------------------------------------------------------------

 2 Does not assume any compounding of reinvested distributions.
   Distributions typically occur in June and December.
   Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
 FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT STOCK SELECT FUND (UMBOX)

Info Technology....................  18%
Health Care .......................  13%
Consumer Discretion................  12%
Finance............................  11%
Industrials........................  10%
Consumer Staples...................   9%
Energy.............................   7%
Utilities..........................   6%
Cash & Equivalents.................   5%
Telecom Services...................   5%
Materials..........................   4%
----------------------------------------
Based on total investments as of December 31, 2001.
Subject to change.

--------------------------------------------------------------------------------
DECEMBER 31, 2001

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

 DECEMBER 31, 2001 (UNAUDITED)

 STOCK FUND

--------------------------------------------------------------------------------
                                                    MARKET
  SHARES      COMPANY                               VALUE
--------------------------------------------------------------------------------

COMMON STOCKS-- 90.5%
CONSUMER DISCRETIONARY-- 11.8%
    42,000    AOL Time Warner, Inc.*........   $   1,348,200
    60,000    Brinker International, Inc.*..       1,785,600
    33,000    Knight Ridder, Inc............       2,142,690
    90,000    McDonald's Corp...............       2,382,300
    80,000    Target Corp...................       3,284,000
    54,500    TJX Companies, Inc............       2,172,370
                                                ------------
                                                  13,115,160
                                                ------------

CONSUMER STAPLES-- 9.0%
    40,000    Anheuser-Busch Companies, Inc.       1,808,400
    50,000    Kimberly-Clark Corp...........       2,990,000
    74,500    PepsiCo, Inc..................       3,627,405
    20,000    Procter & Gamble Co...........       1,582,600
                                                ------------
                                                  10,008,405
                                                ------------

ENERGY -- 8.0%
    29,575    Anadarko Petroleum Corp.......       1,681,338
    32,800    BP PLC, Sponsored ADR.........       1,525,528
    60,000    Halliburton Co................         786,000
    35,000    Kerr-McGee Corp...............       1,918,000
    60,000    Marathon Oil Corp.............       1,800,000
    30,000    Shell Transport & Trading PLC.       1,243,500
                                                ------------
                                                   8,954,366
                                                ------------

FINANCE -- 10.0%
    18,000    American International Group..       1,429,200
    54,000    AON Corp......................       1,918,080
    72,200    Firstmerit Corp...............       1,955,898
    57,000    Lincoln National Corp.........       2,768,490
    36,200    Merrill Lynch & Co., Inc......       1,886,744
    60,000    U.S. Bancorp..................       1,255,800
                                                ------------
                                                  11,214,212
                                                ------------

HEALTH CARE-- 12.8%
    25,000    Amgen, Inc.*..................       1,411,000
    24,000    Bristol-Myers Squibb Co.......       1,224,000
    25,200    Genentech, Inc.*..............       1,367,100
    78,400    Johnson & Johnson ............       4,633,440
    30,000    Merck & Co., Inc..............       1,764,000
    65,400    Mylan Laboratories, Inc.......       2,452,500
    33,191    Pharmacia Corp................       1,415,596
                                                ------------
                                                  14,267,636
                                                ------------

--------------------------------------------------------------------------------
                                                    MARKET
  SHARES      COMPANY                               VALUE
--------------------------------------------------------------------------------

INDUSTRIALS-- 8.6%
    33,300    Emerson Electric Co...........   $   1,901,430
    48,000    FedEx Corp.*..................       2,490,240
    45,000    Molex, Inc....................       1,392,750
   207,000    Southwest Airlines Co.........       3,825,360
                                                ------------
                                                   9,609,780
                                                ------------

INFORMATION TECHNOLOGY-- 17.3%
    48,300    Cisco Systems, Inc.*..........         874,713
    33,000    Computer Sciences Corp.*......       1,616,340
    36,400    Dell Computer Corp.*..........         989,352
    52,000    Gateway, Inc.*................         418,080
    90,000    Intel Corp....................       2,830,500
    40,000    International Business
                Machines Corp...............       4,838,400
    34,300    Microsoft Corp.*..............       2,272,375
    56,100    Nokia Corp. ADR, Class A......       1,376,133
    78,000    Oracle Corp.*.................       1,077,180
    52,500    Tellabs, Inc.*................         785,400
    80,000    Texas Instruments, Inc........       2,240,000
                                                ------------
                                                  19,318,473
                                                ------------

MATERIALS -- 3.6%
   100,000    Engelhard Corp................       2,768,000
    30,100    International Paper Co........       1,214,535
                                                ------------
                                                   3,982,535
                                                ------------

TELECOMMUNICATION SERVICES-- 4.2%
    47,800    BellSouth Corp................       1,823,570
    38,690    Qwest Communications
                International, Inc..........         546,690
    50,000    SBC Communications, Inc.......       1,958,500
     8,540    Verizon Communications, Inc...         405,308
                                                ------------
                                                   4,734,068

UTILITIES -- 5.2%
    43,000    Entergy Corp..................       1,681,730
    54,843    Progress Energy, Inc.  .......       2,469,581
    35,000    TXU Corp......................       1,650,250
                                                ------------
                                                   5,801,561
                                                ------------

TOTAL COMMON STOCKS
(Cost $79,746,957)-- 90.5%..................     101,006,196
                                                ------------

--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 2001 (UNAUDITED)

 STOCK FUND (Continued)

--------------------------------------------------------------------------------
  FACE                                             MARKET
 AMOUNT       DESCRIPTION                           VALUE
--------------------------------------------------------------------------------

SHORT-TERM
CORPORATE NOTES -- 8.1%
$2,000,000    Amgen, Inc.,
                due January 15, 2002........   $   1,998,592
 2,000,000    IBM Corp., due January 7, 2002       1,999,383
 1,500,000    Monsanto Co.,
                due January 4, 2002.........       1,499,746
 2,000,000    SBC Communications, Inc.,
                due January 18, 2002........       1,998,272
 1,500,000    Walgreen Co.,
                due January 3, 2002.........       1,499,848
                                                ------------

TOTAL SHORT-TERM CORPORATE NOTES
(Cost $8,995,841)-- 8.1%....................       8,995,841
                                                ------------

REPURCHASE AGREEMENT
(Cost $1,730,000)-- 1.5%
 1,730,000    Northern Trust Co.,
                1.50%, due January 2, 2002..       1,730,000
                                                ------------

TOTAL INVESTMENTS
(Cost $90,472,798)-- 100.1%.................     111,732,037


Liabilities less other assets-- (0.1)%......       (130,074)
                                                ------------

TOTAL NET ASSETS -- 100.0%
   (equivalent to $15.15 per share;
   20,000,000 shares of $1.00 par value
   capital shares authorized;
   7,367,446 shares outstanding)............   $ 111,601,963
                                                ------------

ADR - American Depositary Receipt

*Non-income producing security



STOCK SELECT FUND

--------------------------------------------------------------------------------
                                                     MARKET
 SHARES       COMPANY                                 VALUE
--------------------------------------------------------------------------------

COMMON STOCKS-- 94.4%
CONSUMER DISCRETIONARY-- 11.7%
     5,000    AOL Time Warner, Inc.*........   $     160,500
     6,500    Darden Restaurants, Inc.......         230,100
     4,975    Knight Ridder, Inc............         323,027
     5,500    McDonald's Corp...............         145,585
    12,000    Target Corp...................         492,600
     8,300    TJX Companies, Inc............         330,838
                                                ------------
                                                   1,682,650
                                                ------------

CONSUMER STAPLES-- 8.8%
     6,000    Anheuser-Busch Companies, Inc.         271,260
     3,500    Kimberly-Clark Corp...........         209,300
    11,200    PepsiCo, Inc..................         545,328
     3,000    Procter & Gamble Co...........         237,390
                                                ------------
                                                   1,263,278
                                                ------------

ENERGY -- 6.7%
     4,900    BP PLC, Sponsored ADR.........         227,899
     9,000    Halliburton Co................         117,900
     3,000    Kerr-McGee Corp...............         164,400
     9,000    Marathon Oil Corp.............         270,000
     4,500    Shell Transport & Trading PLC.         186,525
                                                ------------
                                                     966,724
                                                ------------

FINANCE -- 11.0%
     2,500    American International Group..         198,500
     8,100    AON Corp......................         287,712
    10,200    Firstmerit Corp...............         276,318
     8,500    Lincoln National Corp.........         412,845
     5,000    Merrill Lynch & Co., Inc......         260,600
     7,000    U.S. Bancorp..................         146,510
                                                ------------
                                                   1,582,485
                                                ------------

HEALTH CARE-- 13.4%
     3,700    Amgen, Inc.*..................         208,828
     3,600    Bristol-Myers Squibb Co.......         183,600
     3,800    Genentech, Inc.*..............         206,150
    11,760    Johnson & Johnson.............         695,016
     4,500    Merck & Co., Inc..............         264,600
     9,800    Mylan Laboratories, Inc.......         367,500
                                                ------------
                                                   1,925,694
                                                ------------

See accompanying Notes to Financial Statements.          Continued on next page.
--------------------------------------------------------------------------------
DECEMBER 31, 2001

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

 STOCK SELECT FUND (Continued)

--------------------------------------------------------------------------------
                                                      MARKET
  SHARES      COMPANY                                 VALUE
--------------------------------------------------------------------------------


INDUSTRIALS-- 10.1%
     5,000    Emerson Electric Co...........   $     285,500
     7,200    FedEx Corp.*..................         373,536
     6,700    Molex, Inc....................         207,365
    31,200    Southwest Airlines Co.........         576,576
                                                ------------
                                                   1,442,977
                                                ------------

INFORMATION TECHNOLOGY-- 18.3%
     6,200    Cisco Systems, Inc.*..........         112,282
     4,900    Computer Sciences Corp.*......         240,002
     5,400    Dell Computer Corp.*..........         146,772
     7,800    Gateway, Inc.*................          62,712
    13,500    Intel Corp....................         424,575
     4,030    International Business
                Machines Corp...............         487,469
     5,100    Microsoft Corp.*..............         337,875
     8,400    Nokia Corp. ADR, Class A......         206,052
    11,800    Oracle Corp.*.................         162,958
     7,900    Tellabs, Inc.*................         118,184
    12,000    Texas Instruments, Inc........         336,000
                                                ------------
                                                   2,634,881
                                                ------------

MATERIALS -- 4.2%
    15,100    Engelhard Corp................         417,968
     4,500    International Paper Co........         181,575
                                                ------------
                                                     599,543
                                                ------------

TELECOMMUNICATION SERVICES-- 4.5%
     7,200    BellSouth Corp................         274,680
     5,793    Qwest Communications
                International, Inc..........          81,855
     7,500    SBC Communications, Inc.......         293,775
                                                ------------
                                                     650,310
                                                ------------

UTILITIES -- 5.7%
     5,000    Entergy Corp..................         195,550
     8,254    Progress Energy, Inc.  .......         371,677
     5,200    TXU Corp......................         245,180
                                                ------------
                                                     812,407
                                                ------------

TOTAL COMMON STOCKS
(Cost $14,225,309)-- 94.4%..................      13,560,949
                                                ------------

--------------------------------------------------------------------------------
   FACE                                             MARKET
  AMOUNT       DESCRIPTION                          VALUE
--------------------------------------------------------------------------------


REPURCHASE AGREEMENT
(Cost $745,000)-- 5.2%
$  745,000    Northern Trust Co.,
                1.50%, due January 2, 2002..   $     745,000
                                                ------------


TOTAL INVESTMENTS
(Cost $14,970,309)-- 99.6%..................      14,305,949


Other assets less liabilities-- 0.4%........         64,728
                                                ------------

TOTAL NET ASSETS -- 100.0%
   (equivalent to $8.43 per share;
   10,000,000 shares of
   $1.00 par value capital shares authorized;
   1,705,640 shares outstanding)............   $  14,370,677
                                                ------------

ADR - American Depositary Receipt

*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

EQUITY INDEX FUND

OBJECTIVE:

The UMB Scout Equity Index Fund seeks to provide investment results that track, as closely as possible, the performance of the Standard & Poor's 500 Index.

For the year ended December 31, 2001, the UMB Scout Equity Index Fund lost 12.33% of its value. During this same time period, the S&P 500(R) Index lost 11.89% of its value. The slight difference in returns was primarily due to expenses, which are charged to the Fund but not the Index, and the challenges of managing cash flows into the Fund. The positive returns of the consumer discretionary and basic material sectors were offset by double-digit decreases in utilities, technology, telecommunications, health care, energy and financial sectors. There were 30 additions and deletions to the S&P 500(R) Index during the trailing 12 months.

The UMB Scout Equity Index Fund closed the quarter ended December 31, 2001 at $7.88 per share and had a total return (price change and reinvested distributions) of 10.48% for the quarter and -12.33% for the year. The Fund's benchmark, the S&P 500(R) Index, posted returns of 10.69% for the quarter and -11.89% for the year.

We appreciate your support and will continue to execute a passive strategy designed to provide returns that closely track the risk and return characteristics of the S&P 500(R) Index.

ROBERT C. WEBER III
Scout Investment Advisors, Inc.

--------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
UMB SCOUT EQUITY INDEX FUND (UMBQX)
as of December 31, 2001

                      Equity Index         S&P 500
                          Fund              Index
                          ----              -----
         5/1/2000        10,000            10,000
        6/30/2000        10,020            10,036
        9/30/2000         9,900             9,939
       12/31/2000         9,132             9,161
        3/31/2001         8,036             8,075
        6/30/2001         8,497             8,548
        9/30/2001         7,246             7,293
       12/31/2001         8,006             8,073

1 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. 2"Standard & Poor's,(R)"
   "S&P,(R)" "S&P 500(R)" and "Standard and Poor's 500" are trademarks of
   The McGraw-Hill Companies, Inc.
   and have been licensed for use by Scout Investment Advisors, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's(R) and

2 Standard & Poor's(R) makes no representation regarding the advisability of investing in the Fund. Performance returns for the UMB Scout Equity Index Fund and S&P 500(R) Index assume dividends were reinvested for the entire period. For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
DECEMBER 31, 2001

--------------------------------------------------------------------------------
 FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT EQUITY INDEX FUND (UMBQX)

Finance............................  17%
Info Technology....................  17%
Health Care .......................  14%
Consumer Discretion................  13%
Industrials........................  11%
Consumer Staples...................   8%
Energy.............................   6%
Telecom Services...................   5%
Materials..........................   3%
Utilities..........................   3%
Cash & Equivalents.................   2%
Miscellaneous......................   1%
--------------------------------------------------------------------------------
Based on total investments as of December 31, 2001.
Subject to change.

--------------------------------------------------------------------------------
 COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT EQUITY INDEX FUND (UMBQX)
as of December 31, 2001
                                           MONTH   QUARTER  1 YEAR    INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT EQUITY INDEX FUND............    0.80%   10.48%    -12.33%   -12.46%
S&P 500(R)Index1.......................    0.88%   10.69%    -11.89%   -12.03%
Lipper S&P 500 Index Fund Index1.......    0.84%   10.59%    -12.21%   -12.28%
--------------------------------------------------------------------------------

   Inception -- May 1, 2000.
   Returns for periods greater than one year are compound average annual rates of return.
   The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT EQUITY INDEX FUND (UMBQX)
                                                              MARKET     PERCENT
                                                          VALUE (000'S) OF TOTAL
--------------------------------------------------------------------------------
General Electric Co.....................................   $ 1,184      4%
Microsoft Corp..........................................     1,059      3%
ExxonMobil Corp.........................................       802      3%
Citigroup, Inc..........................................       773      2%
Wal-Mart Stores, Inc....................................       763      2%
Pfizer, Inc.............................................       747      2%
Intel Corp..............................................       629      2%
International Business Machines Corp....................       617      2%
American International Group, Inc.......................       615      2%
Johnson & Johnson.......................................       537      2%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL ..........................    $7,726     24%
--------------------------------------------------------------------------------
As of December 31, 2001, statement of assets. Subject to change.

--------------------------------------------------------------------------------
 HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT EQUITY INDEX FUND (UMBQX)


                                          INCOME &                     CUMULATIVE2
                              NET        SHORT-TERM     LONG-TERM       VALUE PER
                             ASSET          GAINS         GAINS        SHARE PLUS
                             VALUE      DISTRIBUTION  DISTRIBUTION    DISTRIBUTIONS
-----------------------------------------------------------------------------------
12/31/00.................   $ 9.08         $ 0.05        $   --           $ 9.13
12/31/01.................     7.88           0.07          0.01             8.01
-----------------------------------------------------------------------------------


 2 Does not assume any compounding of reinvested distributions.
   Distributions typically occur in June and December.
   Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

 EQUITY INDEX FUND

--------------------------------------------------------------------------------
                                                       MARKET
  SHARES      COMPANY                                  VALUE
--------------------------------------------------------------------------------

COMMON STOCKS-- 98.4%
CONSUMER DISCRETIONARY-- 12.8%
       150    American Greetings Corp., Class A       $2,067
    13,225    AOL Time Warner, Inc.*........         424,522
       350    Autozone, Inc.*...............          25,130
       900    Bed, Bath & Beyond, Inc.*.....          30,510
       600    Best Buy Co., Inc.*...........          44,688
       350    Big Lots, Inc.................           3,640
       250    Black & Decker Corp...........           9,433
       250    Brunswick Corp................           5,440
     1,750    Carnival Corp.................          49,140
       150    Centex Corp...................           8,564
       600    Circuit City Stores, Inc......          15,570
     1,750    Clear Channel
                Communications, Inc.*.......          89,092
     2,800    Comcast Corp., Class A Special*        100,800
       250    Cooper Tire & Rubber Co.......           3,990
     1,300    Costco Wholesale Corp.*.......          57,694
       450    Dana Corp.....................           6,246
       350    Darden Restaurants, Inc.......          12,390
     1,650    Delphi Automotive Systems Corp.         22,539
       250    Dillards, Inc.................           4,000
     6,100    Disney (Walt) Co..............         126,392
     1,025    Dollar General Corp...........          15,272
       250    Dow Jones & Company, Inc......          13,682
       850    Eastman Kodak Company.........          25,015
       500    Family Dollar Stores, Inc.....          14,990
       600    Federated Department Stores,
              Inc.*.........................          24,540
     5,343    Ford Motor Co.................          83,992
       450    Fortune Brands, Inc...........          17,815
       800    Gannett Co., Inc..............          53,784
     2,600    Gap, Inc......................          36,244
     1,700    General Motors Corp...........          82,620
       450    Goodyear Tire and Rubber Co...          10,715
       950    Harley Davidson, Inc..........          51,594
       350    Harrah's Entertainment, Inc.*.          12,953
       500    Hasbro, Inc...................           8,115
     1,050    Hilton Hotels Corp............          11,466
     7,000    Home Depot, Inc...............         357,070
       200    International Game
                Technology, Inc.*...........          13,660
     1,100    Interpublic Group of
                Companies, Inc..............          32,494
       250    Johnson Controls, Inc.........          20,187
       400    Jones Apparel Group, Inc.*....          13,268
       100    KB Home.......................           4,010
     1,400    K-Mart Corp.*.................           7,644
       250    Knight Ridder, Inc............          16,232
       950    Kohl's Corp.*.................          66,918

--------------------------------------------------------------------------------
                                                       MARKET
  SHARES      COMPANY                                  VALUE
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY (Continued)
       600    Leggett & Platt, Inc..........        $ 13,800
       150    Liz Claiborne, Inc............           7,463
     2,300    Lowes Co., Inc................         106,743
       700    Marriott International, Inc.,
              Class A.......................          28,455
     1,300    Mattel, Inc...................          22,360
       850    May Department Stores Co......          31,433
       250    Maytag Corporation............           7,758
     3,800    McDonald's Corp...............         100,586
       600    McGraw-Hill Companies, Inc....          36,588
       100    Meredith Corp.................           3,565
       500    New York Times Co., Class A...          21,625
       800    Newell Rubbermaid, Inc........          22,056
       800    Nike, Inc., Class B...........          44,992
       450    Nordstrom, Inc................           9,104
       950    Office Depot, Inc.*...........          17,613
       600    Omnicrom Group, Inc...........          53,610
       800    Penney (J.C.) Company, Inc....          21,520
       200    Pulte Corp....................           8,934
       500    RadioShack Corp...............          15,050
       200    Reebok International Ltd.*....           5,300
       950    Sears, Roebuck and Co.........          45,258
       450    Sherwin Williams Co...........          12,375
       150    Snap-On, Inc..................           5,049
       250    Stanley Works.................          11,643
     1,400    Staples, Inc.*................          26,180
     1,100    Starbucks Corp.*..............          20,955
       600    Starwood Hotels & Resorts
                Worldwide, Inc..............          17,910
     2,700    Target Corp...................         110,835
     1,300    The Limited, Inc..............          19,136
       400    Tiffany & Co..................          12,588
       850    TJX Companies, Inc............          33,881
       300    TMP Worldwide, Inc.*..........          12,870
       600    Toys "R" Us, Inc.*............          12,444
       900    Tribune Company...............          33,687
       450    Tricon Global Restaurants, Inc.*        22,140
       350    TRW, Inc......................          12,964
       150    Tupperware Corp...............           2,888
       600    Univision Communications, Inc.*         24,276
       350    VF Corp.......................          13,654
     5,279    Viacom, Inc., Class B*........         233,068
       376    Visteon Corp..................           5,655
    13,250    Wal-Mart Stores, Inc..........         762,537
       350    Wendy's International, Inc....          10,210
       150    Whirlpool Corp................          11,000
                                                  ----------
                                                   4,087,885
                                                  ----------

                                                         Continued on next page.
--------------------------------------------------------------------------------
DECEMBER 31, 2001

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

 EQUITY INDEX FUND (Continued)

--------------------------------------------------------------------------------
                                                     MARKET
  SHARES      COMPANY                                 VALUE
--------------------------------------------------------------------------------

CONSUMER STAPLES-- 8.1%
       200    Alberto Culver Co., Class B...       $   8,948
     1,200    Albertson's, Inc..............          37,788
     2,600    Anheuser-Busch Companies, Inc.         117,546
     1,961    Archer Daniels Midland Co.....          28,140
       700    Avon Products, Inc............          32,550
       250    Brown-Forman Corp., Class B...          15,650
     1,200    Campbell Soup Co..............          35,844
       700    Clorox Company................          27,685
     7,400    Coca-Cola Company.............         348,910
     1,300    Coca-Cola Enterprises.........          24,622
     1,650    Colgate-Palmolive Co..........          95,287
     1,600    ConAgra, Inc..................          38,032
       100    Coors (Adolph) Co., Class B...           5,340
     1,150    CVS Corp......................          34,040
     1,050    General Mills, Inc............          54,611
     3,150    Gillette Co...................         105,210
     1,050    Heinz (H.J.) Co...............          43,176
       450    Hershey Foods Corp............          30,465
     1,200    Kellogg Co....................          36,120
     1,550    Kimberly-Clark Corp...........          92,690
     2,350    Kroger Co.*...................          49,045
       800    Pepsi Bottling Group, Inc.....          18,800
     5,255    PepsiCo, Inc..................         255,866
     6,450    Philip Morris Companies, Inc..         295,732
     3,900    Procter & Gamble Co...........         308,607
     1,500    Safeway, Inc.*................          62,625
     2,300    Sara Lee Corp.................          51,129
       350    Supervalu, Inc................           7,742
     2,000    SYSCO Corp....................          52,440
     1,750    Unilever N.V., ADR ...........         100,817
       500    UST, Inc......................          17,500
     3,050    Walgreen Co...................         102,663
       450    Winn-Dixie Stores, Inc........           6,413
       700    Wrigley (Wm., Jr.) Co.........          35,959
                                                  ----------
                                                   2,577,992
                                                  ----------

ENERGY -- 6.2%
       250    Amerada Hess Corp.............          15,625
       786    Anadarko Petroleum Corp.......          44,684
       385    Apache Corp...................          19,204
       250    Ashland, Inc..................          11,520
       950    Baker Hughes, Inc.............          34,646
       600    Burlington Resources, Inc.....          22,524
     3,216    ChevronTexaco Corp............         288,186
     1,900    Conoco, Inc., Class B.........          53,770
       400    Devon Energy Corp.............          15,460
       300    EOG Resources.................          11,733

--------------------------------------------------------------------------------
                                                     MARKET
  SHARES      COMPANY                                 VALUE
--------------------------------------------------------------------------------

ENERGY (Continued)
    20,400    ExxonMobil Corp...............   $     801,720
     1,300    Halliburton Co................          17,030
       250    Kerr-McGee Corp...............          13,700
       950    Marathon Oil Corp.............          28,500
       400    Nabors Industries, Inc.*......          13,732
       400    Noble Drilling Corp.*.........          13,616
     1,150    Occidental Petroleum Corp.....          30,510
     1,180    Phillips Petroleum Co.........          71,107
       250    Rowan Companies, Inc.*........           4,843
     6,350    Royal Dutch Petroleum Company.         311,277
     1,750    Schlumberger Ltd..............          96,162
       250    Sunoco, Inc...................           9,335
       900    Transocean Sedco Forex, Inc...          30,438
       700    Unocal, Inc...................          25,249
                                                  ----------
                                                   1,984,571
                                                  ----------

FINANCE -- 17.5%
     1,600    AFLAC, Inc....................          39,296
     2,150    Allstate Corporation..........          72,455
       350    AMBAC Financial Group.........          20,251
     4,000    American Express Co...........         142,760
     7,744    American International
              Group, Inc....................         614,874
     1,050    Amsouth Bancorporation........          19,845
       800    AON Corp......................          28,416
     4,650    Bank of America Corp..........         292,717
     2,150    Bank of New York, Inc.........          87,720
     3,500    Bank One Corp.................         136,675
     1,350    BB&T Corp.....................          48,748
       250    Bear Stearns Cos., Inc........          14,660
       600    Capital One Financial Corp....          32,370
     4,025    Charles Schwab Corp...........          62,267
       640    Charter One Financial, Inc....          17,376
       500    Chubb Corp....................          34,500
       450    Cincinnati Financial Corp.....          17,167
    15,306    Citigroup, Inc................         772,647
       550    Comerica, Inc.................          31,515
       850    Conseco, Inc.*................           3,791
       350    Countrywide Credit
                Industries, Inc.............          14,339
     1,200    Equity Office Properties Trust          36,096
       800    Equity Residential Properties Trust     22,968
     2,950    Federal National Mortgage
                Association.................         234,525
     1,715    Fifth Third Bancorp...........         105,181
     3,106    FleetBoston Financial Corp....         113,369
     2,100    Federal Home Loan
                Mortgage Corp...............         137,340

--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

 EQUITY INDEX FUND (Continued)

--------------------------------------------------------------------------------
                                                     MARKET
  SHARES      COMPANY                                 VALUE
--------------------------------------------------------------------------------

FINANCE (Continued)
       800    Franklin Resources, Inc.......        $ 28,216
       450    Golden West Financial Corp....          26,482
       700    Hartford Financial Services
                Group, Inc..................          43,981
     1,400    Household International, Inc..          81,116
       730    Huntington Bancshares, Inc....          12,549
       425    Jefferson Pilot Corp..........          19,665
       900    John Hancock Financial Services         37,170
     1,300    Keycorp.......................          31,642
       700    Lehman Brothers Holdings, Inc.          46,760
       600    Lincoln National Corp.........          29,142
       600    Loews Corp....................          33,228
       800    Marsh & McLennan
                Companies, Inc..............          85,960
       425    MBIA, Inc.....................          22,793
     2,550    MBNA Corp.....................          89,760
     1,400    Mellon Financial Corp.........          52,668
     2,500    Merrill Lynch & Co., Inc......         130,300
     2,200    MetLife, Inc..................          69,696
       350    MGIC Investment Corp..........          21,602
       450    Moody's Corp..................          17,937
     5,885    Morgan (J.P.) & Company, Inc..         213,920
     3,300    Morgan Stanley Dean Witter & Co.       184,602
     1,850    National City Corp............          54,094
       700    Northern Trust Corp...........          42,154
       850    PNC Corp......................          47,770
       250    Progressive Corp..............          37,325
       800    Providian Financial Corp......           2,840
       700    Regions Financial Corp........          21,028
       350    Safeco Corp...................          10,903
       600    St. Paul Companies, Inc.......          26,382
     1,000    Southtrust Corp...............          24,670
     1,000    State Street Corp.............          52,250
       700    Stilwell Financial, Inc.......          19,054
       850    Suntrust Bank, Inc............          53,295
       900    Synovus Financial Corp........          22,545
       350    Torchmark Corp................          13,766
       350    T. Rowe Price Associates, Inc.          12,156
     5,831    U.S. Bancorp..................         122,043
       450    Union Planters Corp...........          20,308
       700    UnumProvident Corp............          18,557
       450    USA Education.................          37,809
     4,050    Wachovia Corp.................         127,008
     2,625    Washington Mutual, Inc........          85,837
     5,050    Wells Fargo & Co..............         219,422
       400    XL Capital Ltd................          36,544
       300    Zions Bancorporation..........          15,774
                                                  ----------
                                                   5,556,591
                                                  ----------

--------------------------------------------------------------------------------
                                                     MARKET
  SHARES      COMPANY                                 VALUE
--------------------------------------------------------------------------------

HEALTH CARE-- 14.0%
     4,600    Abbott Laboratories...........        $256,450
       450    Aetna, Inc....................          14,846
       350    Allergan, Inc.................          26,267
     3,900    American Home Products Corp...         239,304
       311    AmeriSourceBergen Corp........          19,764
     3,150    Amgen, Inc.*..................         177,786
       600    Applera Corp. -
                Applied Biosystems Group....          23,562
       200    Bard (C.R.), Inc..............          12,900
       150    Bausch & Lomb, Inc............           5,649
     1,800    Baxter International, Inc.....          96,534
       800    Becton Dickinson & Co.........          26,520
       450    Biogen, Inc.*.................          25,808
       837    Biomet, Inc...................          25,863
     1,200    Boston Scientific Corp.*......          28,944
     5,800    Bristol-Myers Squibb Co.......         295,800
     1,350    Cardinal Health, Inc..........          87,291
       600    Chiron Corp.*.................          26,304
       450    Cigna Corp....................          41,692
     3,300    Eli Lilly & Company...........         259,182
       500    Forest Laboratories, Inc.*....          40,975
       600    Genzyme Corp.*................          35,916
       950    Guidant Corp.*................          47,310
     1,550    HCA, Inc......................          59,737
       700    Health Management
                Associates, Inc.*...........          12,880
     1,150    HealthSouth Corp.*............          17,043
       450    Humana, Inc.*.................           5,306
     1,600    Immunex Corp.*................          44,336
     9,090    Johnson & Johnson.............         537,219
       733    King Pharmaceuticals, Inc.*...          30,881
       350    Manor Care, Inc.*.............           8,299
       900    McKesson HBOC, Inc............          33,660
       600    Medimmune, Inc.*..............          27,810
     3,650    Medtronic, Inc................         186,916
     6,750    Merck & Co., Inc..............         396,900
    18,750    Pfizer, Inc...................         747,187
     3,850    Pharmacia Corp................         164,203
       350    Quintiles Transnational Corp.*           5,628
       250    St. Jude Medical, Inc.*.......          19,413
     4,350    Schering Plough Corp..........         155,773
       600    Stryker Corp..................          35,022
       950    Tenet Healthcare Corp.*.......          55,784
       900    UnitedHealth Group, Inc.......          63,693
       350    Watson Pharmaceuticals, Inc.*.          10,987
       150    Wellpoint Health Networks, Inc.,
                Class A*....................          17,528
       560    Zimmer Holdings, Inc.*........          17,102
                                                  ----------
                                                   4,467,974
                                                  ----------

                                                         Continued on next page.
--------------------------------------------------------------------------------
DECEMBER 31, 2001

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

 EQUITY INDEX FUND (Continued)

--------------------------------------------------------------------------------
                                                     MARKET
  SHARES      COMPANY                                 VALUE
--------------------------------------------------------------------------------

INDUSTRIALS-- 11.0%
       600    Allied Waste Industries, Inc.*          $8,436
       600    American Power
                Conversion Corp.*...........           8,676
       450    AMR Corp.*....................           9,977
     1,800    Automatic Data Processing, Inc.        106,020
       350    Avery Dennison Corp...........          19,785
       500    Block (H&R), Inc..............          22,350
     2,500    Boeing Co.....................          96,950
     1,200    Burlington Northern
                Santa Fe Corp...............          34,236
     1,050    Caterpillar, Inc..............          54,862
     2,900    Cendant Corp.*................          56,869
       500    Cintas Corp...................          24,000
     1,500    Concord EFS, Inc.*............          49,170
       500    Convergys Corp.*..............          18,745
       250    Cooper Industries, Inc........           8,730
       150    Crane Company.................           3,846
       600    CSX Corp......................          21,030
       100    Cummins, Inc..................           3,854
       450    Danaher Corp..................          27,139
       700    Deere & Co....................          30,562
       350    Delta Airlines, Inc...........          10,241
       150    Deluxe Corp...................           6,237
       350    Donnelley (R.R.) & Sons Co....          10,392
       600    Dover Corp....................          22,242
       250    Eaton Corp....................          18,603
     1,300    Emerson Electric Co...........          74,230
       450    Equifax, Inc..................          10,868
       850    FedEx Corp.*..................          44,098
     1,100    First Data Corp...............          86,295
       550    Fiserv, Inc.*.................          23,276
       250    Fluor Corp....................           9,350
       600    General Dynamics Corp.........          47,784
    29,550    General Electric Co...........       1,184,364
       500    Genuine Parts Co..............          18,350
       350    Goodrich Corp.................           9,317
       250    Grainger (W.W.), Inc..........          12,000
     2,450    Honeywell International, Inc..          82,859
       950    Illinois Tool Works, Inc......          64,334
       850    IMS Health, Inc...............          16,584
       550    Ingersoll-Rand Co.............          22,995
       250    ITT Industries, Inc...........          12,625
     1,350    Lockheed Martin Corp..........          63,004
     1,400    Masco Corp....................          34,300
       150    McDermott International, Inc.*           1,841
     1,200    Minnesota Mining &
                Manufacturing Co............         141,852
       600    Molex, Inc....................          18,570
       150    Navistar International Corp...           5,925
     1,150    Norfolk Southern Corp.........          21,079
       350    Northrop Grumman Corp.........          35,283
       250    Paccar, Inc...................          16,405
       350    Pall Corp.....................           8,421

--------------------------------------------------------------------------------
                                                     MARKET
  SHARES      COMPANY                                 VALUE
--------------------------------------------------------------------------------

INDUSTRIALS (Continued)
       350    Parker Hannifin Corp..........        $ 16,069
     1,150    Paychex, Inc..................          40,077
       700    Pitney Bowes, Inc.............          26,327
       200    Power-One, Inc.*..............           2,082
     1,150    Raytheon Company..............          37,340
       500    Robert Half International, Inc.*        13,350
       500    Rockwell Collins, Inc.........           9,750
       500    Rockwell International Corp...           8,930
       150    Ryder System, Inc.............           3,323
       350    Sabre Holdings Corp., Class A*          14,823
     2,300    Southwest Airlines Co.........          42,504
       450    Textron, Inc..................          18,657
       150    Thomas & Betts Corp...........           3,173
     5,910    Tyco International Ltd........         348,099
       150    US Airways Group, Inc.*.......             951
       700    Union Pacific Corp............          39,900
     1,400    United Technologies Corp......          90,482
     1,850    Waste Management, Inc.........          59,033
                                                  ----------
                                                   3,513,831
                                                  ----------

INFORMATION TECHNOLOGY-- 17.2%
     2,300    ADC Telecommunications, Inc.*.          10,580
       700    Adobe Systems, Inc............          21,735
     1,000    Advanced Micro Devices, Inc.*.          15,860
     1,362    Agilent Technologies, Inc.*...          38,831
     1,100    Altera Corp.*.................          23,342
     1,050    Analog Devices, Inc.*.........          46,609
       250    Andrew Corp.*.................           5,473
     1,000    Apple Computer, Inc.*.........          21,900
     2,450    Applied Materials, Inc.*......          98,245
       900    Applied Micro Circuits Corp.*.          10,188
       150    Autodesk, Inc.................           5,591
       866    Avaya, Inc.*..................          10,522
       700    BMC Software, Inc.*...........          11,459
       800    Broadcom Corp., Class A*......          32,696
     1,000    Ciena Systems, Inc.*..........          14,310
    21,800    Cisco Systems, Inc.*..........         394,798
       600    Citrix Systems, Inc.*.........          13,596
     5,050    Compaq Computer Corp..........          49,288
     1,750    Computer Associates
                International, Inc..........          60,357
       550    Computer Sciences Corp.*......          26,939
     1,150    Compuware Corp.*..............          13,558
       550    Comverse Technology, Inc.*....          12,304
       800    Conexant Systems, Inc.*.......          11,488
     2,800    Corning, Inc..................          24,976
     7,750    Dell Computer Corp.*..........         210,645
     1,400    Electronic Data Systems Corp..          95,970
     6,600    EMC Corp.*....................          88,704
       950    Gateway, Inc.*................           7,638
     5,800    Hewlett-Packard Co............         119,132
    20,000    Intel Corp....................         629,000

--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

 EQUITY INDEX FUND (Continued)

--------------------------------------------------------------------------------
                                                     MARKET
  SHARES      COMPANY                                 VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY (Continued)
     5,100    International Business
                Machines Corp...............        $616,896
       600    Intuit, Inc.*.................          25,656
       600    Jabil Circuit, Inc.*..........          13,632
     4,000    JDS Uniphase Corp.*...........          34,920
       600    KLA-Tencor Corp.*.............          29,736
       350    Lexmark International Group, Inc.,
                Class A*....................          20,650
       950    Linear Technology Corp........          37,088
     1,050    LSI Logic Corp.*..............          16,569
    10,200    Lucent Technologies, Inc......          64,158
     1,000    Maxim Integrated Products, Inc.*        52,510
       200    Mercury Interactive Corp.*....           6,796
     1,800    Micron Technology, Inc.*......          55,800
    16,000    Microsoft Corp.*..............       1,060,000
       100    Millipore Corp................           6,070
     6,600    Motorola, Inc.................          99,132
       500    National Semiconductor Corp.*.          15,395
       250    NCR Corp.*....................           9,215
       950    Network Appliance, Inc.*......          20,776
     9,500    Nortel Networks Corporation...          71,250
     1,050    Novell, Inc.*.................           4,820
       400    Novellus Systems, Inc.*.......          15,780
       400    NVIDIA Corp.*.................          26,760
    16,600    Oracle Corp.*.................         229,246
     1,667    Palm, Inc.*...................           6,468
       800    Parametric Technology Corp.*..           6,248
       900    Peoplesoft, Inc.*.............          36,180
       400    PerkinElmer, Inc..............          14,008
       500    PMC-Sierra, Inc.*.............          10,630
       300    QLogic Corp.*.................          13,353
     2,250    Qualcomm, Inc.*...............         113,625
     1,600    Sanmina-SCI Corp.*............          31,840
       300    Sapient Corp.*................           2,316
       450    Scientific-Atlanta, Inc.......          10,773
     1,400    Siebel Systems, Inc.*.........          39,172
     2,450    Solectron Corp.*..............          27,636
     9,600    Sun Microsystems, Inc.*.......         118,080
       650    Symbol Technologies...........          10,322
       300    Tektronix, Inc.*..............           7,734
     1,200    Tellabs, Inc.*................          17,952
       500    Teradyne, Inc.*...............          15,070
     5,200    Texas Instruments, Inc........         145,600
       550    Thermo Electron Corp.*........          13,123
       950    Unisys Corp.*.................          11,913
     1,150    Veritas Software Corp.*.......          51,554
       500    Vitesse Semiconductor Corp.*..           6,215
       400    Waters Corp.*.................          15,500
     2,100    Xerox Corp....................          21,882
       950    Xilinx, Inc.*.................          37,097
     1,650    Yahoo!, Inc.*.................          29,271
                                                  ----------
                                                   5,472,151
                                                  ----------

--------------------------------------------------------------------------------
                                                     MARKET
  SHARES      COMPANY                                 VALUE
--------------------------------------------------------------------------------

MATERIALS -- 2.6%
       700    Air Products & Chemicals, Inc.         $32,837
     1,000    Alcan, Inc....................          35,930
     2,506    Alcoa, Inc....................          89,088
       250    Allegheny Technologies, Inc...           4,188
       100    Ball Corp.....................           7,070
     1,621    Barrick Gold Corp.............          25,855
       200    Bemis, Inc....................           9,836
       150    Boise Cascade Corp............           5,102
     2,702    Dow Chemical Co...............          91,274
     3,050    Du Pont (E.I.) De Nemours & Co.        129,655
       250    Eastman Chemical Co...........           9,755
       350    Ecolab, Inc...................          14,087
       350    Engelhard Corp................           9,688
       450    Freeport McMoRan Copper
                & Gold, Inc., Class B*......           6,026
       679    Georgia Pacific Corp..........          18,747
       150    Great Lakes Chemical Corp.....           3,642
       250    Hercules, Inc.*...............           2,500
       500    Inco Ltd.*....................           8,470
       250    International Flavors
                & Fragrances, Inc...........           7,428
     1,406    International Paper...........          56,732
       250    Louisiana Pacific Corp........           2,110
       250    Mead Corp.....................           7,723
       550    Newmount Mining Corp..........          10,510
       250    Nucor Corp....................          13,240
       500    Pactiv Corp.*.................           8,875
       250    Phelps Dodge Corp.............           8,100
       950    Placer Dome, Inc..............          10,364
       500    PPG Industries, Inc...........          25,860
       450    Praxair, Inc..................          24,862
       700    Rohm & Haas Co................          24,241
       250    Sealed Air Corp.*.............          10,205
       250    Sigma Aldrich Corp............           9,853
       100    Temple-Inland, Inc............           5,673
       250    United States Steel Corp. ....           4,528
       350    Vulcan Materials Co...........          16,779
       350    Westvaco Corp.................           9,957
       600    Weyerhauser Co................          32,448
       350    Williamette Industries, Inc...          18,242
       250    Worthington Industries........           3,550
                                                  ----------
                                                     815,030
                                                  ----------

MISCELLANEOUS-- 0.6%
     1,774    Standard & Poor's
                Depositary Receipts.........         202,680
                                                  ----------

                                                         Continued on next page.
--------------------------------------------------------------------------------
DECEMBER 31, 2001

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

 EQUITY INDEX FUND (Continued)

--------------------------------------------------------------------------------
                                                     MARKET
  SHARES      COMPANY                                 VALUE
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES-- 5.4%
       950    Alltel Corp...................        $ 58,644
    10,517    AT&T Corp.....................         190,778
     7,547    AT&T Wireless Services, Inc.*.         108,450
     5,550    BellSouth Corp................         211,733
       450    Centurytel, Inc...............          14,760
       800    Citizens Communications Co.*..           8,528
     2,400    Nextel Communications, Inc.,
                Class A*....................          26,304
     4,937    Qwest Communications
                International, Inc..........          69,760
    10,000    SBC Communications, Inc.......         391,700
     2,600    Sprint Corp. .................          52,208
     2,900    Sprint Corp. (PCS Group)*.....          70,789
     8,103    Verizon Communications, Inc...         384,568
     8,750    WorldCom, Inc.*...............         123,200
                                                  ----------
                                                   1,711,422
                                                  ----------

UTILITIES -- 3.0%
     1,600    AES Corp.*....................          26,160
       400    Allegheny Energy, Inc.........          14,488
       450    Ameren Corp...................          19,035
       920    American Electric Power, Inc..          40,048
       900    Calpine Corp.*................          15,111
       450    Cinergy Corp..................          15,043
       350    CMS Energy Corp...............           8,411
       600    Consolidated Edison, Inc......          24,216
       450    Constellation Energy Group, Inc.        11,947
       800    Dominion Resources, Inc.......          48,080
       450    DTE Energy Co.................          18,873
     2,300    Duke Energy Corp..............          90,298
     1,000    Dynegy, Inc...................          25,500
       950    Edison International, Inc.....          14,345
     1,492    El Paso Corp..................          66,558
       700    Entergy Corp..................          27,377
       962    Exelon Corp...................          46,061
       932    FirstEnergy Corp..............          32,601
       500    FPL Group, Inc................          28,200
       400    Keyspan Corp..................          13,860
       300    Kinder Morgan, Inc............          16,707
     1,177    Mirant Corp.*.................          18,856

--------------------------------------------------------------------------------
 SHARES/FACE                                       MARKET
    AMOUNT    COMPANY/DESCRIPTION                   VALUE
--------------------------------------------------------------------------------

UTILITIES (Continued)
       500    Niagra Mohawk Holdings, Inc.*.         $ 8,865
       100    NICOR, Inc....................           4,164
       600    NiSource, Inc.................          13,836
       100    Peoples Energy Corp...........           3,793
     1,150    PG&E Corp.....................          22,126
       250    Pinnacle West Capital Corp....          10,463
       450    PPL Corp......................          15,682
       650    Progress Energy, Inc..........          29,269
       600    Public Service Enterprise
                Group, Inc..................          25,314
       850    Reliant Energy, Inc...........          22,542
       600    Sempra Energy Co..............          14,730
     2,100    Southern Co...................          53,235
       400    Teco Energy, Inc..............          10,496
       800    TXU Corp......................          37,720
     1,500    Williams Companies, Inc.......          38,280
       982    Xcel Energy, Inc..............          27,241
                                                  ----------
                                                     959,531
                                                  ----------

TOTAL COMMON STOCKS
(Cost $35,166,101)-- 98.4%..................      31,349,658
                                                  ----------


REPURCHASE AGREEMENT
(Cost $490,000)-- 1.5%
$  490,000    Northern Trust Co.,
                1.50%, due January 2, 2002..         490,000
                                                  ----------


TOTAL INVESTMENTS
(Cost $35,656,101)-- 99.9%..................      31,839,658


Other assets less liabilities-- 0.1%........          19,504
                                                  ----------

TOTAL NET ASSETS -- 100.0%
   (equivalent to $7.88 per share;
   20,000,000 shares of
   $1.00 par value capital shares authorized;
   4,042,701 shares outstanding)............     $31,859,162
                                                  ----------

  ADR - American Depositary Receipt

*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
SMALLCAP FUND1
(Formerly the UMB Scout Regional Fund)*

OBJECTIVE:

The UMB Scout Small Cap Fund seeks long-term growth of capital and income by investing in smaller companies located anywhere in the United States.

*Please note that effective July 2, 2001, the UMB Scout Regional Fund changed its name to the UMB Scout Small Cap Fund and modified its investment objective and certain investment policies.

We are pleased to report to you that despite the stock market's extreme volatility in response to the nerve-testing events of last September, the UMB Scout Small Cap Fund produced a gain, albeit a small one, in the first six months of its fiscal year. The Fund closed the six months ended December 31, 2001 at $10.89 per share and had a total return (price change and reinvested distributions) of 1.41%. The Fund's benchmarks, the Russell 2000 Index and the Lipper Small-Cap Core Fund Index registered returns of -4.09% and 0.50% for the same six months, respectively. (Please see the accompanying tables for the Fund's longer-term performance and other important performance-related information.)

In retrospect, the market has come full circle in this fiscal year's first six months. In July, the three gauges we use to monitor market conditions -- valuations, monetary conditions and investor sentiment -- began deteriorating, keeping us somewhat cautious. This deterioration ended in late September as the terrorist acts produced fear and capitulation among investors. Since late September, the stock market has been on the mend. We enter this fiscal year's second six months again somewhat cautious, but looking for improved conditions once a period of correction/consolidation has passed.

Actually, the Fund's outperformance, as compared to its benchmarks, over the latest six-month period was the result of significantly outperforming them during the market's weakness in the August-September time period, then underperforming during the recovering phase. We feel the market's short and intermediate cycle lows were probably seen during the September setback. However, longer-term cycles based on our work will likely not enter their up phase until the second or third quarter of 2002.

Our economic indicators lead us to believe that a recession low has likely been achieved as U.S. industrial production has finally begun showing signs of improvement. Accordingly, the Fund continues to be heavily exposed to companies which could benefit by an improvement in our economic condition. However, global overcapacity, record high consumer and corporate debt, and a near record low savings rate could make this a tricky, start-stop expansion that requires our close monitoring.

--------------------------------------------------------------------------------
DECEMBER 31, 2001

--------------------------------------------------------------------------------
Prior to the August-September slump, we had liquidated holdings in Commerce Bankshares, Datascope Corporation, Lightbridge, Inc. and Zebra Technologies as their stocks were no longer performing up to our expectations. Subsequently, we established new positions in LabOne (medical/insurance testing), Varian, Inc. (technology), and Casey's General Stores (retail). Also, we added to existing holdings in A.G. Edwards (finance), Anixter International (technology) and Littelfuse (industrial/technology).2

Again, I would like to thank you for your support and investment in the UMB Scout Small Cap Fund.

DAVID R. BAGBY, CFA
Scout Investment Advisors, Inc.

1 Due to the limited focus of this Fund, the UMB Scout Small Cap Fund is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks.
2 Portfolio composition will change due to ongoing management of the Fund.
  References to specific securities or sectors should not be construed as a recommendation by the Fund, its advisor or distributor.

--------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
 UMB SCOUT SMALL CAP FUND (UMBHX)
 as of December 31, 2001

                         Small Cap       Russell 2000    Lipper Small-Cap
                           Fund              Index          Core Index
                           ----              -----          ----------
        12/31/1991        10,000            10,000            10,000
         3/31/1992        10,446            10,749            10,573
         6/30/1992        10,501            10,013             9,833
         9/30/1992        10,622            10,302             9,985
        12/31/1992        11,096            11,841            11,503
         3/31/1993        11,170            12,347            11,886
         6/30/1993        11,078            12,618            12,021
         9/30/1993        11,324            13,721            12,698
        12/31/1993        11,758            14,076            13,013
         3/31/1994        11,622            13,702            12,814
         6/30/1994        11,610            13,165            12,408
         9/30/1994        11,960            14,080            13,190
        12/31/1994        11,840            13,820            13,035
         3/31/1995        12,523            14,458            13,984
         6/30/1995        13,234            15,813            14,964
         9/30/1995        14,036            17,375            16,596
        12/31/1995        14,204            17,752            17,042
         3/31/1996        14,836            18,658            18,220
         6/30/1996        15,288            19,591            19,432
         9/30/1996        15,391            19,657            19,552
        12/31/1996        15,986            20,682            20,232
         3/31/1997        16,078            19,612            19,126
         6/30/1997        17,631            22,791            22,369
         9/30/1997        19,817            26,183            26,118
        12/31/1997        19,666            25,306            24,731
         3/31/1998        20,973            27,852            27,422
         6/30/1998        20,172            26,553            26,155
         9/30/1998        17,428            21,204            20,401
        12/31/1998        18,942            24,662            23,832
         3/31/1999        17,746            23,324            21,819
         6/30/1999        20,979            26,952            25,149
         9/30/1999        19,505            25,247            24,076
        12/31/1999        19,181            29,904            28,640
         3/31/2000        19,608            32,023            31,594
         6/30/2000        19,182            30,812            31,089
         9/30/2000        21,584            31,153            31,963
        12/31/2000        23,366            29,001            30,626
         3/31/2001        23,749            27,115            28,297
         6/30/2001        25,660            30,989            32,644
         9/30/2001        23,710            24,546            26,934
        12/31/2001        26,022            29,722            32,808

3 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. Performance returns for the UMB Scout Small Cap Fund, Russell 2000 Index and Lipper Small-Cap Core Fund Index assume dividends were reinvested for the entire period. For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
 COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND (UMBHX)
as of December 31, 2001
                                         1 YEAR   3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND...............   11.37%   11.17%    10.24%    10.04%
Russell 2000 Index1....................    2.49%    6.42%     7.52%    11.51%
Lipper Small-Cap Core Fund Index1......    7.13%   11.24%    10.15%    12.61%
--------------------------------------------------------------------------------

   Returns for periods greater than one year are compound average annual rates of return.
   The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND (UMBHX)
                                                              MARKET   PERCENT
                                                           VALUE (000'S)OF TOTAL
--------------------------------------------------------------------------------
iShares Russell 2000......................................  $   1,740     5%
Layne Christensen Co......................................     1,608      4%
Great Plains Energy, Inc..................................     1,386      3%
Isco, Inc.................................................     1,337      3%
Kellwood Co. .............................................     1,104      3%
Lee Enterprises, Inc. ....................................     1,091      3%
Edwards (A.G.), Inc. .....................................     1,087      3%
Clarcor, Inc..............................................     1,081      3%
BHA Group Holdings, Inc...................................     1,050      3%
LabOne, Inc...............................................     1,047      3%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL.............................   $12,531     33%
--------------------------------------------------------------------------------
As of December 31, 2001, statement of assets. Subject to change.

--------------------------------------------------------------------------------
 HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND (UMBHX)


                                          INCOME &                     CUMULATIVE2
                              NET        SHORT-TERM     LONG-TERM       VALUE PER
                             ASSET          GAINS         GAINS        SHARE PLUS
                             VALUE      DISTRIBUTION  DISTRIBUTION    DISTRIBUTIONS
-----------------------------------------------------------------------------------
12/31/86.................  $ 10.00         $ 0.08        $   --          $ 10.08
12/31/87.................     9.87           0.63            --            10.58
12/31/88.................     8.67           0.72            --            10.10
12/31/89.................     8.32           0.60            --            10.36
12/31/90.................     7.61           0.64            --            10.28
12/31/913................     8.30           0.29            --            11.26
12/31/92.................     9.09           0.12            --            12.17
12/31/93.................     9.49           0.14            --            12.70
12/31/94.................     9.20           0.20          0.15            12.77
12/31/95.................    10.11           0.33          0.57            14.57
12/31/96.................    10.43           0.23          0.69            15.81
12/31/97.................    11.89           0.26          0.63            18.16
12/31/98.................    10.46           0.24          0.74            17.71
12/31/99.................     9.87           0.16          0.56            17.84
12/31/00.................    11.59           0.17          0.23            19.97
12/31/013................    10.89           0.89          1.07            21.22
--------------------------------------------------------------------------------

2  Does not assume any compounding of reinvested distributions.
3  The Fund's objective changed in 1991 and was modified in 2001.
   Distributions typically occur in June and December.
   Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
 FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND (UMBHX)

Cash & Equivalents.................  30%
Industrials........................  28%
Consumer Discretion................  11%
Finance............................   8%
Info Technology....................   6%
Health Care........................   5%
Miscellaneous......................   5%
Utilities..........................   5%
Consumer Staples...................   2%
--------------------------------------------------------------------------------
Based on total investments as of December 31, 2001.
Subject to change.

--------------------------------------------------------------------------------
DECEMBER 31, 2001

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

 SMALL CAP FUND

--------------------------------------------------------------------------------
                                                     MARKET
  SHARES      COMPANY                                 VALUE
--------------------------------------------------------------------------------

COMMON STOCKS-- 71.4%
CONSUMER DISCRETIONARY-- 11.2%
    22,600    Applebee's International, Inc.        $772,920
    29,000    Helen of Troy Ltd.*...........         359,890
    46,000    Kellwood Co...................       1,104,460
    30,000    Lee Enterprises, Inc..........       1,091,100
    22,600    Sonic Corp.*..................         813,600
                                                  ----------
                                                   4,141,970
                                                  ----------

CONSUMER STAPLES-- 2.2%
    53,000    Casey's General Stores, Inc...         789,700
                                                  ----------


FINANCE -- 8.0%
    24,600    Edwards (A.G.), Inc...........       1,086,582
    35,000    Old Republic International Corp.       980,350
    27,000    Reinsurance Group
                of America, Inc.............         898,560
                                                  ----------
                                                   2,965,492
                                                  ----------

HEALTH CARE-- 4.8%
    68,000    LabOne, Inc.*.................       1,047,200
    23,000    Renal Care Group, Inc.*.......         738,300
                                                  ----------
                                                   1,785,500
                                                  ----------

INDUSTRIALS-- 29.2%
    48,000    Baldor Electric Co............       1,003,200
    41,800    Belden, Inc...................         984,390
    70,000    BHA Group Holdings, Inc.......       1,050,000
    36,000    Butler Manufacturing Co.......         997,200
    39,800    Clarcor, Inc..................       1,080,570
   133,000    Isco, Inc.....................       1,336,650
    74,000    Kansas City Southern Industries*     1,045,620
    35,000    Lawson Products, Inc..........         910,000
   201,000    Layne Christensen Co.*........       1,608,000
    30,000    Littelfuse, Inc.*.............         787,200
                                                  ----------
                                                  10,802,830
                                                  ----------

INFORMATION TECHNOLOGY-- 5.7%
    27,000    Anixter International, Inc.*..         783,270
    44,500    Garmin Ltd.*..................         948,740
    12,000    Varian, Inc.*.................         389,280
                                                  ----------
                                                   2,121,290
                                                  ----------

MISCELLANEOUS-- 4.7%
    18,000    iShares Russell 2000..........       1,740,060
                                                  ----------


UTILITIES -- 5.6%
    33,200    Empire District Electric Co...         697,200
    55,000    Great Plains Energy, Inc......       1,386,000
                                                  ----------
                                                   2,083,200
                                                  ----------

TOTAL COMMON STOCK
(Cost $22,105,713)-- 71.4%..................      26,430,042
                                                  ----------

--------------------------------------------------------------------------------
     FACE                                           MARKET
    AMOUNT    DESCRIPTION                           VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT
AGENCIES-- 8.1%
$2,000,000    FHLMC Discount Note,
                due January 4, 2002.........   $   1,999,700
 1,000,000    FHLMC Discount Note,
                due January 8, 2002.........         999,648
                                                  ----------

TOTAL U.S. GOVERNMENT AGENCIES
(Cost $2,999,348)-- 8.1%....................       2,999,348
                                                  ----------


SHORT-TERM CORPORATE
NOTES -- 8.1%
 1,000,000    Abbott Laboratories,
                due January 2, 2002.........         999,945
 1,000,000    IBM Corp., due January 7, 2002         999,680
 1,000,000    Monsanto Co.,
                due January 10, 2002........         999,525
                                                  ----------

TOTAL SHORT-TERM CORPORATE
NOTES (Cost $2,999,150)-- 8.1%..............       2,999,150
                                                  ----------

REPURCHASE AGREEMENT
(Cost $5,400,000)-- 14.6%
 5,400,000    Northern Trust Co.,
                1.50%, due January 2, 2002..       5,400,000
                                                  ----------

TOTAL INVESTMENTS
(Cost $33,504,211)-- 102.2%.................      37,828,540


Liabilities less other assets-- (2.2)%......        (817,566)
                                                  ----------

TOTAL NET ASSETS -- 100.0%
   (equivalent to $10.89 per share;
   10,000,000 shares of
   $1.00 par value capital shares authorized;
   3,397,194 shares outstanding)............     $37,010,974
                                                  ----------

*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
WORLDWIDE FUND1
WORLDWIDE SELECT FUND1

OBJECTIVE:

The UMB Scout WorldWide and WorldWide Select Funds seek long-term growth of capital and income by investing in a diversified portfolio of equity securities of established companies either located outside the U.S., or whose principal business is carried on outside the U.S.

The last six months have been a challenge for stock investors, both here and abroad. While the attacks on September 11 overshadow all other events, in our assessment, the stock markets and economy are following a fairly normal path as they react to the excesses of the technology bubble and its bursting. As the economy has slowed, the Federal Reserve Bank has been adding liquidity to the system. We believe with a lag, the economy should respond and the stock market should turn up in anticipation. In September, the economy and stock market were headed downward, but the stock market looked as if it might hit bottom.

Then came the terrorist attacks that sent stock markets around the world to new lows. But this reaction to the attacks may have washed out the last sellers and permitted the stock market to make a bottom. More than a change in psychology took place as the Federal Reserve Bank accelerated the money supply growth and the government stepped up spending, starting with $40 billion for disaster relief.

Technology continues to be the most visible sector in the stock markets, leading the markets down in the quarter ended September 30, and leading them back up in the quarter ended December 31. The terrorist attacks affected consumer psychology in general and travel and tourism around the world directly. Our exposure to travel was limited to Six Continents, which runs Holiday Inns and Intercontinental Hotels, and Ryanair, an Irish version of Southwest Airlines.2

Several changes to companies held within the Funds are noteworthy. The Six Continents used to be known as Bass. The company has disposed of its brewing operations and reinvested in the lodging business. Coflexip has merged with Technip, a French engineering company. New to the Funds are CSL Limited, an Australian blood plasma company, and Companhia de Bebidas, a Brazilian brewer and Pepsi-Cola(R) bottler, better known as Ambev which trades on the NYSE with ABV as its ticker symbol.2

The UMB Scout WorldWide Fund closed the quarter ended December 31, 2001 at $18.67 per share and had a total return (price change and reinvested distributions) of 9.92% for the quarter and -11.00% for the year. The UMB Scout WorldWide Select Fund closed the quarter ended December 31, 2001 at $9.23 per share and had a total return (price change and reinvested distributions) of 11.95% for the quarter and -13.63% for the year. The Funds' benchmark, the Morgan Stanley Capital International EAFE Index, posted returns of 6.98% for the quarter and -21.20% for the year.

JAMES L. MOFFETT, CFA
Scout Investment Advisors, Inc.

--------------------------------------------------------------------------------
DECEMBER 31, 2001

--------------------------------------------------------------------------------
1 Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risk.

2 Portfolio composition will change due to ongoing management of the Funds.
  References to specific securities or sectors should not be construed as a recommendation by the Funds, their advisor or distributor.

--------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE FUND (UMBWX)
as of December 31, 2001

                        WorldWide         MSCI EAFE
                          Fund              Index
                          ----              -----
        9/14/1993        10,000            10,000
        9/30/1993        10,030             9,799
       12/31/1993        10,573             9,890
        3/31/1994        10,533            10,242
        6/30/1994        10,593            10,773
        9/30/1994        11,073            10,790
       12/31/1994        10,976            10,687
        3/31/1995        11,169            10,895
        6/30/1995        11,877            10,983
        9/30/1995        12,360            11,449
       12/31/1995        12,586            11,922
        3/31/1996        13,107            12,275
        6/30/1996        13,628            12,479
        9/30/1996        13,892            12,473
       12/31/1996        14,896            12,681
        3/31/1997        15,291            12,491
        6/30/1997        17,226            14,122
        9/30/1997        18,131            14,031
       12/31/1997        17,629            12,942
        3/31/1998        20,105            14,855
        6/30/1998        20,713            15,023
        9/30/1998        17,977            12,897
       12/31/1998        20,796            15,573
        3/31/1999        21,389            15,801
        6/30/1999        22,971            16,213
        9/30/1999        23,545            16,936
       12/31/1999        27,331            19,824
        3/31/2000        27,768            19,814
        6/30/2000        27,427            19,041
        9/30/2000        26,001            17,516
       12/31/2000        25,099            17,057
        3/31/2001        22,712            14,728
        6/30/2001        23,336            14,600
        9/30/2001        20,321            12,563
       12/31/2001        22,337            13,440

3 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. Performance returns for the UMB WorldWide Fund and MSCI EAFE Index-U.S. Dollars assume dividends were reinvested for the entire period.
   For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)
as of December 31, 2001

                                WorldWide Sel         MSCI EAFE
                                    Fund                Index
                                    ----                -----
         5/17/1999                 10,000              10,000
         6/30/1999                 10,200              10,076
         9/30/1999                 10,340              10,525
        12/31/1999                 12,089              12,320
         3/31/2000                 12,180              12,314
         6/30/2000                 12,049              11,834
         9/30/2000                 11,330              10,886
        12/31/2000                 10,924              10,601
         3/31/2001                  9,717               9,153
         6/30/2001                  9,968               9,074
         9/30/2001                  8,428               7,808
        12/31/2001                  9,435               8,353

3 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. Performance returns for the UMB WorldWide Select Fund and MSCI EAFE Index-U.S. Dollars assume dividends were reinvested for the entire period.
   For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
 FUND DIVERSIFICATION
--------------------------------------------------------------------------------
 UMB SCOUT WORLDWIDE FUND (UMBWX)
 as of December 31, 2001


   Based on total investments as of December 31, 2001.
   Subject to change.

--------------------------------------------------------------------------------
 FUND DIVERSIFICATION
--------------------------------------------------------------------------------
 UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)
 as of December 31, 2001

   Based on total investments as of December 31, 2001.
   Subject to change.

--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
 COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE FUND (UMBWX)
as of December 31, 2001
                                        1 YEAR     3 YEARS   5 YEARS INCEPTION
------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE FUND..............   -11.00%    2.41%     8.44%    10.17%
MSCI EAFE Index-U.S. Dollars1.........   -21.20%   -4.79%     1.17%     3.63%
Lipper Global Fund Index1.............   -15.77%    1.00%     6.13%     8.29%
Lipper International Fund Index1......   -19.33%   -1.75%     2.76%     5.64%

   Inception -- September 14, 1993.
   Returns for periods greater than one year are compound average annual rates of return.
   The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE FUND (UMBWX)
                                                              MARKET   PERCENT
                                                           VALUE (000'S)OF TOTAL
--------------------------------------------------------------------------------

Canon, Inc................................................  $ 10,108      3%
Elan Corp. PLC............................................     8,341      2%
Luxottica Group S.p.A.....................................     7,432      2%
Novo-Nordisk A.S..........................................     7,398      2%
Technip-Coflexip S.A. ....................................     6,913      2%
Siemens A.G. .............................................     6,777      2%
Imperial Oil Ltd..........................................     6,580      2%
Nokia Corp. ADR, Class A..................................     6,526      2%
KAO Corp..................................................     5,685      1%
Magna International, Inc..................................     5,611      1%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL.............................   $71,371     19%
--------------------------------------------------------------------------------
As of December 31, 2001, statement of assets. Subject to change.

--------------------------------------------------------------------------------
 HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE FUND (UMBWX)
                                      INCOME &                     CUMULATIVE2
                          NET        SHORT-TERM     LONG-TERM       VALUE PER
                         ASSET          GAINS         GAINS        SHARE PLUS
                         VALUE      DISTRIBUTION  DISTRIBUTION    DISTRIBUTIONS
-------------------------------------------------------------------------------
12/31/93.............  $ 10.68         $ 0.03        $   --          $ 10.71
12/31/94.............    10.84           0.24            --            11.11
12/31/95.............    12.08           0.30          0.04            12.69
12/31/96.............    13.94           0.24          0.10            14.89
12/31/97.............    16.02           0.31          0.16            17.44
12/31/98.............    18.56           0.31          0.02            20.31
12/31/99.............    23.77           0.45          0.12            26.09
12/31/00.............    21.24           0.05          0.56            24.17
12/31/01.............    18.67           0.23          0.01            21.84
--------------------------------------------------------------------------------


2  Does not assume any compounding of reinvested distributions.
   Distributions typically occur in June and December.
   Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
DECEMBER 31, 2001

--------------------------------------------------------------------------------
 COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)
as of December 31, 2001
                                                 QUARTER    1 YEAR  INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE SELECT FUND................   11.95%    -13.63%   -2.19%
MSCI EAFE Index-U.S. Dollars1..................    6.98%    -21.20%   -6.63%
Lipper Global Fund Index1......................    9.65%    -15.77%   -1.50%
Lipper International Fund Index1...............    8.44%    -19.33%   -3.89%
--------------------------------------------------------------------------------

   Inception -- May 17, 1999.
   Returns for periods greater than one year are compound average annual rates of return.
   The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
1 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)
                                                            MARKET   PERCENT
                                                         VALUE (000'S)OF TOTAL
------------------------------------------------------------------------------
Canon, Inc..............................................   $ 1,101      3%
Elan Corp. PLC..........................................       912      3%
Luxottica Group S.p.A...................................       812      3%
Novo-Nordisk A.S........................................       807      2%
Technip-Coflexip S.A....................................       756      2%
Siemens A.G.............................................       744      2%
Imperial Oil Ltd........................................       719      2%
Nokia Corp. ADR, Class A................................       713      2%
Aventis S.A. ...........................................       618      2%
Magna International, Inc................................       614      2%
------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL...........................    $7,796     23%
------------------------------------------------------------------------------

As of December 31, 2001, statement of assets. Subject to change.

--------------------------------------------------------------------------------
 HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)
                                     INCOME &                     CUMULATIVE2
                         NET        SHORT-TERM     LONG-TERM       VALUE PER
                        ASSET          GAINS         GAINS        SHARE PLUS
                        VALUE      DISTRIBUTION  DISTRIBUTION    DISTRIBUTIONS
------------------------------------------------------------------------------
12/31/99............  $ 12.00         $ 0.08        $   --          $ 12.08
12/31/00............    10.77           0.08            --            10.93
12/31/01............     9.23           0.07            --             9.47
------------------------------------------------------------------------------
2  Does not assume any compounding of reinvested distributions.
   Distributions typically occur in June and December.
   Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

WORLDWIDE FUND

--------------------------------------------------------------------------------
                                                     MARKET
  SHARES      COMPANY                                 VALUE
--------------------------------------------------------------------------------

COMMON STOCKS (ADR'S)-- 86.8%
ARGENTINA-- 0.3%
   182,000    Telecom Argentina S.A.........   $   1,186,640
                                               -------------

AUSTRALIA -- 5.5%
   457,732    BHP Ltd.......................       4,902,310
   240,000    Coca-Cola Amatil Ltd..........       1,469,568
   306,471    Coca-Cola Amatil Ltd.1........         938,270
   158,880    Coles Myer Ltd................       5,425,752
   341,500    Commonwealth Bank of Australia1      5,233,676
    56,000    CSL Limited1..................       1,475,962
                                               -------------
                                                  19,445,538
                                               -------------

AUSTRIA -- 1.3%
    55,000    OMV A.G.1.....................       4,609,207
                                               -------------

BELGIUM -- 0.9%
    54,900    Solvay & Cie S.A., NPV1.......       3,306,905
                                               -------------

BRAZIL -- 2.8%
   229,300    Aracruz Celulosa S.A..........       4,168,674
   175,000    Companhia de Bebidas
                das Americas................       3,550,750
    55,000    Telebras Brasileiras-Telebras.       2,200,000
                                               -------------
                                                   9,919,424
                                               -------------

CANADA -- 7.5%
   156,300    BCE, Inc......................       3,563,640
   128,800    CP HOLDERS....................       5,052,824
   236,000    Imperial Oil Ltd..............       6,579,680
    88,400    Magna International Inc.,
              Class A.......................       5,610,748
   110,735    Nortel Networks Corp.*........         830,512
    82,000    Potash Corp. of Saskatchewan,
              Inc...........................       5,033,160
                                               -------------
                                                  26,670,564
                                               -------------

CHILE -- 1.2%
    63,500    Embotelladora Andina S.A......         619,125
   155,700    Sociedad Quimica Y Minera S.A.       3,630,924
                                               -------------
                                                   4,250,049
                                               -------------

DENMARK -- 2.1%
   184,500    Novo-Nordisk A.S..............       7,398,450
                                               -------------


FINLAND -- 2.0%
   266,050    Nokia Corp. ADR, Class A......       6,526,206
    85,050    Sonera Group PLC..............         413,343
                                               -------------
                                                   6,939,549
                                               -------------

FRANCE -- 7.1%
   168,358    Alcatel S.A...................       2,786,325
    78,700    Aventis S.A...................       5,587,700
    63,540    Carrefour Supermarche S.A.1...       3,304,012
    88,000    Groupe Danone.................       2,107,600
   205,750    Technip-Coflexip S.A.*........       6,913,200
    62,135    TotalFinaElf S.A..............       4,364,362
                                               -------------
                                                  25,063,199
                                               -------------

--------------------------------------------------------------------------------
                                                     MARKET
  SHARES      COMPANY                                 VALUE
--------------------------------------------------------------------------------

GERMANY -- 4.8%
    53,000    Fresenius Medical Care A.G....   $   1,058,410
   100,000    Fresenius Medical Care A.G. Pfd.     1,460,000
    65,600    Henkel KGaA, Pfd.1............       3,679,815
    36,500    SAP A.G.......................       1,165,445
    20,820    SAP A.G.1.....................       2,728,975
   103,500    Siemens A.G...................       6,777,180
                                               -------------
                                                  16,869,825
                                               -------------

HONG KONG-- 1.3%
 1,188,320    CLP Holdings Ltd..............       4,533,560
                                               -------------

IRELAND -- 3.6%
   185,100    Elan Corp. PLC*...............       8,340,606
   141,000    Ryanair Holdings PLC*.........       4,519,050
                                               -------------
                                                  12,859,656
                                               -------------

ITALY -- 4.3%
   451,000    Luxottica Group S.p.A.........       7,432,480
 1,297,720    Parmalat Finanziaria S.p.A.1..       3,501,106
    50,300    Telecom Italia S.p.A..........       4,300,650
                                               -------------
                                                  15,234,236
                                               -------------

JAPAN -- 13.5%
   288,300    Canon, Inc....................      10,107,798
    84,700    Fuji Photo Film Ltd...........       3,044,118
    69,000    Hitachi Ltd...................       5,050,110
    82,300    Ito Yokado Ltd................       3,744,650
   273,400    KAO Corp.1....................       5,684,534
    55,000    Kyocera Corp..................       3,670,150
   235,300    Minebea Ltd.1.................       1,267,525
   145,000    Pioneer Corp..................       3,284,250
    65,000    Sony Corp.....................       2,931,500
   113,400    Takeda Chemical Industries1...       5,130,947
    74,600    Toyota Motor Corp.............       3,801,616
                                               -------------
                                                  47,717,198
                                               -------------

NETHERLANDS-- 3.8%
   166,138    Aegon N.V.....................       4,447,514
    70,400    Akzo Nobel N.V................       3,157,440
   128,000    ASM Lithography Holding N.V.*.       2,182,400
   124,812    Koninklijke Ahold N.V.........       3,668,225
                                               -------------
                                                  13,455,579
                                               -------------

NORWAY -- 1.6%
   132,055    Norsk Hydro A.S...............       5,546,310
                                               -------------


PORTUGAL -- 1.4%
   633,360    Portugal Telecom S.A.*........       4,819,870
                                               -------------


SINGAPORE -- 0.7%
    96,000    Flextronics International Ltd.*      2,303,040
                                               -------------

                                                        Continued on next page.
-------------------------------------------------------------------------------
DECEMBER 31, 2001

-------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

 WORLDWIDE FUND (Continued)

--------------------------------------------------------------------------------
                                                     MARKET
  SHARES      COMPANY                                 VALUE
--------------------------------------------------------------------------------

SPAIN -- 1.7%
   212,000    Repsol YPF S.A................   $   3,080,360
    73,187    Telefonica de Espana S.A.,
                Sponsored ADR*..............       2,933,335
                                               -------------
                                                   6,013,695
                                               -------------

SWEDEN -- 4.0%
   186,900    Electrolux A.B................       5,479,908
   776,000    Ericsson (L.M.) Telephone Co..       4,050,720
   170,100    Svensak Cellulosa1............       4,653,965
                                               -------------
                                                  14,184,593
                                               -------------

SWITZERLAND-- 3.7%
    69,100    Nestle S.A....................       3,683,279
    81,626    Novartis A.G..................       2,979,349
   183,000    Serono S.A....................       4,060,770
    79,000    STMicroelectronics NV.........       2,501,930
                                               -------------
                                                  13,225,328
                                               -------------

TAIWAN -- 1.5%
   306,840    Taiwan Semiconductor
                Manufacturing Co. Ltd.*.....       5,268,443
                                               -------------

UNITED KINGDOM-- 9.4%
    87,000    BP PLC, Sponsored ADR.........       4,046,370
   171,772    Cadbury Schweppes PLC.........       4,417,976
    94,800    Carlton Communications PLC....       1,706,400
   182,900    Imperial Chemical Industries PLC     3,996,365
    51,506    Reuters Group PLC.............       3,089,845
   198,950    Royal Bank of Scotland
                Group PLC1..................       4,841,281
   156,825    Royal Bank of Scotland
                Group PLC Add'l. Value1.....         179,740
    80,000    Shire Pharmaceutical Group PLC*      2,928,000
   465,806    Six Continents PLC............       4,718,615
   128,200    Vodafone Group PLC............       3,292,176
                                               -------------
                                                  33,216,768
                                               -------------

UNITED STATES-- 0.8%
    94,400    AFLAC, Inc....................       2,318,464
    16,000    Sprint Corp...................         321,280
     8,000    Sprint Corp. (PCS Group)*.....         195,280
                                               -------------
                                                   2,835,024
                                               -------------

TOTAL COMMON STOCKS (ADR'S)
(Cost $305,783,286)-- 86.8%.................     306,872,650
                                               -------------

--------------------------------------------------------------------------------
   FACE                                            MARKET
  AMOUNT      DESCRIPTION                           VALUE
--------------------------------------------------------------------------------

SHORT-TERM CORPORATE
NOTES -- 15.5%
$4,000,000    Abbott Laboratories,
                due January 24, 2002........   $   3,995,323
 4,000,000    Amgen, Inc., due January 15, 2002    3,997,184
 5,000,000    ChevronTexaco, Inc.,
                due January 2, 2002.........       4,999,731
 5,000,000    Coca-Cola Co., January 22, 2002      4,994,838
 5,000,000    Executive Jet, Inc.,
                due January 16, 2002........       4,996,208
 4,000,000    Gannett, Inc.,
                due January 11, 2002........       3,998,056
 5,000,000    IBM Corp., January 7, 2002....       4,998,458
 5,000,000    Monsanto Co., January 4, 2002.       4,999,154
 5,000,000    SBC Communications, Inc.,
                due January 18, 2002........       4,995,679
 4,000,000    UPS, Inc., due January 4, 2002       3,999,423
 5,000,000    UPS, Inc., due February 1, 2002      4,992,638
 4,000,000    Walgreen Co.,
               due January 3, 2002..........       3,999,593
                                               -------------

TOTAL SHORT-TERM CORPORATE NOTES
(Cost $54,966,285)-- 15.5%..................      54,966,285
                                               -------------

REPURCHASE AGREEMENT
(Cost $5,135,000)-- 1.5%
 5,135,000    Northern Trust Co.,
                1.50%, due January 2, 2002..       5,135,000
                                               -------------

TOTAL INVESTMENTS
(Cost $365,884,571)-- 103.8%................     366,973,935


Liabilities less other assets-- (3.8)%......     (13,396,459)
                                               -------------

TOTAL NET ASSETS -- 100.0%
   (equivalent to $18.67 per share;
   30,000,000 shares of
   $1.00 par value capital shares authorized;
   18,942,389 shares outstanding)...........   $ 353,577,476
                                               -------------

  ADR - American Depositary Receipt

* Non-income producing security

1 Non ADR

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                              UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

WORLDWIDE SELECT FUND

--------------------------------------------------------------------------------
                                                     MARKET
  SHARES      COMPANY                                 VALUE
--------------------------------------------------------------------------------

COMMON STOCKS (ADR'S)-- 97.7%
ARGENTINA-- 0.4%
    23,000    Telecom Argentina S.A.........   $     149,960
                                               -------------

AUSTRALIA -- 6.1%
    45,031    BHP Ltd.......................         482,282
    49,000    Coca-Cola Amatil Ltd..........         300,037
    19,951    Coca-Cola Amatil Ltd.1........          61,080
    16,200    Coles Myer Ltd................         553,230
    34,700    Commonwealth Bank of Australia1        531,797
     5,500    CSL Limited1..................         144,961
                                               -------------
                                                   2,073,387
                                               -------------

AUSTRIA -- 1.5%
     6,000    OMV A.G.1.....................         502,823
                                               -------------

BELGIUM -- 1.1%
     6,000    Solvay & Cie S.A., NPV1.......         361,410
                                               -------------

BRAZIL -- 3.0%
    24,000    Aracruz Celulosa S.A..........         436,320
    17,000    Companhia de Bebidas
                das Americas................         344,930
     6,000    Telebras Brasileiras-Telebras.         240,000
                                               -------------
                                                   1,021,250
                                               -------------

CANADA -- 8.5%
    17,000    BCE, Inc......................         387,600
    14,000    CP Holders....................         549,220
    25,800    Imperial Oil Ltd..............         719,304
     9,670    Magna International Inc.,
                Class A.....................         613,755
    12,123    Nortel Networks Corp.*........          90,922
     9,000    Potash Corp. of Saskatchewan,
                Inc.........................         552,420
                                               -------------
                                                   2,913,221
                                               -------------

CHILE -- 1.4%
     8,000    Embotelladora Andina S.A......          78,000
    17,000    Sociedad Quimica Y Minera S.A.         396,440
                                               -------------
                                                     474,440
                                               -------------

DENMARK -- 2.4%
    20,125    Novo-Nordisk A.S..............         807,013
                                               -------------

FINLAND -- 2.2%
    29,050    Nokia Corp. ADR, Class A......         712,597
     9,300    Sonera Group PLC..............          45,198
                                               -------------
                                                     757,795
                                               -------------

FRANCE -- 8.1%
    18,700    Alcatel S.A...................         309,485
     8,700    Aventis S.A...................         617,700
     6,960    Carrefour Supermarche S.A.1...         361,913
     9,600    Groupe Danone.................         229,920
    22,500    Technip-Coflexip S.A.*........         756,000
     6,800    TotalFinaElf S.A..............         477,632
                                               -------------
                                                   2,752,650
                                               -------------

--------------------------------------------------------------------------------
                                                     MARKET
  SHARES      COMPANY                                 VALUE
--------------------------------------------------------------------------------

GERMANY -- 5.3%
       140    Allianz A.G.1.................   $      33,158
     5,600    Fresenius Medical Care A.G....         111,832
    12,000    Fresenius Medical Care A.G. Pfd.       175,200
     7,200    Henkel KGaA, Pfd.1............         403,882
     4,000    SAP A.G.......................         127,720
     1,740    SAP A.G.1.....................         228,070
    11,362    Siemens A.G...................         743,984
                                               -------------
                                                   1,823,846
                                               -------------

HONG KONG-- 1.4%
   129,960    CLP Holdings Ltd..............         495,810
                                               -------------

IRELAND -- 4.1%
    20,250    Elan Corp. PLC*...............         912,465
    15,400    Ryanair Holdings PLC*.........         493,570
                                               -------------
                                                   1,406,035
                                               -------------

ITALY -- 4.9%
    49,300    Luxottica Group S.p.A.........         812,464
   145,340    Parmalat Finanziaria S.p.A.1..         392,111
     5,500    Telecom Italia S.p.A..........         470,250
                                               -------------
                                                   1,674,825
                                               -------------

JAPAN -- 15.3%
    31,400    Canon, Inc....................       1,100,884
     9,300    Fuji Photo Film Ltd...........         334,242
     7,600    Hitachi Ltd...................         556,244
     9,000    Ito Yokado Ltd................         409,500
    27,700    KAO Corp.1....................         575,938
     6,000    Kyocera Corp..................         400,380
    32,800    Minebea Ltd.1.................         176,689
    15,800    Pioneer Corp..................         357,870
     7,100    Sony Corp.....................         320,210
    12,500    Takeda Chemical Industries1...         565,581
     8,200    Toyota Motor Corp.............         417,872
                                               -------------
                                                   5,215,410
                                               -------------

NETHERLANDS-- 4.2%
    18,151    Aegon N.V.....................         485,902
     7,700    Akzo Nobel N.V................         345,345
    14,000    ASM Lithography Holding N.V.*.         238,700
    12,582    Koninklijke Ahold N.V.........         369,785
                                               -------------
                                                   1,439,732
                                               -------------

NORWAY -- 1.8%
    14,400    Norsk Hydro A.S...............         604,800
                                               -------------

PORTUGAL -- 1.5%
    68,976    Portugal Telecom S.A.*........         524,907
                                               -------------

SINGAPORE -- 0.7%
    10,600    Flextronics International Ltd.*        254,294
                                               -------------

                                                         Continued on next page.
--------------------------------------------------------------------------------
DECEMBER 31, 2001

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

WORLDWIDE SELECT FUND (Continued)

--------------------------------------------------------------------------------
                                                     MARKET
  SHARES      COMPANY                                 VALUE
--------------------------------------------------------------------------------

SPAIN -- 1.9%
    23,100    Repsol YPF S.A................   $     335,643
     7,998    Telefonica de Espana S.A.,
                Sponsored ADR*..............         320,560
                                               -------------
                                                     656,203
                                               -------------

SWEDEN -- 4.5%
    20,450    Electrolux A.B................         599,594
    80,800    Ericsson (L.M.) Telephone Co..         421,776
    18,600    Svensak Cellulosa1............         508,899
                                               -------------
                                                   1,530,269
                                               -------------

SWITZERLAND-- 4.2%
     7,600    Nestle S.A....................         405,107
     8,900    Novartis A.G..................         324,850
    20,000    Serono S.A....................         443,800
     8,700    STMicroelectronics NV.........         275,529
                                               -------------
                                                   1,449,286
                                               -------------

TAIWAN -- 1.7%
    33,600    Taiwan Semiconductor
                Manufacturing Co. Ltd.*.....         576,912
                                               -------------

UNITED KINGDOM-- 10.6%
     9,700    BP PLC, Sponsored ADR.........         451,147
    18,800    Cadbury Schweppes Ltd.........         483,536
    10,400    Carlton Communications PLC....         187,200
    20,000    Imperial Chemical Industries PLC       437,000
     5,600    Reuters Group PLC.............         335,944
    21,755    Royal Bank of Scotland
                Group PLC1..................         529,390
    21,600    Royal Bank of Scotland
                Group PLC Add'l. Value1.....          24,756
     8,000    Shire Pharmaceutical Group PLC*        292,800
    50,750    Six Continents PLC............         514,097
    14,000    Vodafone Group PLC............         359,520
                                               -------------
                                                   3,615,390
                                               -------------

UNITED STATES-- 0.9%
    10,400    AFLAC, Inc....................         255,424
     3,100    Sprint Corp...................          62,248
                                               -------------
                                                     317,672
                                               -------------

TOTAL COMMON STOCKS (ADR'S)
(Cost $40,170,626)-- 97.7%..................      33,399,340
                                               -------------

-------------------------------------------------------------------------------
   FACE                                            MARKET
  AMOUNT      DESCRIPTION                           VALUE
-------------------------------------------------------------------------------

REPURCHASE AGREEMENT
(Cost $880,000)-- 2.6%
$  880,000    Northern Trust Co.,
                1.50%, due January 2, 2002..   $     880,000
                                               -------------

TOTAL INVESTMENTS
(Cost $41,050,626)-- 100.3%.................      34,279,340
                                               -------------

Liabilities less other assets-- (0.3)%......        (107,659)

TOTAL NET ASSETS -- 100.0%
   (equivalent to $9.23 per share;
   10,000,000 shares of
   $1.00 par value capital shares authorized;
   3,700,662 shares outstanding)............   $  34,171,681
                                               -------------

   ADR - American Depositary Receipt

*  Non-income producing security

 1 Non ADR

See accompanying Notes to Financial Statements.
-------------------------------------------------------------------------------
                                              UMB SCOUT FUNDS SEMIANNUAL REPORT

TECHNOLOGY FUND1

OBJECTIVE:

The UMB Scout Technology Fund seeks
to provide long-term capital appreciation by investing principally in companies that develop, produce or distribute products and services related to technology.

The past six months have been a tale of two stories for the technology sector. The third quarter of 2001 saw a continuation of pressure on the technology stocks as the Fund fell 32.88%. The third quarter was weak prior to September 11, but came under extreme pressure during the few weeks following the tragedy. October brought the beginning of a new quarter and a glimmer of sunshine for technology. The Fund ended the fourth quarter up 30.27%. Putting the two disparate quarters together, the Fund ended the second half of the year down 12.56%. (Please see the accompanying tables for the Fund's longer-term performance and other important performance-related information.)

Looking back on the commentary that we wrote for the June 2001 Annual Report, we were looking for a recovery but thought it would take some time to work through and that there could possibly be further slowing in Europe and further contraction of the U.S. economy. We also thought growth rates would once again return to attractive levels. We were obviously unable to foresee the events of September 11, which postponed the potential recovery of the growth rates in the sector and the economy in both Europe and the U.S.

Taking a closer look at the third quarter, technology was not immune from the economic problems facing the rest of the market. Further interest rate cuts were ineffective in preventing plant closings, declining employment and continued uncertainty of future conditions. The events of September 11 and the uncertainty following those events sent the Nasdaq down to levels not seen since 1999.

During the fourth quarter, the technology sector began to rebound as earnings revisions turned up for the first time in two years. They continued to improve in both November and December. The stock price of most technology companies followed suit and began to improve throughout the quarter.

The second half of 2001 presented challenges that no one was prepared for. We finished the period down 12.56% versus one of our benchmarks, the S&P 500 Information Technology Index which was down 11.01%. The S&P 500 Information Technology Index benefited from its 50% weighting in its top four names. Those stocks, Microsoft, Intel, IBM and Cisco, were basically flat for the period.2 We feel this was due to investors seeking the safety of the large, highly liquid names. (Please see pages 30 and 31 for comparative information about the Fund's broad-based benchmark, the Nasdaq Composite Index.)

--------------------------------------------------------------------------------
DECEMBER 31, 2001

Looking forward to 2002, we believe that technology stocks will recover but more in a cyclical nature. We believe the interest rate cuts and liquidity that the Federal Reserve Bank has provided to the markets will help stabilize the economy and aid in its recovery. We believe that some stocks already reflect this outlook in their valuations and any delay in the economic improvement could cause another pullback in share prices prior to any sustainable recovery; however, technology stocks should benefit as the economy begins to recover, new orders begin to pick up and companies return to profitability.

The UMB Scout Technology Fund closed the quarter ended December 31, 2001 at $3.83 per share and had a total return (price change and reinvested distributions) of 30.27% for the quarter and -42.06% for the year. The Fund's benchmark, the Nasdaq Composite Index, posted returns of 30.23% for the quarter and -20.80% for the year.

LARRY VALENCIA, CFA
Craig Novorr
Scout Investment Advisors, Inc.

1 Due to the limited focus of this Fund and the greater risk found in the volatile technology market, the UMB Scout Technology Fund is more susceptible to any economic, business or other developments that generally affect technology-related companies.

2 Portfolio composition will change due to ongoing management of the Fund.
  References to specific securities or sectors should not be construed as a recommendation by the Fund, its advisor or distributor.

-------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
-------------------------------------------------------------------------------
UMB Scout Technology Fund (UMBCX)
as of December 31, 2001


              Technology      Nasdaq      S&P High-Tech   S&P 500 Information
                 Fund          Index          Index         Technology Index
                 ----          -----          -----         ----------------
   5/1/2000     10,000        10,000          10,000             10,000
  6/30/2000     10,080        10,277          9,846              9,981
  9/30/2000      9,890         9,521          8,603              8,590
 12/31/2000      6,610         6,408          5,939              5,722
  3/31/2001      3,820         4,777          4,517              4,241
  6/30/2001      4,380         5,614          5,069              4,767
  9/30/2001      2,940         3,897          3,472              3,148
 12/31/2001      3,830         5,075          4,588              4,242

3 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.
4 Effective January 15, 2002, the S&PHigh-Tech Composite Index was discontinued. Accordingly, the S&P500 Information Technology
   Index was added to replace it.
   Performance returns for the UMB Scout Technology Fund, Nasdaq Composite Index, S&P High-Tech Composite Index and S&P 500 Information Technology Index assume dividends were reinvested for the entire period.
   For illustrative purposes only; may not represent your returns.

-------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

-------------------------------------------------------------------------------
 COMPARATIVE RATES OF RETURN
-------------------------------------------------------------------------------
UMB SCOUT TECHNOLOGY FUND (UMBCX)
as of December 31, 2001
                                          MONTH   QUARTER    1 YEAR   INCEPTION
-------------------------------------------------------------------------------
UMB SCOUT TECHNOLOGY FUND..............  -0.78%    30.27%    -42.06%   -43.69%
Nasdaq Composite Index1................   1.06%    30.23%    -20.80%   -33.36%
S&P High-Tech Composite Index1.........  -1.07%    32.14%    -22.75%   -37.26%
S&P 500 Information Technology Index1..  -1.94%    34.75%    -25.87%   -40.14%

   Inception - May 1, 2000.
   Returns for periods greater than one year are compound average annual rates of return.
   The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

-------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS
-------------------------------------------------------------------------------
UMB SCOUT TECHNOLOGY FUND (UMBCX)
                                                         MARKET     PERCENT
                                                      VALUE (000'S) OF TOTAL
-----------------------------------------------------------------------------
TIBCO Software, Inc....................................   $   523      5%
Microsoft Corp.........................................       515      5%
Atmel Corp.............................................       509      5%
International Business Machines Corp...................       508      4%
Intel Corp.............................................       503      4%
Emulex Corp............................................       502      4%
Veritas Software Corp..................................       493      4%
Dell Computer Corp.....................................       480      4%
Applera Corp. - Applied Biosystems Group...............       471      4%
Micromuse, Inc.........................................       465      4%
-------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL .........................    $4,969     43%
-------------------------------------------------------------------------------

As of December 31, 2001, statement of assets. Subject to change.

-------------------------------------------------------------------------------
 HISTORICAL PER-SHARE RECORD
-------------------------------------------------------------------------------
UMB SCOUT TECHNOLOGY FUND (UMBCX)
                                       INCOME &                     CUMULATIVE2
                           NET        SHORT-TERM     LONG-TERM       VALUE PER
                          ASSET          GAINS         GAINS        SHARE PLUS
                          VALUE      DISTRIBUTION  DISTRIBUTION    DISTRIBUTIONS
-------------------------------------------------------------------------------
12/31/00..............   $ 6.61         $   --        $   --           $ 6.61
12/31/01..............     3.83             --            --             3.83
-------------------------------------------------------------------------------

2  Does not assume any compounding of reinvested distributions.
   Distributions typically occur in June and December.
   Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

-------------------------------------------------------------------------------
 FUND DIVERSIFICATION
-------------------------------------------------------------------------------
UMB SCOUT TECHNOLOGY FUND (UMBCX)

Semiconductor Equipment
   & Products......................  35%
Software...........................  28%
Computers & Peripherals............  20%
Communication Equipment............   7%
Health Care Equipment
   & Supplies .....................   4%
Cash & Equivalents.................   3%
Commercial Services & Supplies.....   3%
-------------------------------------------------------------------------------
Based on total investments as of December 31, 2001.
Subject to change.

-------------------------------------------------------------------------------
DECEMBER 31, 2001

-------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

TECHNOLOGY FUND

--------------------------------------------------------------------------------
                                                     MARKET
  SHARES      COMPANY                                 VALUE
--------------------------------------------------------------------------------

COMMON STOCKS-- 97.3%
HEALTH CARE-- 4.1%
EQUIPMENT AND SUPPLIES -- 4.1% 12,000 Applera Corp. -
                Applied Biosystems Group....   $     471,240
                                               -------------

INDUSTRIALS-- 3.4%
COMMERCIAL SERVICES & SUPPLIES-- 3.4%
     5,000    First Data Corp...............         392,250
                                               -------------

INFORMATION TECHNOLOGY-- 89.8%
COMMUNICATIONS EQUIPMENT-- 7.2%
    23,922    Cisco Systems, Inc.*..........         433,227
     7,993    Qualcomm, Inc.*...............         403,647
                                               -------------
                                                     836,874
                                               -------------

COMPUTER & PERIPHERALS-- 20.2%
    17,650    Dell Computer Corp.*..........         479,727
    12,700    Emulex Corp.*.................         501,777
     4,200    International Business
                Machines Corp...............         508,032
    21,100    Network Appliance, Inc.*......         461,457
    31,807    Sun Microsystems, Inc.*.......         391,226
                                               -------------
                                                   2,342,219
                                               -------------

SEMICONDUCTOR EQUIPMENT & Products-- 34.5%
     9,470    Applied Materials, Inc.*......         379,747
    69,000    Atmel Corp.*..................         508,530
     8,000    Broadcom Corp.*...............         326,960
    23,300    Conexant Systems, Inc.*.......         334,588
    16,000    Intel Corp....................         503,200
     7,600    KLA-Tencor Corp.*.............         376,656
     7,200    Maxim Integrated Products, Inc.*       378,072
    10,000    Microchip Technology, Inc.*...         387,400
    11,534    National Semiconductor Corp.*.         355,132
    16,000    Siebel Systems, Inc.*.........         447,680
                                               -------------
                                                   3,997,965
                                               -------------

SOFTWARE-- 27.9%
    10,700    Intuit, Inc.*.................         457,532
    31,000    Micromuse, Inc.*..............         465,000
     7,780    Microsoft Corp.*..............         515,425
    23,900    Oracle Corp.*.................         330,059
    23,000    Rational Software Corp.*......         448,500
    35,000    TIBCO Software, Inc.*.........         522,550
    11,000    Veritas Software Corp.*.......         493,130
                                               -------------
                                                   3,232,196
                                               -------------

TOTAL COMMON STOCKS
(Cost $10,893,482)-- 97.3%..................      11,272,744
                                               -------------

--------------------------------------------------------------------------------
   FACE                                            MARKET
  AMOUNT      DESCRIPTION                           VALUE
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT
(Cost $305,000)-- 2.6%
$  305,000    Northern Trust Co.,
                1.50%, due January 2, 2002..   $     305,000
                                               -------------

TOTAL INVESTMENTS
(Cost $11,198,482)-- 99.9%..................      11,577,744
                                               -------------

Other assets less liabilities-- 0.1%........         12,445

TOTAL NET ASSETS -- 100.0%
   (equivalent to $3.83 per share;
   unlimited shares of
   $1.00 par value capital shares authorized;
   3,023,090 shares outstanding)............   $  11,590,189
                                               -------------

*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                              UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
ENERGY FUND1
(Formerly the UMB Scout Capital Preservation Fund)*

OBJECTIVE:

The UMB Scout Energy Fund seeks long-term capital growth by investing in a diversified portfolio of equity securities of companies principally engaged in energy-related businesses.

*Please note that effective July 2, 2001, the UMB Scout Capital Preservation Fund changed its name to the UMB Scout Energy Fund and modified certain investment policies.

Energy stocks largely outperformed the broader markets in 2001. At various times during the second half of 2001, the energy sector became both a haven for hot money as commodity prices rose immediately after the September 11 terrorist attacks and a pariah as West Texas Intermediate oil fell below $20.00 a barrel. Even though the terrorist attacks on the World Trade Center and the Pentagon captured the world's stage, two other factors were the primary drivers for the energy sector. First, the global economic slowdown dramatically reduced the demand for energy. Second, unseasonably warm weather through late fall and early winter reduced the demand for natural gas when supplies were pushing five-year records.

During the last half of 2001, the UMB Scout Energy Fund maintained an over-weighting in both domestic and international integrated energy companies compared to the Standard & Poor's 500 Energy Index. The Fund worked to mitigate the price volatility of both crude oil and natural gas by utilizing a total return approach. We concentrated on what we consider high-quality companies with both downstream and upstream earnings capability while underweighting companies with a narrow business focus such as refiners and exploration companies. The Fund took advantage of cyclical plays usually present in an economic downturn by reducing exposure to oil service groups and increasing exposure in the gas utility area during the last half of 2001.

As we examine the energy sector over the next several months, we believe the exploration and production stocks are likely to underperform, mainly due to the weak fundamentals of the natural gas market. Natural gas has a dual problem -- record high storage levels and weak industrial demand.

The UMB Scout Energy Fund closed the quarter ended December 31, 2001 at $9.11 per share. The Fund had a total return (price change and reinvested distributions) of 5.79% for the quarter, -4.16% for the first half of the Fund's fiscal year and down -4.63% for calendar year 2001. One of the Fund's benchmarks, S&P 500 Energy Index, posted returns of 4.55% for the quarter, -7.33% for the six months and -10.40% for the calendar year. (Please see pages 34 and 35 for comparative information about the Fund's broad-based benchmark, the S&P 500(R) Index.)

WILLIAM E. CASHMAN
Scout Investment Advisors, Inc.

1 Due to the limited focus of this Fund, the UMB Scout Energy Fund is more susceptible to any economic, business or other developments that generally affect energy-related companies.
--------------------------------------------------------------------------------
DECEMBER 31, 2001

--------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
 UMB SCOUT ENERGY FUND (UMBEX)
 as of December 31, 2001

                    Energy        S&P 500      S&P Energy           S&P 500
                     Fund          Index         Index           Energy Index
                     ----          -----         -----           ------------
  2/23/1998         10,000        10,000         10,000             10,000
  3/31/1998         10,240        10,669         10,586             10,581
  6/30/1998         9,740         11,022         10,453             10,484
  9/30/1998         9,130          9,925         9,977              10,000
 12/31/1998         9,038         12,039         10,055             10,090
  3/31/1999         9,129         12,639         10,654             10,667
  6/30/1999         10,003        13,530         11,977             12,037
  9/30/1999         10,147        12,685         11,844             11,902
 12/31/1999         9,978         14,573         11,953             11,979
  3/31/2000         9,749         14,907         12,197             12,261
  6/30/2000         10,062        14,511         12,513             12,634
  9/30/2000         10,272        14,370         13,567             13,733
 12/31/2000         10,581        13,246         13,644             13,857
  3/31/2001         10,474        11,675         12,799             12,982
  6/30/2001         10,529        12,359         13,209             13,398
  9/30/2001         9,539         10,545         11,715             11,877
 12/31/2001         10,091        11,671         12,244             12,417

2 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. 3Effective December 31, 2001, the S&P Energy Index was discontinued. Accordingly, the S&P 500 Energy Index was added to replace it.
   Performance returns for the UMB Scout Energy Fund, S&P500(R) Index, S&P Energy Index and S&P 500 Energy Index assume dividends were reinvested for the entire period. For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
 COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT ENERGY FUND (UMBEX)
as of December 31, 2001
                                        QUARTER   1 YEAR   3 YEARS  INCEPTION
-----------------------------------------------------------------------------
UMB SCOUT ENERGY FUND................    5.79%    -4.63%     3.74%     0.23%
S&P 500(R)Index1......................   10.69%   -11.89%    -1.03%    4.09%
S&P Energy Index1....................    4.52%   -10.26%     6.79%     5.40%
S&P 500 Energy Index1................    4.55%   -10.40%     7.16%     5.78%
-----------------------------------------------------------------------------

   Inception - February 23, 1998.
   Returns for periods greater than one year are compound average annual rates of return.
   The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
1 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT ENERGY FUND (UMBEX)
                                                           MARKET     PERCENT
                                                        VALUE (000'S) OF TOTAL
----------------------------------------------------------------------------
ExxonMobil Corp..........................................     $ 244     17%
Phillips Petroleum Co....................................        66      5%
ChevronTexaco Corp.......................................        63      4%
BP PLC, Sponsored ADR....................................        56      4%
Schlumberger Ltd.........................................        55      4%
Royal Dutch Petroleum Co.................................        54      4%
Conoco, Inc., Class B....................................        42      3%
Imperial Oil Ltd.........................................        42      3%
Anadarko Petroleum Corp..................................        40      3%
Apache Corp..............................................        38      3%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL............................      $700     50%
--------------------------------------------------------------------------------

As of December 31, 2001, statement of assets. Subject to change.

--------------------------------------------------------------------------------
 HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT ENERGY FUND (UMBEX)
                                    INCOME &                     CUMULATIVE2
                        NET        SHORT-TERM     LONG-TERM       VALUE PER
                       ASSET          GAINS         GAINS        SHARE PLUS
                       VALUE      DISTRIBUTION  DISTRIBUTION    DISTRIBUTIONS
--------------------------------------------------------------------------
12/31/98...........   $ 8.91         $ 0.13        $   --           $ 9.04
12/31/99...........     9.59           0.24            --             9.96
12/31/00...........     9.89           0.27            --            10.53
12/31/01...........     9.11           0.18          0.16            10.09
--------------------------------------------------------------------------

2  Does not assume any compounding of reinvested distributions.
   Distributions typically occur in June and December.
   Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
 FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT ENERGY FUND (UMBEX)

Oil - Integrated International.....  37%
Fixed Income.......................  18%
Oil - Exploration & Production.....  14%
Oil - Integrated Domestic..........  11%
Oil - Equipment & Services.........   6%
Utilities..........................   5%
Oil - Drilling.....................   4%
Oil - Refining & Marketing.........   4%
Cash & Equivalents.................   1%
--------------------------------------------------------------------------------
Based on total investments as of December 31, 2001.
Subject to change.

--------------------------------------------------------------------------------
DECEMBER 31, 2001

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

ENERGY FUND

--------------------------------------------------------------------------------
                                                       MARKET
  SHARES      COMPANY                                  VALUE
--------------------------------------------------------------------------------

COMMON STOCKS-- 80.5%
INDUSTRIALS-- 0.5%
       500    Maverick Tube Corp.*..........   $       6,475
                                               -------------

OIL-- DRILLING-- 3.9%
       500    Nabors Industries, Inc.*......          17,165
       600    Noble Drilling Corp.*.........          20,424
       500    Transocean Sedco Forex, Inc...          16,910
                                               -------------
                                                      54,499
                                               -------------

OIL-- EQUIPMENT & SERVICES-- 5.9%
       800    Baker Hughes, Inc.............          29,176
     1,000    Schlumberger Ltd..............          54,950
                                               -------------
                                                      84,126
                                               -------------

OIL-- EXPLORATION & PRODUCTION-- 14.1%
       700    Anadarko Petroleum Corp.......          39,795
       770    Apache Corp...................          38,408
       700    Burlington Resources, Inc.....          26,278
       500    Devon Energy Corp.............          19,325
       500    EOG Resources, Inc............          19,555
       500    Kerr-McGee Corp...............          27,400
       500    Swift Energy Co.*.............          10,100
       500    Unocal Corp...................          18,035
                                               -------------
                                                     198,896
                                               -------------

OIL-- INTEGRATED DOMESTIC-- 11.2%
       300    Amerada Hess Corp.............          18,750
     1,500    Conoco, Inc., Class B.........          42,450
       500    Marathon Oil Corp.............          15,000
       600    Occidental Petroleum Corp.....          15,918
     1,100    Phillips Petroleum Co.........          66,286
                                               -------------
                                                     158,404
                                               -------------

OIL-- INTEGRATED INTERNATIONAL-- 36.3%
     1,200    BP PLC, Sponsored ADR.........          55,812
       700    ChevronTexaco Corp............          62,727
     6,200    ExxonMobil Corp...............         243,660
     1,500    Imperial Oil Ltd..............          41,820
     1,100    Royal Dutch Petroleum Co......          53,922
       500    Shell Transport & Trading PLC.          20,725
       500    TotalFinaElf S.A..............          35,120
                                               -------------
                                                     513,786
                                               -------------

OIL-- REFINING & MARKETING-- 4.0%
       200    Ashland, Inc..................           9,216
       500    Sunoco, Inc...................          18,670
       200    Ultramar Diamond
                Shamrock Corp...............           9,896
       500    Valero Energy Corp............          19,060
                                               -------------
                                                      56,842
                                               -------------

--------------------------------------------------------------------------------
 SHARES/FACE                                          MARKET
    AMOUNT    COMPANY/DESCRIPTION                     VALUE
--------------------------------------------------------------------------------

UTILITIES -- 4.6%
       400    Duke Energy Corp..............   $      15,704
       400    El Paso Corp..................          17,844
       400    Reliant Energy, Inc...........          10,608
     1,000    Southwestern Energy Co.*......          10,400
       400    Williams Cos., Inc............          10,208
                                               -------------
                                                      64,764
                                               -------------

TOTAL COMMON STOCKS
(Cost $1,156,899)-- 80.5%...................       1,137,792
                                               -------------

U.S. GOVERNMENT
SECURITIES-- 18.1%
$   50,000    U.S. Treasury Note, 6.25%,
                due February 28, 2002.......          50,375
   100,000    U.S. Treasury Note, 5.875%,
                due September 30, 2002......         102,992
   100,000    U.S. Treasury Note, 4.00%,
                due April 30, 2003..........         102,203
                                               -------------

TOTAL U.S. GOVERNMENT SECURITIES
(Cost $254,133)-- 18.1%.....................         255,570
                                               -------------

REPURCHASE AGREEMENT
(Cost $9,000)-- 0.6%
     9,000    Northern Trust Co., 1.50%,
                due January 2, 2002.........           9,000
                                               -------------

TOTAL INVESTMENTS
(Cost $1,420,032)-- 99.2%...................       1,402,362


Other assets less liabilities-- 0.8%........         11,950
                                               -------------

TOTAL NET ASSETS -- 100.0%
   (equivalent to $9.11 per share;
   10,000,000 shares of
   $1.00 par value capital shares authorized;
   155,168 shares outstanding)..............   $   1,414,312
                                               -------------

  ADR - American Depositary Receipt

*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
BALANCED FUND

OBJECTIVE:

The UMB Scout Balanced Fund seeks to provide long-term growth of capital by investing in equity securities and seeks high current income by investing in fixed-income securities.

The UMB Scout Balanced Fund closed the six month period of July 1, 2001 through December 31, 2001 with a positive return of 1.15%. This period was marked by extraordinary volatility, even by modern standards. The primary culprits for this volatility were the deteriorating U.S. economic outlook and the events of September 11, 2001. (Please see the accompanying tables for the Fund's longer-term performance and other important performance-related information.)

As the stock market continued to reflect poor economic fundamentals, the Federal Reserve Bank continued to cut interest rates during the last half of 2001. The events of September 11 led to a decisive move to the downside for stock markets, followed by a strong rally. That rally, however, did not recover all of the ground lost by investors in the first half of 2001. The Standard and Poor's 500 Index lost 5.56% for the six months. Bonds continued to be the asset class of choice, driven by fear and Federal Reserve Bank interest rate cuts. Fixed-income returns, as represented by the Lehman Brothers Govt./Credit Int. Index gained 4.69%.

The UMB Scout Balanced Fund maintained an approximate asset allocation of 60% equity and 40% fixed-income. The Fund earned 1.15% during the six months ended December 31, 2001, outperforming the Lipper Balanced Fund Index which lost 1.59%. Most of the outperformance was derived from the equity portion of the Fund which lost 0.53% versus the S&P 500(R) loss of 5.56%. The Fund overweighted consumer staples stocks, versus the weight of that sector in the S&P 500(R) Index, and enjoyed strong gains from positions in General Mills, PepsiCo and Budweiser. We were significantly underweighted in financial stocks, which lost approximately 7% as a sector. The Fund's performance was hurt by an overweight position in energy stocks, but we expect energy to perform better in the following year and intend to retain our present weighting. 1

The fixed-income component of the Fund had a duration of 3.3 years, lower than that of the Lehman Brothers Govt./Credit Int. Index, which stands at 3.5 years. We now feel that the drop in rates has run its course, for the most part. The Federal Reserve Bank has pumped record amounts of liquidity into the financial markets. This action has driven short-term interest rates to lows not seen in decades. We are, therefore,


--------------------------------------------------------------------------------
DECEMBER 31, 2001
somewhat shorter in duration versus our benchmark and have added positions in corporate paper as we expect modestly higher rates in 2002. Once again, the fixed-income positions in the Fund contributed to performance and acted as a balance against a rocky equity market.

The UMB Scout Balanced Fund closed the quarter ended December 31, 2001 at $8.76 per share and had a total return (price change and reinvested distributions) of 6.44% for the quarter and -4.26% for the year. The Fund's benchmark, the S&P 500(R) Index, posted returns of 10.69% for the quarter and -11.89% for the year.

JAMES A. REED II, CFA
Scout Investment Advisors, Inc.

1 Portfolio composition will change due to ongoing management of the Fund.
  References to specific securities or sectors should not be construed as a recommendation by the Fund, its advisor or distributor.

--------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
UMB SCOUT BALANCED FUND (UMBLX)
as of December 31, 2001

                         Balanced           S&P 500         Lipper Balanced
                           Fund              Index               Index
                           ----              -----               -----
         12/6/1995        10,000            10,000              10,000
        12/31/1995        10,052             9,988               9,948
         3/31/1996        10,252            10,524              10,171
         6/30/1996        10,333            10,996              10,377
         9/30/1996        10,394            11,336              10,651
        12/31/1996        10,664            12,281              11,247
         3/31/1997        10,674            12,610              11,299
         6/30/1997        11,232            14,812              12,517
         9/30/1997        11,819            15,921              13,322
        12/31/1997        11,743            16,378              13,530
         3/31/1998        12,373            18,663              14,600
         6/30/1998        12,285            19,279              14,822
         9/30/1998        11,981            17,361              13,964
        12/31/1998        12,113            21,059              15,571
         3/31/1999        11,968            22,108              15,820
         6/30/1999        12,517            23,666              16,531
         9/30/1999        12,271            22,189              15,847
        12/31/1999        11,988            25,490              16,968
         3/31/2000        12,001            26,075              17,474
         6/30/2000        11,975            25,382              17,263
         9/30/2000        13,234            25,136              17,606
        12/31/2000        13,216            23,169              17,373
         3/31/2001        12,277            20,423              16,503
         6/30/2001        12,509            21,618              17,083
         9/30/2001        11,887            18,445              15,788
        12/31/2001        12,653            20,416              16,811

2 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. Performance returns for the UMB Scout Balanced Fund, S&P 500 (R) Index and Lipper Balanced Fund Index assume dividends were reinvested for the entire period.
   For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
 COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT BALANCED FUND (UMBLX)
as of December 31, 2001
                                        1 YEAR    3 YEARS  5 YEARS  INCEPTION
-----------------------------------------------------------------------------
UMB SCOUT BALANCED FUND..............   -4.26%     1.46%    3.48%     3.95%
S&P 500(R)Index1.....................  -11.89%    -1.03%   10.70%    12.48%
Lipper Balanced Fund Index1..........   -3.24%     2.59%    8.37%     8.94%
--------------------------------------------------------------------------------

   Inception - December 6, 1995.
   Returns for periods greater than one year are compound average annual rates of return.
   The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
1 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT BALANCED FUND (UMBLX)
                                                          MARKET      PERCENT
                                                       VALUE (000'S)  OF TOTAL
------------------------------------------------------------------------------
Darden Restaurants, Inc.................................     $  41      3%
Lincoln National Corp...................................        35      2%
General Mills, Inc......................................        35      2%
Microsoft Corp..........................................        30      2%
Johnson & Johnson.......................................        30      2%
PepsiCo, Inc............................................        29      2%
International Business Machines Corp....................        27      2%
Engelhard Corp..........................................        25      2%
Teco Energy, Inc........................................        24      2%
Dell Computer Corp......................................        23      2%
---------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL...........................      $299     21%
---------------------------------------------------------------------------

As of December 31, 2001, statement of assets. Subject to change.

--------------------------------------------------------------------------------
 HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT BALANCED FUND (UMBLX)
                                       INCOME &                     CUMULATIVE2
                           NET        SHORT-TERM     LONG-TERM       VALUE PER
                          ASSET          GAINS         GAINS        SHARE PLUS
                          VALUE      DISTRIBUTION  DISTRIBUTION    DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/95............... $ 10.02         $ 0.12         $  --          $ 10.14
12/31/96...............   10.33           0.30            --            10.75
12/31/97...............   10.62           0.58          0.16            11.78
12/31/98...............   10.01           0.45          0.49            12.11
12/31/99...............    9.24           0.64          0.03            12.01
12/31/00...............    9.15           1.02            --            12.93
12/31/01...............    8.76             --            --            12.54
--------------------------------------------------------------------------------

2  Does not assume any compounding of reinvested distributions.
   Distributions typically occur in June and December.
   Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
 FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT BALANCED FUND (UMBLX)

Fixed Income.......................  41%
Info Technology....................   9%
Consumer Discretion................   8%
Finance............................   8%
Consumer Staples...................   7%
Health Care .......................   7%
Industrials........................   6%
Energy.............................   5%
Telecom Services...................   4%
Utilities..........................   3%
Materials..........................   2%
--------------------------------------------------------------------------------
Based on total investments as of December 31, 2001.
Subject to change.

--------------------------------------------------------------------------------
DECEMBER 31, 2001

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

 BALANCED FUND

--------------------------------------------------------------------------------
                                                       MARKET
  SHARES      COMPANY                                  VALUE
--------------------------------------------------------------------------------

COMMON STOCKS-- 58.8%
CONSUMER DISCRETIONARY-- 7.4%
       230    Best Buy Co., Inc.*...........   $      17,130
     1,150    Darden Restaurants, Inc.......          40,710
       400    Home Depot, Inc...............          20,404
       415    McDonald's Corp...............          10,985
       400    Target Corp...................          16,420
                                               -------------
                                                     105,649
                                               -------------

CONSUMER STAPLES-- 6.8%
       250    Anheuser-Busch Cos., Inc......          11,302
       675    General Mills, Inc............          35,107
       600    PepsiCo, Inc..................          29,214
       350    Unilever N.V., ADR............          20,164
                                               -------------
                                                      95,787
                                               -------------

ENERGY -- 5.2%
       550    ExxonMobil Corp...............          21,615
       300    Kerr-McGee Corp...............          16,440
       460    Noble Drilling Corp.*.........          15,658
       500    Shell Transport & Trading PLC.          20,725
                                               -------------
                                                      74,438
                                               -------------

FINANCE -- 7.6%
       260    American International Group, Inc.      20,644
       725    Lincoln National Corp.........          35,213
       125    Marsh & McLennan Cos., Inc....          13,431
       325    State Street Corp. ...........          16,981
       500    Wells Fargo & Co..............          21,725
                                               -------------
                                                     107,994
                                               -------------

HEALTH CARE-- 7.3%
       185    Amgen, Inc.*..................          10,441
       220    Bristol Myers Squibb Co.......          11,220
       500    Johnson & Johnson.............          29,550
       250    Medtronic, Inc................          12,803
       300    Merck & Co., Inc..............          17,640
       550    Pfizer, Inc...................          21,918
                                               -------------
                                                     103,572
                                               -------------

--------------------------------------------------------------------------------
                                                       MARKET
  SHARES      COMPANY                                  VALUE
--------------------------------------------------------------------------------

INDUSTRIALS-- 6.0%
       300    Avery Dennison Corp...........   $      16,959
       460    Dover Corp....................          17,052
       200    General Dynamics Corp.........          15,928
       140    Minnesota Mining &
                Manufacturing Co............          16,549
     1,000    Southwest Airlines Co.........          18,480
                                               -------------
                                                      84,968
                                               -------------

INFORMATION TECHNOLOGY-- 9.4%
       525    Cisco Systems, Inc.*..........           9,508
       850    Dell Computer Corp.*..........          23,103
       150    Electronic Data Systems Corp..          10,283
       300    Intel Corp....................           9,435
       225    International Business
                Machines Corp...............          27,216
       450    Microsoft Corp.*..............          29,813
       300    Nokia Corp. ADR, Class A......           7,359
       660    Sun Microsystems, Inc.*.......           8,118
       300    Texas Instruments, Inc........           8,400
                                               -------------
                                                     133,235
                                               -------------

MATERIALS -- 1.8%
       900    Engelhard Corp................          24,912
                                               -------------

TELECOMMUNICATION SERVICES-- 4.2%
       300    Alltel Corp...................          18,519
       225    BellSouth Corp................           8,584
       235    SBC Communications, Inc.......           9,205
       480    Verizon Communications, Inc...          22,781
                                               -------------
                                                      59,089
                                               -------------

UTILITIES -- 3.1%
       480    Duke Energy Corp..............          18,845
       935    Teco Energy, Inc..............          24,534
                                               -------------
                                                      43,379
                                               -------------

TOTAL COMMON STOCKS
(Cost $826,378)-- 58.8% ....................         833,023
                                               -------------

--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

 BALANCED FUND (CONTINUED)

--------------------------------------------------------------------------------
     FACE                                             MARKET
    AMOUNT     DESCRIPTION                             VALUE
--------------------------------------------------------------------------------

CORPORATE BONDS -- 18.6%
   $25,000    CVS Corp.,
                5.50%, due February 15, 2004         $25,749
    50,000    PepsiCo, Inc.,
                5.75%, due January 2, 2003..          51,504
    25,000    Southern New England Telephone,
                7.125%, due August 1, 2007..          26,759
    50,000    Stanley Works,
                5.75%, due March 1, 2004....          51,578
   100,000    VF Corp.,
                8.10%, due October 1, 2005..         108,346
                                               -------------

TOTAL CORPORATE BONDS
(Cost $251,247)-- 18.6%.....................         263,936
                                               -------------

U.S. GOVERNMENT AGENCIES-- 14.1%
    25,000    Federal Home Loan Mortgage Corp.,
                5.75%, due April 15, 2008...          25,750
    50,000    Federal Home Loan Mortgage Corp.,
                6.625%, due September 15, 2009        53,310
    50,000    Federal Home Loan Mortgage Corp.,
                5.50%, due September 15, 2011         49,019
    40,000    Federal National Mortgage
                Association,
                6.625%, due April 15, 2002..          40,516
     6,036    Federal National Mortgage
                Association,
                7.00%, due February 1, 2003.           6,207
    25,000    Government National Mortgage
                Association,
                6.00%, due December 20, 2016          25,107
                                               -------------

TOTAL U.S. GOVERNMENT AGENCIES
(Cost $196,367)-- 14.1%.....................         199,909
                                               -------------

U.S. GOVERNMENT SECURITIES-- 7.8%
    25,000    U.S. Treasury Note,
                6.375%, due April 30, 2002..          25,388
    50,000    U.S. Treasury Note,
                6.625%, due May 15, 2007....          54,973
    50,000    U.S. Treasury Strip,
                due August 15, 2011.........          29,581

TOTAL U.S. GOVERNMENT SECURITIES
(Cost $107,478)-- 7.8%......................         109,942

--------------------------------------------------------------------------------
     FACE                                             MARKET
    AMOUNT     DESCRIPTION                             VALUE
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT
(Cost $1,000)-- 0.1%
$    1,000    Northern Trust Co.,
                1.50%, due January 2, 2002..   $       1,000
                                               -------------

TOTAL INVESTMENTS
(Cost $1,382,470)-- 99.4%...................       1,407,810


Other assets less liabilities-- 0.6%........           8,677
                                               -------------

TOTAL NET ASSETS -- 100.0%
   (equivalent to $8.76 per share;
   10,000,000 shares of
   $1.00 par value capital shares authorized;
   161,633 shares outstanding)..............   $   1,416,487
                                               -------------

  ADR - American Depositary Receipt

* Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
DECEMBER 31, 2001

--------------------------------------------------------------------------------
BOND FUND

OBJECTIVE:

The UMB Scout Bond Fund seeks maximum current income consistent with quality and maturity standards by investing in a diversified portfolio of fixed-income obligations.

In the latter half of the year, the Federal Open Market Committee (FOMC) continued the powerful "easy money" campaign it had implemented during the first half of 2001. As signs of economic weakness continued to build, the Federal Funds rate was lowered five times in six months, with a total drop of 200 basis points (from 3.75% to 1.75%). While the bond markets had displayed some skepticism of the validity of the slowdown early in 2001, the second half brought strong proof that the economy was softening. Consequently, longer-term interest rates fell as the Fed lowered overnight rates. The tragic events of September 11 helped push rates even lower, eventually bottoming on November 7. However, the unprecedented string of Fed easings began to ignite fears of a rapid, "V-shaped" economic recovery, and interest rates were pushed higher during the last six weeks of the year. At calendar year-end, the 2-, 5-, 10- and 30-year Treasury notes were at 3.02%, 4.41%, 5.09% and 5.46%, respectively (versus 4.24%, 5.04%, 5.44% and 5.75%, respectively at the end of June).

The overall drop in Treasury rates helped deliver exceptional returns on a relative basis for bond investors during the six-month fiscal period just ended. The Fund finished December with a six-month total return of 4.67%, which matched the performance of our passive general market benchmark and outpaced our peer group by 20 basis points. (Please see the accompanying tables for the Fund's longer-term performance and other important performance-related information.)

The strong relative returns were due primarily to our decision to extend durations in mid-summer, expecting the slowdown to be more severe than the markets were forecasting (as detailed in the June 2001 Annual Report). We are quite pleased to have achieved these results without moving into the lowest-rated (and therefore highest risk) sectors of the corporate bond market, which delivered strong returns during the last quarter of the year. 2001 marked the second consecutive year in which fixed-income investments outpaced equities by a wide margin.

The ongoing increase in volatility that has been building during the last two years appears to be a permanent facet of the fixed-income landscape. As is often the case at "turning points" for interest rates, fixed-income strategists seem to revise outlooks almost daily and have been reversing forecasts with increasing regularity. Consequently, the bond market makes rapid, extreme adjustments to the most recent economic releases. We believe this increase in volatility will likely lead to wider variations in performance, relative to industry benchmarks. We continue to strive for a longer-term focus, hoping to minimize portfolio turnover by avoiding the

--------------------------------------------------------------------------------
                                              UMB SCOUT FUNDS SEMIANNUAL REPORT
temptation to manage based on the "news of the day." We have been gradually reducing treasury holdings and increasing mortgage positions, anticipating that the long string of rate reductions will eventually reinflate the economy, leading to a rising rate environment. In keeping with this outlook, we have become more neutral in our duration, looking for another dip in rates as a signal to move to a shortened position.

Our bias toward higher quality assets seeks to reduce volatility over the long term. We remain steadfast in our belief that investors have the potential to achieve attractive returns without taking on the additional volatility inherent in the lower-rated sectors of the corporate bond market. We are more comfortable attempting to build the yield of the Fund by increasing exposure to mortgage-backed securities, which we believe have the potential to deliver comparable yields with less credit risk of corporate bonds.

We continue to believe that the Fund could be a suitable choice for investors seeking a relatively stable fixed-income return, while seeking to avoid the volatility associated with severe interest rate speculation or aggressive exposure to credit risk.

The UMB Scout Bond Fund closed the quarter ended December 31, 2001 at $11.38 per share and had a total return (price change and reinvested distributions) of -0.08% for the quarter and 8.07% for the calendar year. The Fund's benchmark, the Lehman Brothers Govt./Credit Int. Index, posted returns of 0.08% for the quarter and 8.96% for the calendar year.

J. ERIC KELLEY
Scout Investment Advisors, Inc.

-------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
-------------------------------------------------------------------------------
UMB SCOUT BOND FUND (UMBBX)
as of December 31, 2001

                         Bond         LB Int. Govt/Cr
                         Fund              Index
                         ----              -----

     12/31/1991         10,000            10,000
      3/31/1992          9,920             9,909
      6/30/1992         10,283            10,302
      9/30/1992         10,713            10,756
     12/31/1992         10,661            10,717
      3/31/1993         11,068            11,142
      6/30/1993         11,295            11,383
      9/30/1993         11,545            11,640
     12/31/1993         11,548            11,659
      3/31/1994         11,269            11,423
      6/30/1994         11,161            11,354
      9/30/1994         11,221            11,447
     12/31/1994         11,193            11,434
      3/31/1995         11,663            11,936
      6/30/1995         12,227            12,532
      9/30/1995         12,390            12,739
     12/31/1995         12,764            13,187
      3/31/1996         12,677            13,077
      6/30/1996         12,741            13,159
      9/30/1996         12,936            13,393
     12/31/1996         13,216            13,721
      3/31/1997         13,184            13,705
      6/30/1997         13,546            14,109
      9/30/1997         13,889            14,490
     12/31/1997         14,174            14,800
      3/31/1998         14,369            15,031
      6/30/1998         14,621            15,314
      9/30/1998         15,166            16,002
     12/31/1998         15,186            16,049
      3/31/1999         15,174            16,018
      6/30/1999         15,079            15,955
      9/30/1999         15,195            16,102
     12/31/1999         15,215            16,111
      3/31/2000         15,383            16,353
      6/30/2000         15,613            16,630
      9/30/2000         16,040            17,108
     12/31/2000         16,625            17,741
      3/31/2001         17,120            18,342
      6/30/2001         17,165            18,465
      9/30/2001         17,980            19,315
     12/31/2001         17,966            19,331

1 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. Performance returns for the UMB Scout Bond Fund and Lehman Brothers Govt./Credit Intermediate Bond Index assume distributions were reinvested for the entire period.
   For illustrative purposes only; may not represent your returns.

-------------------------------------------------------------------------------
DECEMBER 31, 2001

--------------------------------------------------------------------------------
 FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT BOND FUND (UMBBX)

Government & Agency................  64%
Corporate Bonds....................  35%
Short-Term.........................   1%
--------------------------------------------------------------------------------
Based on total investments as of December 31, 2001.
Subject to change.

--------------------------------------------------------------------------------
 COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT BOND FUND (UMBBX)
as of December 31, 2001

                                              1 YEAR   3 YEARS   5 YEARS 10 YEARS
--------------------------------------------------------------------------------
UMB SCOUT BOND FUND.......................     8.07%    5.77%     6.33%     6.03%
Lehman Brothers Govt./Credit Int. Index1..     8.96%    6.40%     7.10%     6.81%
Lipper Intermediate Inv. Grade Fund Index1     8.22%    5.82%     6.82%     6.76%
--------------------------------------------------------------------------------

   Returns for periods greater than one year are compound average annual rates of return.
   The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
1 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
 HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT BOND FUND (UMBBX)
                                      INCOME &                     CUMULATIVE2
                          NET        SHORT-TERM     LONG-TERM       VALUE PER
                         ASSET          GAINS         GAINS        SHARE PLUS
                         VALUE      DISTRIBUTION  DISTRIBUTION    DISTRIBUTIONS
-------------------------------------------------------------------------------
12/31/82.............  $ 10.05         $ 0.03        $   --          $ 10.08
12/31/83.............     9.59           0.94            --            10.56
12/31/84.............    10.37           0.45            --            11.79
12/31/85.............    10.94           0.98          0.02            13.36
12/31/86.............    11.37           0.83          0.03            14.64
12/31/87.............    10.42           1.25          0.01            14.95
12/31/88.............    10.19           0.81          0.03            15.56
12/31/89.............    10.50           0.82            --            16.69
12/31/90.............    10.54           0.79            --            17.51
12/31/91.............    11.19           0.71            --            18.88
12/31/92.............    11.20           0.71            --            19.60
12/31/93.............    11.44           0.64          0.04            20.51
12/31/94.............    10.46           0.63            --            20.17
12/31/95.............    11.26           0.63          0.01            21.60
12/31/96.............    11.02           0.62            --            21.98
12/31/97.............    11.17           0.63            --            22.76
12/31/98.............    11.33           0.62            --            23.54
12/31/99.............    10.74           0.61            --            23.56
12/31/00.............    11.09           0.61            --            24.52
12/31/01.............    11.38           0.59            --            25.40
----------------------------------------------------------------------------

2  Does not assume any compounding of reinvested distributions.
   Income distributions occur monthly; short- and long-term gains distributions typically occur in June and December. Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
 TAXABLE YIELD CURVES
--------------------------------------------------------------------------------
 UMB SCOUT BOND FUND (UMBBX)
 as of December 31, 2001

   Source: ScoutInvestment Advisors, Inc.
--------------------------------------------------------------------------------
                                              UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

 BOND FUND


---------------------------------------------------------------------------------------------------------------------------
      FACE                                                                                                        MARKET
     AMOUNT       DESCRIPTION                                                                                      VALUE
---------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS-- 34.2%
$  500,000    Alabama Power Co., 5.49%, due November 1, 2005...............................................    $    501,297
 1,000,000    Alabama Power Co., 6.25%, due September 30, 2010.............................................       1,002,242
   400,000    American Home Products, Inc., 5.875%, due March 15, 2004.....................................         415,419
   500,000    Amoco Canada Petroleum Co., 7.25%, due December 1, 2002......................................         521,895
   500,000    Applied Materials, Inc., 6.75%, due October 15, 2007.........................................         520,633
   750,000    Atlantic Richfield Co., 5.55%, due April 15, 2003............................................         775,492
   500,000    Baltimore Gas & Electric Co., 6.50%, due February 15, 2003...................................         518,491
   500,000    BellSouth Telecommunications, 6.25%, due May 15, 2003........................................         519,313
   500,000    BellSouth Telecommunications, 6.375%, due June 15, 2004......................................         523,196
   650,000    Boeing Co., 6.35%, due June 15, 2003.........................................................         673,561
 1,300,000    Bristol Myers Squibb Co., 4.75%, due October 1, 2006.........................................       1,290,847
 1,000,000    Coca-Cola Co., 5.75%, due March 15, 2011.....................................................         990,551
 1,000,000    Colgate-Palmolive, Inc., 5.34%, due March 27, 2006...........................................       1,008,870
   500,000    Cooper Industries, Inc., 5.88%, due February 20, 2003........................................         512,399
   500,000    Dow Chemical Co., 7.00%, due August 15, 2005.................................................         534,773
   500,000    Du Pont, (E.I.), De Nemours & Co., 6.75%, due October 15, 2002...............................         518,127
   500,000    GTE South, Inc., 6.00%, due February 15, 2008................................................         505,417
   500,000    GTE Southwest, Inc., 6.00%, due January 15, 2006.............................................         508,193
   500,000    Honeywell, Inc., 6.75%, due March 15, 2002...................................................         504,373
   500,000    International Business Machines Corp., 7.25%, due November 1, 2002...........................         518,686
   200,000    International Business Machines Corp., 5.25%, due December 1, 2003...........................         206,357
   500,000    Monongahela Power Co., 7.375%, due July 1, 2002..............................................         512,236
 1,000,000    New York Telephone Co., 5.875%, due September 1, 2003........................................       1,034,673
   465,000    Northern Trust Corp., 7.10%, due August 1, 2009..............................................         493,199
   500,000    Oneok, Inc., 7.75%, due August 15, 2006......................................................         540,460
   500,000    Pacific Bell Telephone Co., 7.25%, due July 1, 2002..........................................         511,932
   500,000    Pacificorp, 5.65%, due November 1, 2006......................................................         490,788
 1,000,000    Procter & Gamble, Inc., 5.25%, due September 15, 2003........................................       1,031,445
 1,000,000    SBC Communications, Inc., 6.25%, due March 15, 2011..........................................       1,023,017
   500,000    Southwestern Bell Telephone Co., 5.77%, due October 14, 2003.................................         517,973
   500,000    Stanley Works, 5.75%, due March 1, 2004......................................................         515,784
   500,000    Sysco Corp., 7.00%, due May 1, 2006..........................................................         535,314
   500,000    Target Corp., 5.50%, due April 1, 2007.......................................................         505,340
 1,000,000    Target Corp., 6.35%, due January 15, 2011....................................................       1,027,845
   250,000    Texaco Capital, Inc., 5.70%, due December 1, 2008............................................         250,336
   500,000    Texas Instruments, Inc., 7.00%, due August 15, 2004..........................................         528,851
 1,000,000    Texas Instruments, Inc., 6.125%, due February 1, 2006........................................       1,019,668
   500,000    Union Pacific Railroad Co., 7.01%, due June 1, 2004..........................................         527,804
   500,000    United Tech Corp., 7.00%, due September 15, 2006.............................................         536,186
   500,000    Wisconsin Electric Power Co., 6.625%, due November 15, 2006..................................         521,261
                                                                                                                 ----------

TOTAL CORPORATE BONDS (Cost $24,463,627)-- 34.2%...........................................................      25,194,244
                                                                                                                 ----------

                                                         Continued on next page.
--------------------------------------------------------------------------------
DECEMBER 31, 2001

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

 BOND FUND (Continued)


---------------------------------------------------------------------------------------------------------------------------
      FACE                                                                                                        MARKET
     AMOUNT       DESCRIPTION                                                                                      VALUE
---------------------------------------------------------------------------------------------------------------------------

GOVERNMENT-SPONSORED ENTERPRISES-- 15.0%
$      193    Government National Mortgage Association, 8.00%, due February 20, 2002.......................           $ 195
       210    Government National Mortgage Association, 8.50%, due February 20, 2002.......................             212
     3,390    Government National Mortgage Association, 8.00%, due January 15, 2004........................           3,529
    48,868    Government National Mortgage Association, 9.50%, due April 15, 2005..........................          51,788
    22,343    Government National Mortgage Association, 9.00%, due October 20, 2005........................          23,464
    30,550    Government National Mortgage Association, 7.50%, due February 15, 2006.......................          31,937
    15,092    Government National Mortgage Association, 7.50%, due March 15, 2006..........................          15,777
    33,392    Government National Mortgage Association, 8.00%, due June 20, 2006...........................          34,996
    29,937    Government National Mortgage Association, 8.50%, due July 15, 2006...........................          31,765
    73,455    Government National Mortgage Association, 8.00%, due August 15, 2006.........................          77,479
    12,984    Government National Mortgage Association, 8.00%, due August 15, 2006.........................          13,696
    66,583    Government National Mortgage Association, 7.50%, due August 20, 2006.........................          69,802
    37,211    Government National Mortgage Association, 7.50%, due September 15, 2006......................          38,901
    28,055    Government National Mortgage Association, 7.50%, due April 15, 2007..........................          29,424
    58,977    Government National Mortgage Association, 7.50%, due March 20, 2009..........................          61,917
   213,845    Government National Mortgage Association, 6.00%, due May 15, 2009............................         219,287
   117,356    Government National Mortgage Association, 7.00%, due May 15, 2009............................         123,298
   265,464    Government National Mortgage Association, 6.00%, due April 15, 2011..........................         271,019
   211,036    Government National Mortgage Association, 6.50%, due October 15, 2011........................         217,865
   280,470    Government National Mortgage Association, 6.50%, due February 15, 2012.......................         288,961
   294,399    Government National Mortgage Association, 6.00%, due February 20, 2013.......................         297,465
   310,755    Government National Mortgage Association, 6.00%, due March 20, 2013..........................         313,992
   351,087    Government National Mortgage Association, 6.00%, due August 15, 2013.........................         356,724
   306,678    Government National Mortgage Association, 6.00%, due August 20, 2013.........................         309,872
   341,968    Government National Mortgage Association, 6.00%, due December 20, 2013.......................         345,529
   347,226    Government National Mortgage Association, 6.00%, due January 20, 2014........................         350,270
   361,441    Government National Mortgage Association, 6.00%, due February 15, 2014.......................         366,650
   344,402    Government National Mortgage Association, 6.00%, due February 20, 2014.......................         347,422
   367,506    Government National Mortgage Association, 6.00%, due May 15, 2014............................         372,803
   304,375    Government National Mortgage Association, 7.00%, due August 20, 2015.........................         314,835
   483,844    Government National Mortgage Association, 6.00%, due March 15, 2016..........................         488,652
   483,846    Government National Mortgage Association, 6.00%, due July 20, 2016...........................         485,922
   492,626    Government National Mortgage Association, 6.00%, due August 15, 2016.........................         497,521
   946,246    Government National Mortgage Association, 6.00%, due November 15, 2016.......................         955,649
   950,000    Government National Mortgage Association, 6.00%, due February 20, 2025.......................         967,456
 1,000,000    Government National Mortgage Association, 6.00%, due October 16, 2028........................         987,865
 1,628,861    Government National Mortgage Association, 7.00%, due November 15, 2028.......................       1,666,427
                                                                                                                 ----------

TOTAL GOVERNMENT-SPONSORED ENTERPRISES (Cost $10,913,648)-- 15.0%..........................................      11,030,366
                                                                                                                 ----------

                                               UMB SCOUT FUNDS SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

 BOND FUND (Continued)


---------------------------------------------------------------------------------------------------------------------------
      FACE                                                                                                        MARKET
     AMOUNT       DESCRIPTION                                                                                      VALUE
---------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES-- 33.7%
$  500,000    Federal Farm Credit Bank, 6.70%, due October 11, 2006........................................    $    538,973
   500,000    Federal Home Loan Bank, 5.65%, due March 3, 2003.............................................         518,432
 1,000,000    Federal Home Loan Bank, 6.875%, due August 15, 2005..........................................       1,083,025
 1,000,000    Federal Home Loan Bank, 6.525%, due June 17, 2009............................................       1,064,394
 3,500,000    Federal Home Loan Mortgage Corp., 5.25%, due January 15, 2006................................       3,576,268
 1,000,000    Federal Home Loan Mortgage Corp., 6.75%, due May 30, 2006....................................       1,080,271
 2,000,000    Federal Home Loan Mortgage Corp., 5.75%, due March 15, 2009..................................       2,038,122
 1,750,000    Federal Home Loan Mortgage Corp., 6.625%, due September 15, 2009.............................       1,865,860
   500,000    Federal National Mortgage Association, 6.80%, due January 10, 2003...........................         522,708
   212,439    Federal National Mortgage Association, 6.50%, due November 1, 2004...........................         217,827
 1,000,000    Federal National Mortgage Association, 6.82%, due August 23, 2005............................       1,079,590
   500,000    Federal National Mortgage Association, 5.875%, due February 14, 2006.........................         521,998
 1,500,000    Federal National Mortgage Association, 6.41%, due March 8, 2006..............................       1,596,211
 1,000,000    Federal National Mortgage Association, 5.25%, due August 14, 2006............................       1,016,291
   500,000    Federal National Mortgage Association, 6.96%, due April 2, 2007..............................         545,485
   500,000    Federal National Mortgage Association, 6.70%, due June 19, 2007..............................         539,666
   500,000    Federal National Mortgage Association, 7.04%, due September 7, 2007..........................         538,415
   500,000    Private Export Funding, 5.53%, due April 30, 2006............................................         516,025
   415,601    Small Business Administration, 7.46%, due March 1, 2010......................................         449,019
   480,356    Small Business Administration, 5.97%, due March 1, 2011......................................         495,707
 1,000,000    Small Business Administration, 6.09%, due July 1, 2011.......................................       1,034,972
 1,000,000    Small Business Administration, 5.55%, due September 1, 2011..................................       1,014,591
   500,000    Small Business Administration, 5.886%, due September 10, 2011................................         488,234
 1,477,998    Small Business Administration, 6.44%, due June 1, 2021.......................................       1,506,694
 1,000,000    Small Business Administration, 6.34%, due August 1, 2021.....................................       1,013,537
                                                                                                               ------------
TOTAL U.S. GOVERNMENT AGENCIES (Cost $23,726,627)-- 33.7%..................................................      24,862,315
                                                                                                               ------------

U.S. GOVERNMENT SECURITIES-- 13.5%
 1,250,000    U.S. Treasury Note, 6.375%, due August 15, 2002..............................................       1,285,988
 1,000,000    U.S. Treasury Note, 6.00%, due August 15, 2004...............................................       1,061,719
 1,000,000    U.S. Treasury Note, 6.50%, due May 15, 2005..................................................       1,080,938
   500,000    U.S. Treasury Note, 5.75%, due November 15, 2005.............................................         528,379
 1,000,000    U.S. Treasury Note, 6.25%, due February 15, 2007.............................................       1,080,782
 1,250,000    U.S. Treasury Note, 5.00%, due August 15, 2011...............................................       1,247,266
 1,000,000    U.S. Treasury Strip, due May 15, 2008........................................................         730,466
 5,000,000    U.S. Treasury Strip, due August 15, 2011.....................................................       2,958,115
                                                                                                               ------------

TOTAL U.S. GOVERNMENT SECURITIES (Cost $9,721,180)-- 13.5%.................................................       9,973,653
                                                                                                               ------------

REPURCHASE AGREEMENT (Cost $915,000)-- 1.2%
   915,000    Northern Trust Co., 1.50%, due January 2, 2002...............................................         915,000
                                                                                                               ------------

TOTAL INVESTMENTS (Cost $69,740,082)-- 97.6%...............................................................      71,975,578


Other assets less liabilities-- 2.4%.......................................................................       1,747,327
                                                                                                               ------------

TOTAL NET ASSETS-- 100.0%
   (equivalent to $11.38 per share; 10,000,000 shares of $1.00 par value
   capital shares authorized; 6,476,607 shares outstanding)................................................    $ 73,722,905
                                                                                                               ------------



See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
DECEMBER 31, 2001

--------------------------------------------------------------------------------
KANSAS TAX-EXEMPT BOND FUND1

OBJECTIVE:

The UMB Scout Kansas Tax-Exempt Bond Fund seeks current income exempt from regular federal income tax and Kansas state personal income tax by investing in municipal bonds or debt instruments.

As we close the last six months of 2001, we are thankful that the municipal bond market acted as a relatively safe haven in troubled times, when many other financial markets were rocky, at best.

The municipal market has endured the tragedies of September 11, but like the rest of the economy, we shall see how the future unfolds as the damaged infrastructure begins to be rebuilt.

These tragedies and subsequent rebuilding could indirectly affect the Kansas municipal market. In the future, if there are New York credits that struggle to make principal and interest payments, and those payments are guaranteed by one of the municipal insurance companies, then these defaults could trickle down through the municipal markets. When we select a municipal bond for the Fund, we look at the credit on its own without any insurance company enhancements. This selection process allows us to be comfortable with the credit itself and the enhancement is just that -- an enhancement of a quality credit. We do not anticipate a New York municipality default, but there is always that possibility.

The Kansas economy has had a few recent setbacks with the staff layoffs at Sprint (in the Kansas City Metro area) and Boeing (in Wichita). We feel that the state's economy is diversified enough with farming, manufacturing and service sectors, to withstand future layoffs and slowing in the collection of monies in the state's general fund. We are aware that the state's education funding formula will be reevaluated as the budgets are being finalized. However, we do not feel these few slowdowns in the state's economy and funding procedures will be to the detriment of our Fund shareholders. We will continue to monitor the bonds held in the portfolio and the rest of the municipal marketplace.

--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------

The UMB Scout Kansas Tax-Exempt Bond Fund closed the quarter ended
December 31, 2001 at $9.97 per share and had a total return (price change and reinvested distributions) of -0.06% for the quarter and 5.04% for the year. The Fund's benchmark, the Lehman Brothers 3-year Municipal Index, posted returns of 0.23% for the quarter and 6.59% for the year.

Thank you for your continued support in the UMB Scout Family of Funds. Please feel free to contact us if you have any questions about your investments with UMB Scout Funds.

M. KATHRYN GELLINGS
Rex Matlack, CFA
Scout Investment Advisors, Inc.

1    Available only to residents of Kansas and Missouri.
--------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
 UMB SCOUT KANSAS TAX-EXEMPT BOND FUND (UMBKX) as of December 31, 2001

                      KS Tax-Exempt    LB 3-Year Muni      LB 5-Year Muni
                          Fund              Index               Index
                          ----              -----               -----

        2/23/1998        10,000            10,000              10,000
        3/31/1998         9,966            10,015              10,035
        6/30/1998        10,062            10,128              10,147
        9/30/1998        10,278            10,328              10,414
       12/31/1998        10,342            10,429              10,499
        3/31/1999        10,421            10,544              10,608
        6/30/1999        10,325            10,498              10,477
        9/30/1999        10,400            10,602              10,575
       12/31/1999        10,413            10,633              10,576
        3/31/2000        10,503            10,741              10,703
        6/30/2000        10,626            10,889              10,872
        9/30/2000        10,816            11,064              11,086
       12/31/2000        11,082            11,296              11,393
        3/31/2001        11,330            11,593              11,716
        6/30/2001        11,433            11,734              11,831
        9/30/2001        11,648            12,012              12,156
       12/31/2001        11,641            12,040              12,100

2 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. Performance returns for the UMB Scout Kansas Tax-Exempt Bond Fund, Lehman Brothers 3-Year Municipal Index and Lehman Brothers 5-Year Municipal Index assume distributions were reinvested for the entire period. For illustrative purposes only; may not represent your returns.
--------------------------------------------------------------------------------
DECEMBER 31, 2001

--------------------------------------------------------------------------------
 FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT KANSAS TAX-EXEMPT BOND FUND (UMBKX)

Kansas.............................  98%
Other..............................   2%
--------------------------------------------------------------------------------
Based on total investments as of December 31, 2001.
Subject to change.

--------------------------------------------------------------------------------
 COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT KANSAS TAX-EXEMPT BOND FUND (UMBKX) as of December 31, 2001

                                             QUARTER   1 YEAR    3 YEARS  INCEPTION
-----------------------------------------------------------------------------------
UMB SCOUT KANSAS TAX-EXEMPT
  BOND FUND...............................    -0.06%    5.04%     4.02%     4.02%
Lehman Brothers 3-Year Municipal Index1...     0.23%    6.59%     4.91%     4.94%
Lehman Brothers 5-Year Municipal Index1...    -0.46%    6.21%     4.84%     5.07%
--------------------------------------------------------------------------------

   Inception - February 23, 1998.
   Returns for periods greater than one year are compound average annual rates of return.
   The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. Investment income may be subject to federal alternative minimum tax, as well as certain state and local taxes. Capital gains are not exempt from federal income tax.

--------------------------------------------------------------------------------
 HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT KANSAS TAX-EXEMPT BOND FUND (UMBKX)

                                      INCOME &                     CUMULATIVE2
                          NET        SHORT-TERM     LONG-TERM       VALUE PER
                         ASSET          GAINS         GAINS        SHARE PLUS
                         VALUE      DISTRIBUTION  DISTRIBUTION    DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/98.............  $ 10.01         $ 0.33         $  --          $ 10.34
12/31/99.............     9.68           0.40            --            10.40
12/31/00.............     9.87           0.41            --            11.01
12/31/01.............     9.97           0.39            --            11.50
--------------------------------------------------------------------------------

2  Does not assume any compounding of reinvested distributions.
   Income distributions occur monthly; short- and long-term gains distributions typically occur in June and December. Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

 KANSAS TAX-EXEMPT BOND FUND


---------------------------------------------------------------------------------------------------------------------------
      FACE                                                                                                        MARKET
     AMOUNT       DESCRIPTION                                                                                      VALUE
---------------------------------------------------------------------------------------------------------------------------

KANSAS
$  150,000    Barton County, Kansas, Series A, Unified School District 428, 4.75%, due September 1, 2011...    $    151,473
   150,000    Cloud County, Kansas, Unified School District 333, 5.10%, due September 1, 2004..............         155,646
    55,000    Concordia, Kansas, Water & Sewer Rev., 4.70%, due November 1, 2007...........................          56,006
    25,000    Derby, Kansas, G.O., Series A, 4.65%, due June 1, 2009.......................................          25,347
   200,000    Douglas County, Kansas, Unified School District 497, Series A, 4.30%, due September 1, 2005..         206,552
    10,000    Ellsworth, Kansas, Public Building Rev., 4.50%, due June 1, 2005.............................          10,138
    20,000    Ellsworth, Kansas, Public Building Rev., 4.70%, due June 1, 2007.............................          20,110
   100,000    Emporia, Kansas, Temp., Series A, 2.55%, due December 1, 2002................................         100,060
    50,000    Finney County, Kansas, G.O., 4.30%, due December 1, 2011.....................................          49,206
    50,000    Garden City, Kansas, 4.10%, due November 1, 2004.............................................          51,409
    50,000    Hays, Kansas, 4.40%, due September 1, 2010...................................................          49,998
   100,000    Johnson County, Kansas, Park Facility, 4.90%, due September 1, 2009..........................         102,679
   100,000    Johnson County, Kansas, Unified School District 229, Series B, 4.00%, due September 1, 2003..         102,567
   100,000    Johnson County, Kansas, Unified School District 229, Series A, 5.20%, due October 1, 2003....         104,727
   100,000    Johnson County, Kansas, Unified School District 229, Series A, 5.50%, due October 1, 2005....         104,502
    50,000    Johnson County, Kansas, Unified School District 229, Series A, 5.125%, due October 1, 2006...          53,271
    25,000    Johnson County, Kansas, Unified School District 231, Refinance & Improvement, Series A, 5.25%,
                 due October 1, 2002.......................................................................          25,638
   300,000    Johnson County, Kansas, Unified School District 231, Refinance & Improvement, Series A, 5.10%,
                 due October 1, 2004.......................................................................         307,749
   100,000    Johnson County, Kansas, Unified School District 232, 5.00%, due March 1, 2005................         104,902
    50,000    Johnson County, Kansas, Unified School District 512, 4.95%, due October 1, 2009..............          51,686
   100,000    Johnson County, Kansas, Unified School District 512, 5.00%, due October 1, 2009..............         103,054
   100,000    Johnson County, Kansas, Water District 001, Water Revenue, 4.90%, due June 1, 2012...........         101,833
     5,000    Junction City, Kansas, Water & Sewer Rev., Series A, 4.50%, due September 1, 2003............           5,181
     5,000    Kansas State Dept. of Transportation, Highway Rev., 4.80%, due March 1, 2002.................           5,025
   200,000    Kansas State Dept. of Transportation, Highway Rev., 5.10%, due March 1, 2005.................         208,580
   300,000    Kansas State Dept. of Transportation, Highway Rev., variable rate, due September 1, 2020.....         300,000
   100,000    Kansas State Dev. Finance Auth., Board of Regents Rev., 4.80%, due March 1, 2003.............         100,005
    50,000    Kansas State Dev. Finance Auth., Board of Regents Rev., 4.875%, due March 1, 2004............          49,982
    30,000    Lawrence, Kansas, G.O., 4.35%, due September 1, 2002.........................................          30,510
   150,000    Lawrence, Kansas, Series P, 5.20%, due September 1, 2002.....................................         150,811
    50,000    Leawood, Kansas, Series A, 4.35%, due September 1, 2004......................................          51,827
   100,000    Leawood, Kansas, Series A, 4.40%, due September 1, 2013......................................          97,325
    35,000    Lenexa, Kansas, 5.00%, due September 1, 2005.................................................          36,984
   100,000    Lyon County, Kansas, Sales Tax Rev., 4.70%, due September 1, 2009............................         101,985
   100,000    Miami County, Kansas, Unified School District 367, 4.30%, due September 1, 2011..............          98,442
   100,000    Miami County, Kansas, Unified School District 367, 4.35%, due September 1, 2005..............         103,412
    80,000    Olathe, Kansas, Series 199, 4.25%, due April 1, 2008.........................................          80,344
    80,000    Sabetha, Kansas, Electric Rev., 4.00%, due September 1, 2004.................................          81,391
    50,000    Salina, Kansas, Water & Sewer, Series B, 4.10%, due October 1, 2002..........................          50,835
   100,000    Salina, Kansas, Water & Sewer, Series B, 4.40%, due October 1, 2008..........................         101,099
   300,000    Sedgwick County, Kansas, Series A, 5.00%, due August 1, 2002.................................         300,756
   200,000    Sedgwick County, Kansas, Unified School District 260, Series A, 4.00%, due October 1, 2006...         202,840
    50,000    Sedgwick County, Kansas, Unified School District 261, 4.10%, due November 1, 2009............          49,634

                                                         Continued on next page.
--------------------------------------------------------------------------------
DECEMBER 31, 2001

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

 KANSAS TAX-EXEMPT BOND FUND (Continued)


---------------------------------------------------------------------------------------------------------------------------
      FACE                                                                                                        MARKET
     AMOUNT       DESCRIPTION                                                                                      VALUE
---------------------------------------------------------------------------------------------------------------------------

KANSAS (Continued)
$  200,000    Sedgwick County, Kansas, Unified School District 263, 5.30%, due September 1, 2003...........    $    209,334
   340,000    Sedgwick County, Kansas, Unified School District 265, 5.40%, due October 1, 2005.............         362,229
    50,000    Sedgwick County, Kansas, Unified School District 265, 4.25%, due October 1, 2008.............          50,201
   100,000    Seward County, Kansas, Series A, 4.00%, due August 1, 2008...................................          98,972
   200,000    Shawnee, Kansas, Series A, 4.30%, due December 1, 2004.......................................         205,082
    35,000    Shawnee County, Kansas, Series D, 4.15%, due September 1, 2005...............................          35,967
    50,000    Shawnee County, Kansas, Unified School District 501, 4.30%, due February 1, 2005.............          51,288
    50,000    Shawnee County, Kansas, Unified School District 501, 4.00%, due August 1, 2006...............          50,878
   150,000    Shawnee County, Kansas, Unified School District 501, 4.625%, due August 1, 2013..............         148,077
    75,000    Shawnee County, Kansas, Unified School District 501, 4.625%, due August 1, 2014..............          73,492
   100,000    Topeka, Kansas, Refunding & Improvement Rev., Series A, 4.30%, due August 15, 2005...........         103,240
   100,000    Topeka, Kansas, Water & Water Pollution Control Utility Rev., Series A, 5.00%,
              due August 1, 2015...........................................................................         100,273
    70,000    Topeka, Kansas, Water Works Improvement & Rev., 4.30%, due August 1, 2007....................          70,490
    30,000    Wellington, Kansas, Electric Water Works & Sewer Utility Rev., 4.60%, due May 1, 2007........          30,767
   100,000    Wichita, Kansas, Series 752, 4.50%, due September 1, 2009....................................         100,790
    35,000    Wyandotte County, Kansas, 4.80%, due September 1, 2007.......................................          36,386
   300,000    Wyandotte County, Kansas, Unified School District 204, 5.20%, due September 1, 2004..........         314,268
    50,000    Wyandotte County, Kansas, Utility Service Revenue, 4.25%, due September 1, 2009..............          49,836
                                                                                                                 ----------
                                                                                                                  6,337,091
                                                                                                                 ----------

MISSOURI
   100,000    Missouri, State Health & Educational, Variable Rate, due December 1, 2005....................         100,000
                                                                                                                 ----------


TOTAL INVESTMENTS (Cost $6,318,507)-- 99.3%................................................................       6,437,091


Other assets less liabilities-- 0.7%.......................................................................         48,032
                                                                                                                 ----------

TOTAL NET ASSETS-- 100.0%
   (equivalent to $9.97 per share; 10,000,000 shares of $1.00 par value
   capital shares authorized; 650,724 shares outstanding)..................................................     $6,485,123
                                                                                                                 ----------

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
MONEY MARKET FUND

OBJECTIVE:

The UMB Scout Money Market Fund
seeks maximum income consistent with safety of principal and liquidity by investing in short-term debt obligations. The Fund offers shares of two separate Portfolios, Federal and Prime.

The Prime Portfolio of the UMB Scout Money Market Fund finished the calendar year 2001 with a 7-day yield of 1.51%. The Federal Portfolio of the Fund finished with a 7-day yield of 1.45%.

The total returns for the Prime and Federal Portfolios, for the six-month period ended December 31, 2001, were 1.29% and 1.27%, respectively.

The Federal Open Market Committee (FOMC) continued its "easy money" campaign throughout the second half of 2001, reducing overnight rates (Fed Funds) five times in six months. The Fed Funds rate ultimately fell 200 basis points, from 3.75% to 1.75%. As outlined in the last message to shareholders, we had anticipated these changes by lengthening the average life of the Portfolios to bolster yields as long as possible. Both Portfolios maintained average maturities in the 35-45 day range, a move which helped bolster returns as overnight rates dropped sharply.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

J. ERIC KELLEY
Scout Investment Advisors, Inc.

--------------------------------------------------------------------------------
 FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT MONEY MARKET FUND
PRIME PORTFOLIO (UMPXX)

Commercial Paper...................  81%
Government & Agency................  19%
--------------------------------------------------------------------------------
Based on total investments as of December 31, 2001.
Subject to change.

--------------------------------------------------------------------------------
 FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT MONEY MARKET FUND
FEDERAL PORTFOLIO (UMFXX)

Agencies.........................   100%
--------------------------------------------------------------------------------
Based on total investments as of December 31, 2001.
Subject to change.

DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

 MONEY MARKET FUND


---------------------------------------------------------------------------------------------------------------------------
      FACE                                                                                                        MARKET
     AMOUNT       DESCRIPTION                                                                                      VALUE
---------------------------------------------------------------------------------------------------------------------------

PRIME PORTFOLIO
SHORT-TERM CORPORATE NOTES-- 80.9%
$  7,000,000    Abbott Laboratories, 1.87%, due January 3, 2002............................................    $  6,999,273
  10,000,000    Abbott Laboratories, 1.72%, due January 9, 2002............................................       9,996,178
   1,300,000    Abbott Laboratories, 1.85%, due January 23, 2002...........................................       1,298,530
  10,000,000    AIG Funding, 2.03%, due January 18, 2002...................................................       9,990,414
  10,000,000    AIG Funding, 1.77%, due January 30, 2002...................................................       9,985,742
  10,000,000    Amgen, Inc., 1.81%, due January 15, 2002...................................................       9,992,961
  15,000,000    Anheuser-Busch Cos., Inc., 1.76%, due February 13, 2002....................................      14,968,467
   9,000,000    Becton Dickinson and Co., 2.30%, due January 14, 2002......................................       8,992,525
   6,900,000    Becton Dickinson and Co., 1.80%, due January 31, 2002......................................       6,889,650
   7,000,000    Becton Dickinson and Co., 1.75%, due February 7, 2002......................................       6,987,410
   7,000,000    BellSouth Corp., 1.90%, due January 8, 2002................................................       6,997,550
   7,000,000    BellSouth Corp., 1.80%, due January 9, 2002................................................       6,997,200
   5,000,000    BellSouth Corp., 2.00%, due January 15, 2002...............................................       4,996,111
  11,000,000    BellSouth Corp., 1.75%, due January 18, 2002...............................................      10,990,910
  10,000,000    BellSouth Corp., 2.02%, due January 22, 2002...............................................       9,988,778
   3,500,000    BellSouth Corp., 2.15%, due February 4, 2002...............................................       3,492,893
  10,000,000    Coca-Cola Company, 2.00%, due January 15, 2002.............................................       9,992,222
   8,000,000    Coca-Cola Company, 1.82%, due January 28, 2002.............................................       7,989,080
  10,000,000    Coca-Cola Company, 1.98%, due January 31, 2002.............................................       9,983,500
  14,500,000    Coca-Cola Company, 1.84%, due February 21, 2002............................................      14,462,097
  10,000,000    Deere & Co., 1.82%, due January 7, 2002....................................................       9,996,973
   1,900,000    Deere & Co., 5.35%, due January 15, 2002...................................................       1,901,104
   5,000,000    Deere & Co., 1.87%, due January 22, 2002...................................................       4,994,546
   2,000,000    Deere & Co., 1.76%, due January 31, 2002...................................................       1,997,067
   6,000,000    Deere & Co., 1.83%, due February 4, 2002...................................................       5,989,630
  12,000,000    Duke Energy Corp., 2.18%, due January 17, 2002.............................................      11,988,374
  10,000,000    Duke Energy Corp., 1.90%, due January 18, 2002.............................................       9,991,028
  10,000,000    Duke Energy Corp., 2.00%, due January 22, 2002.............................................       9,988,334
  10,000,000    Duke Energy Corp., 2.01%, due January 24, 2002.............................................       9,987,158
   5,800,000    Emerson Electric Co., 1.98%, due January 8, 2002...........................................       5,797,767
   7,000,000    Emerson Electric Co., 1.75%, due January 14, 2002..........................................       6,995,576
   6,000,000    Emerson Electric Co., 1.74%, due January 16, 2002..........................................       5,995,650
  10,000,000    Emerson Electric Co., 1.75%, due January 24, 2002..........................................       9,988,819
   7,000,000    Executive Jet, Inc., 2.00%, due January 9, 2002............................................       6,996,889
  10,000,000    Executive Jet, Inc., 1.92%, due January 29, 2002...........................................       9,985,067
  10,000,000    Executive Jet, Inc., 1.76%, due January 31, 2002...........................................       9,985,333
  10,000,000    Executive Jet, Inc., 1.80%, due February 6, 2002...........................................       9,982,000
   5,000,000    Executive Jet, Inc., 1.80%, due February 13, 2002..........................................       4,989,250
  10,000,000    Gannett Co., Inc., 1.95%, due January 10, 2002.............................................       9,995,125
   8,000,000    Gannett Co., Inc., 1.93%, due January 16, 2002.............................................       7,993,567
  10,000,000    Gannett Co., Inc., 1.75%, due January 17, 2002.............................................       9,992,222
  10,000,000    Gannett Co., Inc., 1.75%, due January 25, 2002.............................................       9,988,333
   5,000,000    Gannett Co., Inc., 1.85%, due January 30, 2002.............................................       4,992,549
   3,900,000    Gillette Company, 1.80%, due February 1, 2002..............................................       3,893,955
  10,000,000    Gillette Company, 1.80%, due February 4, 2002..............................................       9,983,000
  15,000,000    Hubbell, Inc., 2.05%, due January 24, 2002.................................................      14,980,354
  10,000,000    Hubbell, Inc., 2.05%, due January 25, 2002.................................................       9,986,333
  10,000,000    International Business Machines Corp., 1.90%, due January 7, 2002..........................       9,996,833

--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

 MONEY MARKET FUND (Continued)


---------------------------------------------------------------------------------------------------------------------------
      FACE                                                                                                        MARKET
     AMOUNT       DESCRIPTION                                                                                      VALUE
---------------------------------------------------------------------------------------------------------------------------

SHORT-TERM CORPORATE NOTES (Continued)
$  6,516,000    Kimberly-Clark Corp., 1.78%, due February 5, 2002..........................................    $  6,504,724
   3,500,000    Kimberly-Clark Corp., 1.73%, due February 13, 2002.........................................       3,492,768
   2,600,000    Laclede Gas Co., 1.94%, due January 14, 2002...............................................       2,598,179
   1,000,000    Laclede Gas Co., 1.85%, due January 22, 2002...............................................         998,921
  10,000,000    Laclede Gas Co., 1.83%, due March 26, 2002.................................................       9,957,300
   4,000,000    Marsh & McLennan Cos., Inc., 2.15%, due January 9, 2002....................................       3,998,089
  10,000,000    May Department Stores Co., 1.77%, due January 25, 2002.....................................       9,988,200
   6,000,000    Merck & Co., Inc., 1.80%, due January 28, 2002.............................................       5,991,900
   7,000,000    Merck & Co., Inc., 1.80%, due January 29, 2002.............................................       6,990,200
   5,000,000    Minnesota Mining & Manufacturing Co., 1.75%, due January 7, 2002...........................       4,998,542
  15,000,000    Minnesota Mining & Manufacturing Co., 1.70%, due February 11, 2002.........................      14,970,958
  10,660,000    Minnesota Mining & Manufacturing Co., 1.70%, due February 12, 2002.........................      10,638,858
  10,000,000    Minnesota Mining & Manufacturing Co., 1.72%, due February 15, 2002.........................       9,978,500
   6,670,000    Monsanto Co., 2.32%, due January 9, 2002...................................................       6,666,561
   7,000,000    Monsanto Co., 2.17%, due January 29, 2002..................................................       6,988,185
  10,000,000    Monsanto Co., 2.03%, due February 8, 2002..................................................       9,978,572
   1,200,000    Nike, Inc., 1.87%, due January 8, 2002.....................................................       1,199,564
   6,780,000    Nike, Inc., 1.75%, due January 11, 2002....................................................       6,776,704
   3,561,000    Nike, Inc., 1.85%, due January 14, 2002....................................................       3,558,621
   8,000,000    Oneok, Inc., 2.16%, due January 7, 2002....................................................       7,997,120
  10,000,000    Oneok, Inc., 2.32%, due January 14, 2002...................................................       9,991,622
  10,000,000    Oneok, Inc., 2.31%, due January 16, 2002...................................................       9,990,375
   5,000,000    Oneok, Inc., 2.01%, due January 17, 2002...................................................       4,995,533
  12,200,000    Pfizer, Inc., 1.90%, due January 30, 2002..................................................      12,181,327
   5,000,000    Pharmacia Corp., 1.85%, due January 8, 2002................................................       4,998,201
   7,000,000    Pharmacia Corp., 1.85%, due January 10, 2002...............................................       6,996,762
   5,000,000    President & Fellows Harvard, 1.98%, due January 25, 2002...................................       4,993,400
  15,000,000    President & Fellows Harvard, 1.98%, due January 28, 2002...................................      14,977,725
  10,000,000    Procter & Gamble Corp., 1.93%, due January 11, 2002........................................       9,994,639
  17,000,000    Procter & Gamble Corp., 1.99%, due January 23, 2002........................................      16,979,363
  10,000,000    Procter & Gamble Corp., 1.78%, due February 20, 2002.......................................       9,975,278
   5,000,000    Procter & Gamble Corp., 1.78%, due February 22, 2002.......................................       4,987,144
   8,000,000    SBC Communications, Inc., 2.12%, due January 10, 2002......................................       7,995,760
   6,000,000    SBC Communications, Inc., 1.92%, due January 16, 2002......................................       5,995,200
  10,000,000    SBC Communications, Inc., 1.83%, due January 23, 2002......................................       9,988,817
  10,000,000    SBC Communications, Inc., 1.82%, due January 31, 2002......................................       9,984,833
  13,000,000    Stanley Works, 2.16%, due January 8, 2002..................................................      12,994,540
   8,000,000    Stanley Works, 2.17%, due January 18, 2002.................................................       7,991,802
   4,450,000    Stanley Works, 1.85%, due February 22, 2002................................................       4,438,109
   3,600,000    Stanley Works, 1.80%, due March 1, 2002....................................................       3,589,380
  12,000,000    Texaco, Inc., 2.06%, due January 4, 2002...................................................      11,997,940
   8,000,000    Texaco, Inc., 1.80%, due January 8, 2002...................................................       7,997,200
   2,500,000    Texaco, Inc., 1.75%, due January 10, 2002..................................................       2,498,906
  10,000,000    Texaco, Inc., 1.98%, due January 11, 2002..................................................       9,994,500
  10,000,000    United Parcel Service, Inc., 1.80%, due February 19, 2002..................................       9,975,500
                                                                                                                -----------

TOTAL SHORT-TERM CORPORATE NOTES (Cost $752,120,649)-- 80.9%...............................................     752,120,649
                                                                                                                -----------

                                                         Continued on next page.
--------------------------------------------------------------------------------
DECEMBER 31, 2001

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

 MONEY MARKET FUND (Continued)


---------------------------------------------------------------------------------------------------------------------------
      FACE                                                                                                        MARKET
     AMOUNT       DESCRIPTION                                                                                      VALUE
--------------------------------------------------------------------------------------------------------------------------
PRIME PORTFOLIO (Continued)

U.S. GOVERNMENT AGENCIES-- 19.2%
$ 15,400,000    Federal Agricultural Mortgage Association, 2.24%, Discount Note, due January 3, 2002.......    $ 15,398,085
   3,655,000    Federal Home Loan Bank, 2.28%, Discount Note, due January 11, 2002.........................       3,652,685
   9,000,000    Federal Home Loan Bank, 1.975%, Discount Note, due January 25, 2002........................       8,988,150
   3,000,000    Federal Home Loan Bank, 1.70%, Discount Note, due February 15, 2002........................       2,993,625
  15,000,000    Federal Home Loan Bank, 4.02%, Medium Term Note, due July 2, 2002..........................      15,000,000
   7,000,000    Federal Home Loan Bank, 4.07%, Medium Term Note, due July 17, 2002.........................       7,000,000
   2,000,000    Federal Home Loan Bank, 2.765%, Medium Term Note, due October 11, 2002.....................       2,000,000
  10,000,000    Federal Home Loan Bank, 2.51%, Medium Term Note, due November 1, 2002......................      10,000,000
   7,000,000    Federal Home Loan Bank, 2.56%, Medium Term Note, due November 5, 2002......................       7,000,000
  12,500,000    Federal Home Loan Mortgage Corp., 2.01%, Discount Note, due January 2, 2002................      12,499,302
   1,014,000    Federal Home Loan Mortgage Corp., 1.85%, Discount Note, due January 3, 2002................       1,013,896
   5,000,000    Federal Home Loan Mortgage Corp., 2.29%, Discount Note, due January 10, 2002...............       4,997,138
   1,000,000    Federal Home Loan Mortgage Corp., 1.76%, Discount Note, due January 22, 2002...............         998,973
   1,500,000    Federal Home Loan Mortgage Corp., 1.71%, Discount Note, due January 28, 2002...............       1,498,076
   9,300,000    Federal Home Loan Mortgage Corp., 1.74%, Discount Note, due January 29, 2002...............       9,287,391
   3,800,000    Federal Home Loan Mortgage Corp., 1.74%, Discount Note, due February 7, 2002...............       3,793,205
  10,800,000    Federal Home Loan Mortgage Corp., 1.75%, Discount Note, due February 12, 2002..............      10,777,997
  10,000,000    Federal Home Loan Mortgage Corp., 1.73%, Discount Note, due February 19, 2002..............       9,976,453
   9,105,000    Federal Home Loan Mortgage Corp., 1.73%, Discount Note, due February 28, 2002..............       9,079,622
   7,000,000    Federal Home Loan Mortgage Corp., 2.50%, Discount Note, due November 7, 2002...............       7,000,000
  10,000,000    Federal National Mortgage Association, 1.81%, Discount Note, due January 15, 2002..........       9,992,961
   5,000,000    Federal National Mortgage Association, 1.81%, Discount Note, due January 16, 2002..........       4,996,229
  11,000,000    Federal National Mortgage Association, 1.81%, Discount Note, due January 22, 2002..........      10,988,386
  10,000,000    Federal National Mortgage Association, 1.75%, Discount Note, due January 23, 2002..........       9,988,939

TOTAL U.S. GOVERNMENT AGENCIES (Cost $178,921,113)-- 19.2%.................................................     178,921,113


TOTAL INVESTMENTS (Cost $931,041,762)-- 100.1%.............................................................     931,041,762


Liabilities less other assets-- (0.1)%.....................................................................        (937,567 )

TOTAL NET ASSETS-- 100.0%
   (equivalent to $1.00 per share; 1,500,000,000 shares of $0.01 par value
   capital shares authorized; 930,133,089 shares outstanding)..............................................    $930,104,195

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

 MONEY MARKET FUND (Continued)


---------------------------------------------------------------------------------------------------------------------------
      FACE                                                                                                        MARKET
     AMOUNT       DESCRIPTION                                                                                      VALUE
--------------------------------------------------------------------------------------------------------------------------

FEDERAL PORTFOLIO
U.S. GOVERNMENT AGENCIES-- 100.0%
$  7,000,000    Federal Agricultural Mortgage Association, 2.31%, Discount Note, due January 3, 2002.......    $  6,999,102
   2,100,000    Federal Agricultural Mortgage Association, 2.31%, Discount Note, due January 11, 2002......       2,098,653
  13,000,000    Federal Home Loan Bank, 1.82%, Discount Note, due January 9, 2002..........................      12,994,742
   5,017,000    Federal Home Loan Bank, 1.74%, Discount Note, due January 10, 2002.........................       5,014,818
  12,330,000    Federal Home Loan Bank, 1.91%, Discount Note, due January 11, 2002.........................      12,323,457
   3,064,000    Federal Home Loan Bank, 1.92%, Discount Note, due January 14, 2002.........................       3,061,876
   6,600,000    Federal Home Loan Bank, 1.74%, Discount Note, due January 16, 2002.........................       6,595,208
   5,575,000    Federal Home Loan Bank, 1.78%, Discount Note, due January 18, 2002.........................       5,570,322
   1,000,000    Federal Home Loan Bank, 4.875%, Medium Term Note, due January 22, 2002.....................         999,525
   4,000,000    Federal Home Loan Bank, 1.76%, Discount Note, due January 23, 2002.........................       3,995,698
  11,000,000    Federal Home Loan Bank, 1.98%, Discount Note, due January 25, 2002.........................      10,985,517
  13,400,000    Federal Home Loan Bank, 1.69%, Discount Note, due January 30, 2002.........................      13,381,757
  10,000,000    Federal Home Loan Bank, 1.70%, Discount Note, due February 15, 2002........................       9,978,750
  10,000,000    Federal Home Loan Bank, 4.02%, Medium Term Note, due July 2, 2002..........................      10,000,000
   3,000,000    Federal Home Loan Bank, 4.07%, Medium Term Note, due July 17, 2002.........................       3,000,085
   2,500,000    Federal Home Loan Bank, 2.765%, Medium Term Note, due October 11, 2002.....................       2,500,000
   2,500,000    Federal Home Loan Bank, 2.51%, Medium Term Note, due November 1, 2002......................       2,500,000
   2,250,000    Federal Home Loan Bank, 2.56%, Medium Term Note, due November 5, 2002......................       2,250,000
   2,500,000    Federal Home Loan Mortgage Corp., 2.01%, Discount Note, due January 2, 2002................       2,499,860
  15,000,000    Federal Home Loan Mortgage Corp., 1.91%, Discount Note, due January 8, 2002................      14,994,420
   1,040,000    Federal Home Loan Mortgage Corp., 2.10%, Discount Note, due January 9, 2002................       1,039,515
  10,000,000    Federal Home Loan Mortgage Corp., 2.36%, Discount Note, due January 10, 2002...............       9,994,275
   5,000,000    Federal Home Loan Mortgage Corp., 1.74%, Discount Note, due January 15, 2002...............       4,996,617
   2,917,000    Federal Home Loan Mortgage Corp., 1.80%, Discount Note, due January 17, 2002...............       2,914,666
   8,947,000    Federal Home Loan Mortgage Corp., 1.78%, Discount Note, due January 22, 2002...............       8,937,729
   5,500,000    Federal Home Loan Mortgage Corp., 1.71%, Discount Note, due January 28, 2002...............       5,492,946
  14,700,000    Federal Home Loan Mortgage Corp., 1.73%, Discount Note, due January 29, 2002...............      14,680,223
  12,000,000    Federal Home Loan Mortgage Corp., 1.67%, Discount Note, due February 5, 2002...............      11,980,517
   7,000,000    Federal Home Loan Mortgage Corp., 1.75%, Discount Note, due February 7, 2002...............       6,987,394
  17,600,000    Federal Home Loan Mortgage Corp., 1.75%, Discount Note, due February 12, 2002..............      17,564,176
  10,000,000    Federal Home Loan Mortgage Corp., 1.68%, Discount Note, due February 14, 2002..............       9,979,467
   4,150,000    Federal Home Loan Mortgage Corp., 1.71%, Discount Note, due February 19, 2002..............       4,140,341
   2,250,000    Federal Home Loan Mortgage Corp., 2.50%, Discount Note, due November 7, 2002...............       2,250,000
   4,173,000    Federal National Mortgage Association, 1.85%, Discount Note, due January 3, 2002...........       4,172,571
  12,000,000    Federal National Mortgage Association, 1.84%, Discount Note, due January 7, 2002...........      11,996,320

                                                         Continued on next page.
--------------------------------------------------------------------------------
DECEMBER 31, 2001

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

 MONEY MARKET FUND (Continued)


---------------------------------------------------------------------------------------------------------------------------
      FACE                                                                                                        MARKET
     AMOUNT       DESCRIPTION                                                                                      VALUE
---------------------------------------------------------------------------------------------------------------------------
FEDERAL PORTFOLIO (Continued)

U.S. GOVERNMENT AGENCIES (Continued)
$  8,708,000    Federal National Mortgage Association, 1.81%, Discount Note, due January 14, 2002..........    $  8,702,299
  10,000,000    Federal National Mortgage Association, 1.81%, Discount Note, due January 15, 2002..........       9,992,961
  10,000,000    Federal National Mortgage Association, 1.81%, Discount Note, due January 16, 2002..........       9,992,458
   8,100,000    Federal National Mortgage Association, 1.72%, Discount Note, due January 17, 2002..........       8,093,816
  10,000,000    Federal National Mortgage Association, 1.66%, Discount Note, due January 18, 2002..........       9,992,161
   5,000,000    Federal National Mortgage Association, 1.81%, Discount Note, due January 22, 2002..........       4,994,721
   8,000,000    Federal National Mortgage Association, 1.73%, Discount Note, due January 23, 2002..........       7,991,542
  16,000,000    Federal National Mortgage Association, 1.72%, Discount Note, due January 24, 2002..........      15,982,469
  14,380,000    Federal National Mortgage Association, 1.85%, Discount Note, due January 31, 2002..........      14,357,873
   2,500,000    Federal National Mortgage Association, 1.76%, Discount Note, due February 6, 2002..........       2,495,600
   6,900,000    Federal National Mortgage Association, 1.72%, Discount Note, due February 7, 2002..........       6,887,802
   5,000,000    Federal National Mortgage Association, 1.73%, Discount Note, due February 8, 2002..........       4,990,869
   9,600,000    Federal National Mortgage Association, 1.74%, Discount Note, due February 21, 2002.........       9,576,336
                                                                                                                -----------

TOTAL INVESTMENTS (Cost $362,921,454)-- 100.0%.............................................................     362,921,454


Liabilities less other assets-- (0.0)%.....................................................................        (180,516)
                                                                                                                -----------

TOTAL NET ASSETS-- 100.0%
   (equivalent of $1.00 per share; 750,000,000 shares of $0.01 par value
   capital shares authorized; 362,775,436 shares outstanding)..............................................    $362,740,938
                                                                                                                -----------

Valuation of securities is on the basis of amortized cost, which approximates market value.


See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                              UMB SCOUT FUNDS SEMIANNUAL REPORT

--------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND

OBJECTIVE:
The UMB Scout Tax-Free Money Market Fund seeks the highest level of income exempt from federal income tax consistent with quality and maturity standards.

The UMB Scout Tax-Free Money Market Fund finished the quarter ended December 31, 2001 with a 7-day yield of 1.11%. The total return for the six-month period was 0.82%.

Throughout the second half of 2001, the Federal Open Market Committee (FOMC) reduced its overnight rates (Fed Funds) five times in six months. The Fed Funds rate ultimately fell 200 basis points, from 3.75% to 1.75%. Many investors reacted to yields near 1% with considerable consternation. However, the after-tax equivalent for those in the upper tax brackets may make tax-free money market funds an attractive alternative. The 1.11% 7-day yield from December 31, 2001, for an investor in the 39% tax bracket, equated to a taxable equivalent yield of 1.82%.

We continue to maintain what we believe to be a higher level of credit quality by reviewing issuers' creditworthiness on a "stand-alone" basis, without the support of third-party credit enhancement.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Income from the Fund may be subject to the federal alternative minimum tax, as well as state and local taxes.

J. ERIC KELLEY
Scout Investment Advisors, Inc.

--------------------------------------------------------------------------------
 FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT TAX-FREE MONEY MARKET FUND (UMTXX)

Demand Notes.......................  54%
Commercial Paper...................  46%

Based on total investments as of December 31, 2001.
Subject to change.

--------------------------------------------------------------------------------
DECEMBER 31, 2001

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

 TAX-FREE MONEY MARKET FUND


---------------------------------------------------------------------------------------------------------------------------
                  FACE                                                                                            MARKET
   STATE         AMOUNT     DESCRIPTION                                                                            VALUE
---------------------------------------------------------------------------------------------------------------------------

ALABAMA
            $  1,000,000    Birmingham, Alabama, 6.60%, due July 1, 2017...................................    $  1,030,103

ALASKA
               1,000,000    Valdez, Alaska, Marine, Commercial Paper, 1.55%, due January 16, 2002..........       1,000,000

ARIZONA
               1,500,000    Mesa, Arizona, Municipal Dev. Corp., Commercial Paper, 1.65%, due January 28, 2002   1,500,000
               1,000,000    Salt River Project, Arizona, Commercial Paper, 1.50%, due January 8, 2002......      1,000,000
               1,000,000    Salt River Project, Arizona, Commercial Paper, 1.55%, due January 8, 2002......      1,000,000
               4,000,000    Salt River Project, Arizona, Commercial Paper, 1.45%, due January 9, 2002......      4,000,000

ARKANSAS
                 600,000    Pulaski County, Arkansas, Pollution, Variable Rate Note, due August 1, 2022....        600,000

CONNECTICUT
               1,300,000    Connecticut State Health & Education, Variable Rate Note, due July 1, 2029.....      1,300,000
               1,500,000    Connecticut State Series A, Variable Rate Note, due February 15, 2021..........      1,500,000

FLORIDA
                 600,000    Dade County, Florida, Industrial Development, Variable Rate Note, due June 1, 2021     600,000
               1,674,000    Gainesville, Florida, Commercial Paper, 1.40%, due January 14, 2002............      1,674,000
               1,853,000    Gainesville, Florida, Commercial Paper, 1.75%, due January 22, 2002............      1,853,000

GEORGIA
               2,100,000    Cobb County, Georgia, Housing Authority Multifamily Housing, Variable Rate Note,
                               September 15, 2026..........................................................      2,100,000
               1,000,000    Fulton County, Georgia, Housing Authority Multifamily Housing, Variable Rate Note,
                               April 1, 2030...............................................................      1,000,000

HAWAII
               2,000,000    Honolulu, Hawaii, City & County, Variable Rate Note, due January 1, 2005.......      2,000,000
               3,925,000    Honolulu, Hawaii, City & County, Variable Rate Note, due January 1, 2015.......      3,925,000

ILLINOIS
               1,000,000    Bedford Park, Illinois, Env., Variable Rate Note, due August 1, 2022...........      1,000,000
                 910,000    Illinois Development Finance Authority Poll, Variable Rate Note,
                            due November 1, 2012...........................................................        910,000

INDIANA
               3,000,000    Indiana, State Educational Facilities Authority, Variable Rate Note,
                            March 1, 2025..................................................................      3,000,000

KANSAS
               1,300,000    Kansas, State Department of Transportation, Variable Rate Note,
                            September 1, 2020..............................................................      1,300,000

MARYLAND
               2,500,000    Baltimore County, Maryland, Commercial Paper, 1.65%, due January 7, 2002.......      2,500,000


-------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

-------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

 TAX-FREE MONEY MARKET FUND (Continued)


---------------------------------------------------------------------------------------------------------------------------
                  FACE                                                                                            MARKET
   STATE         AMOUNT     DESCRIPTION                                                                            VALUE
---------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS
            $  2,900,000    Massachusetts State Health & Educational, Variable Rate Note, due August 1, 2015   $ 2,900,000
                 200,000    Massachusetts State Health & Educational Facilities Authority, Variable Rate Note,
                               due November 1, 2026........................................................        200,000

MISSISSIPPI
                 750,000    Jackson County, Mississippi, Variable Rate Note, due June 1, 2023..............        750,000

MISSOURI
               1,620,000    Cass County, Missouri, 3.875%, due June 27, 2002...............................      1,620,000
                 400,000    Missouri, State Environmental Authority Pollution Control, Variable Rate Note,
                               due June 1, 2023............................................................        400,000
               1,000,000    Missouri, State Environmental Authority Water Control, 5.50%, June 15, 2002....      1,017,981
                 600,000    Missouri, State Health & Education, Variable Rate Note, due December 1, 2005...        600,000
                 500,000    Missouri, State Health & Education, Variable Rate Note, due October 1, 2009....        500,000
               1,075,000    Missouri, State Health & Education, Variable Rate Note, due October 1, 2024....      1,075,000
               1,000,000    Missouri, State Health & Education, Variable Rate Note, due November 1, 2029...      1,000,000
                 500,000    Missouri, State Health & Education, Variable Rate Note, due September 1, 2030..        500,000
                 300,000    Missouri, State Health & Education, Variable Rate Note, due September 1, 2030..        300,000
                 100,000    Missouri, State Health & Education, Variable Rate Note, due September 1, 2030..        100,000
               2,800,000    Missouri, State Health & Education, Variable Rate Note, due March 1, 2040......      2,800,000
               1,200,000    St. Charles, Missouri, Variable Rate Note, due July 1, 2021....................      1,200,000

NEBRASKA
               4,000,000    Nebraska Public Power, Commercial Paper, 1.65%, due January 10, 2002...........      4,000,000
               3,000,000    Nebraska Public Power, Commercial Paper, 1.40%, due January 15, 2002...........      3,000,000
               4,000,000    Omaha, Nebraska, Public Power, Commercial Paper, 1.45%, due January 4, 2002....      4,000,000
               2,900,000    Omaha, Nebraska, Public Power, Commercial Paper, 1.85%, due January 30, 2002...      2,900,000

NEVADA
               3,600,000    Clark County, Nevada, School District, Variable Rate Note, due June 15, 2021...      3,600,000
               1,200,000    Clark County, Nevada, School District, Variable Rate Note, due June 15, 2021...      1,200,000

NEW MEXICO
               1,250,000    Hurley, New Mexico, Pollution Center, Variable Rate Note, due December 1, 2015.      1,250,000

OHIO
               3,200,000    Ohio State University, Variable Rate Note, due December 1, 2019................      3,200,000
               4,000,000    Ohio State University, Variable Rate Note, due December 1, 2029................      4,000,000

OREGON
               1,000,000    Portland, Oregon Pollution Control, Variable Rate Note, due December 1, 2009...      1,000,000

PENNSYLVANIA
               2,650,000    Beaver County, Pennsylvania, Pollution Control, Variable Rate Note,
                               due September 1, 2025.......................................................      2,650,000
               1,000,000    Schuylkill County, Pennsylvania, Industrial Development Authority, Variable Rate Note,
                               due April 1, 2021...........................................................      1,000,000

Continued on next page.
-------------------------------------------------------------------------------
DECEMBER 31, 2001

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

 TAX-FREE MONEY MARKET FUND (Continued)


---------------------------------------------------------------------------------------------------------------------------
                  FACE                                                                                            MARKET
   STATE         AMOUNT     DESCRIPTION                                                                            VALUE
---------------------------------------------------------------------------------------------------------------------------

SOUTH CAROLINA
            $  2,000,000    Oconee County, South Carolina, Pollution Control, Variable Rate Note,
                            due February 1, 2017...........................................................     $2,000,000
               1,000,000    South Carolina Public Service, Commercial Paper, 1.55%, due January 8, 2002....      1,000,000
               2,600,000    South Carolina Public Service, Commercial Paper, 1.40%, due January 18, 2002...      2,600,000
               1,000,000    South Carolina Public Service, Commercial Paper, 1.30%, due February 5, 2002...      1,000,000
               3,000,000    York County, South Carolina, Commercial Paper, 1.80%, due January 2, 2002......      3,000,000
               1,000,000    York County, South Carolina, Commercial Paper, 1.95%, due January 4, 2002......      1,000,000
               1,200,000    York County, South Carolina, Commercial Paper, 1.80%, due January 14, 2002.....      1,200,000

TENNESSEE
               3,200,000    Metro Govt. Nashville/Davidson County, Tennessee, Variable Rate Note,
                            due October 1, 2030...........................................................       3,200,000

TEXAS
               1,000,000    Austin, Texas, Utilities, Commercial Paper, 1.70%, due January 9, 2002.........      1,000,000
               2,960,000    Austin, Texas, Utilities, Commercial Paper, 1.65%, due January 17, 2002........      2,960,000
                 200,000    Brazos River Authority, Texas, Pollution Control, Variable Rate Note,
                            due September 1, 2002..........................................................        200,000
                 100,000    Brazos River Authority, Texas, Pollution Control, Variable Rate Note,
                            due February 1, 2004...........................................................        100,000
               1,700,000    Brazos River, Texas, Harbor Industrial Development, Variable Rate Note,
                            due March 1, 2021..............................................................      1,700,000
               2,000,000    El Paso, Texas, Water, Commercial Paper, 1.55%, due January 28, 2002...........      2,000,000
               1,400,000    Gulf Coast Waste Disposal, Variable Rate Note, due April 1, 2013...............      1,400,000
                 600,000    Gulf Coast Waste Disposal, Variable Rate Note, due June 1, 2020................        600,000
               3,260,000    Harris County, Texas, Commercial Paper, 1.40%, due January 3, 2002.............      3,260,000
               1,000,000    Harris County, Texas, Commercial Paper, 1.70%, due January 11, 2002............      1,000,000
               2,295,000    Harris County, Texas, Commercial Paper, 1.40%, due January 11, 2002............      2,295,000
               1,045,000    Harris County, Texas, Commercial Paper, 1.40%, due January 14, 2002............      1,045,000
               4,500,000    Port Corpus Christi Authority, Texas, Variable Rate Note, due September 1, 2014      4,500,000
               1,700,000    San Antonio, Texas, Water, Commercial Paper, 1.50%, due January 23, 2002.......      1,700,000
               1,500,000    Texas Public Finance Authority, Commercial Paper, 1.40%, due January 3, 2002...      1,500,000
               2,500,000    Texas Public Finance Authority, Commercial Paper, 1.30%, due January 30, 2002..      2,500,000
               1,000,000    Texas Public Finance Authority, Commercial Paper, 1.75%, due February 6, 2002..      1,000,000
               1,300,000    Texas Public Finance Authority, Commercial Paper, 1.30%, due February 12, 2002.      1,300,000
               2,000,000    University of Texas, Commercial Paper, 1.75%, due January 7, 2002..............      2,000,000
               2,000,000    University of Texas, Commercial Paper, 1.70%, due January 7, 2002..............      2,000,000
               2,500,000    University of Texas, Commercial Paper, 1.50%, due January 24, 2002.............      2,500,000

                                               UMB Scout Funds Semiannual Report
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 DECEMBER 31, 2001 (UNAUDITED)

 TAX-FREE MONEY MARKET FUND (Continued)


---------------------------------------------------------------------------------------------------------------------------
                  FACE                                                                                            MARKET
   STATE         AMOUNT     DESCRIPTION                                                                            VALUE
---------------------------------------------------------------------------------------------------------------------------

UTAH
            $  3,500,000    Intermountain Power Agency, Utah, Commercial Paper, 1.40%, due January 15, 2002    $ 3,500,000
               2,000,000    Intermountain Power Agency, Utah, Commercial Paper, 1.30%, due February 1, 2002      2,000,000
               2,000,000    Intermountain Power Agency, Utah, Commercial Paper, 1.45%, due February 4, 2002      2,000,000
               1,300,000    Salt Lake City, Utah, Variable Rate Note, due February 1, 2008.................      1,300,000
               1,300,000    Utah State, Variable Rate Note, due July 1, 2016...............................      1,300,000

WASHINGTON
               3,700,000    Port of Seattle, Washington, Variable Rate Note, due January 1, 2005...........      3,700,061
               1,900,000    Seattle, Washington, Water System, Variable Rate Note, due September 1, 2025...      1,900,000
               4,600,000    Washington State, 96A, Variable Rate Note, due June 1, 2020....................      4,600,000
               2,000,000    Washington State, 96B, Variable Rate Note, due June 1, 2020....................      2,000,000
               1,300,000    Washington State, Public Power #2a1, Variable Rate Note, due July 1, 2012......      1,300,000
               1,800,000    Washington State, Public Power #2a2, Variable Rate Note, due July 1, 2012......      1,800,000
               1,300,000    Washington State, Public Power Supply #1, Variable Rate Note, due July 1, 2017.      1,300,000

WISCONSIN
                 305,000    Eau Claire, Wisconsin, 5.00%, due April 1, 2002................................        306,654
               1,400,000    Oak Creek, Wisconsin, Pollution Control, Variable Rate Note, due August 1, 2016      1,400,000
               1,600,000    Sheboygan, Wisconsin, Pollution Control, Variable Rate Note, due August 1, 2014      1,600,000
               1,500,000    Sheboygan, Wisconsin, Pollution Control, Variable Rate Note, due September 1, 2015   1,500,000

WYOMING
               1,945,000    Lincoln County, Wyoming, Pollution Control, Variable Rate Note, due November 1, 2014 1,945,000
                 200,000    Lincoln County, Wyoming, Pollution Control, Variable Rate Note, due November 1, 2014   200,000
               1,100,000    Lincoln County, Wyoming, Pollution Control, Variable Rate Note, due August 1, 2015   1,100,000
               1,500,000    Sublette County, Wyoming, Pollution Control, Variable Rate Note, due October 1, 2024 1,500,000
                                                                                                              ------------


TOTAL INVESTMENTS (Cost $169,366,799)-- 99.6%..............................................................    169,366,799


Other assets less liabilities-- 0.4%.......................................................................        684,521
                                                                                                              ------------

TOTAL NET ASSETS-- 100.0%
   (equivalent to $1.00 per share; 1,000,000,000 shares of $0.01 par value
   capital shares authorized; 170,119,108 shares outstanding)..............................................   $170,051,320
                                                                                                              ------------

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
DECEMBER 31, 2001

-------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
DECEMBER 31, 2001 (UNAUDITED)
(IN THOUSANDS EXCEPT PER SHARE DATA)



------------------------------------------------------------------------------------------------------------------------------------
                                                              EQUITY                                    WORLDWIDE
                                STOCK       STOCK SELECT      INDEX        SMALL CAP      WORLDWIDE       SELECT        TECHNOLOGY
                                 FUND           FUND           FUND           FUND           FUND          FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investment securities
     at cost                     $90,473        $14,970        $35,656        $33,504       $365,885        $41,050        $11,199
                               =====================================================================================================
  Investment securities
     at market value            $111,732        $14,306        $31,840        $37,828       $366,974        $34,279        $11,578
  Cash                                 -              -              -              -              -              -            718
  Receivables:
     Investments sold                  -            770            709          6,045         26,890            885            802
     Dividends                        98             12             34             44            270             37              -
     Interest                          -              -              -              1              4              -              -
     Fund shares sold                 74             70            184             38            955             19             23
  Prepaid and other assets             7              3              -              5             42              5              -
                               -----------------------------------------------------------------------------------------------------
  Total assets                   111,911         15,161         32,767         43,961        395,135         35,225         13,121
                               -----------------------------------------------------------------------------------------------------
LIABILITIES:
  Disbursements in excess of
     demand deposit money              9            771            706          3,651            564              1              -
  Payables:
     Investments purchased             -              -            194          3,268         35,382            880          1,520
     Fund shares redeemed            219              9              -              5          5,286            140              -
     Income payable                    -              -              -              -              -              -              -
     Management fees                  81             10              8             26            326             32             11
                               -----------------------------------------------------------------------------------------------------
  Total liabilities                  309            790            908          6,950         41,558          1,053          1,531
                               -----------------------------------------------------------------------------------------------------
NET ASSETS                      $111,602        $14,371        $31,859        $37,011       $353,577        $34,172        $11,590
                               =====================================================================================================
NET ASSETS CONSIST OF:
  Capital (capital stock
     and paid-in capital)        $92,652        $16,452        $36,584        $32,490       $353,936        $41,586        $19,889
  Accumulated undistributed
     income:
     Net investment
       income (loss)                 430              4              -             28              -              -              -
     Net realized gain (loss)
  on investment and foreign
  currency transactions          (2,739)        (1,421)          (909)            169        (1,448)          (643)        (8,678)
  Net unrealized appreciation
     (depreciation) on
     investments and translation
     of assets and liabilities
     in foreign currencies        21,259          (664)        (3,816)          4,324          1,089        (6,771)            379
                               -----------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
  OUTSTANDING SHARES            $111,602        $14,371        $31,859        $37,011       $353,577        $34,172        $11,590
                               =====================================================================================================
Capital shares, $1.00 par
  value ($0.01 par value
  for Money Market Funds and
  Tax-Free Money Market Fund)
  Authorized                      20,000         10,000      Unlimited         10,000         30,000         10,000      Unlimited
                               =====================================================================================================
  Outstanding                      7,367          1,706          4,043          3,397         18,942          3,701          3,023
                               =====================================================================================================
NET ASSET VALUE PER SHARE         $15.15          $8.43          $7.88         $10.89         $18.67          $9.23          $3.83
                               =====================================================================================================

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT


------------------------------------------------------------------------------------------------------------------------------------
                                                                                         MONEY MARKET   MONEY MARKET
                                                                             KANSAS          FUND          FUND           TAX-FREE
                                ENERGY        BALANCED         BOND        TAX-EXEMPT       PRIME        FEDERAL       MONEY MARKET
                                 FUND           FUND           FUND        BOND FUND      PORTFOLIO     PORTFOLIO          FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investment securities
     at cost                      $1,420         $1,383        $69,740         $6,318       $931,042       $362,921       $169,367
                               =====================================================================================================
  Investment securities
     at market value              $1,402         $1,408        $71,976         $6,437       $931,042       $362,921       $169,367
  Cash                                 9             27              -             86              -          7,461              -
  Receivables:
     Investments sold                  2             75              -              -         30,018         11,800          6,607
     Dividends                         1              -              -              -              -              -              -
     Interest                          3              9          1,027             80            568            320            276
     Fund shares sold                 16              1          1,020              3             36              -             50
  Prepaid and other assets             -              -             31              -             46             12              -
                               -----------------------------------------------------------------------------------------------------
  Total assets                     1,433          1,520         74,054          6,606        961,710        382,514        176,300
                               -----------------------------------------------------------------------------------------------------
LIABILITIES:
  Disbursements in excess of
     demand deposit money              -              -             11              -         12,783              -          6,050
  Payables:
     Investments purchased            18            102              -            100         17,362         19,211              -
     Fund shares redeemed              -              1             32              -             18              -              -
     Income payable                    -              -            235             18          1,030            400            124
     Management fees                   1              1             53              3            413            162             75
                               -----------------------------------------------------------------------------------------------------
  Total liabilities                   19            104            331            121         31,606         19,773          6,249
                               -----------------------------------------------------------------------------------------------------
NET ASSETS                        $1,414         $1,416        $73,723         $6,485       $930,104       $362,741       $170,051
                               =====================================================================================================
NET ASSETS CONSIST OF:
  Capital (capital stock
     and paid-in capital)         $1,477         $1,654        $71,513         $6,366       $930,133       $362,776       $170,092
  Accumulated undistributed
     income:
     Net investment income (loss)      -             17              1              -              -              -              -
     Net realized gain (loss)
  on investment and foreign
  currency transactions             (45)          (280)           (27)              -           (29)           (35)           (41)
  Net unrealized appreciation
     (depreciation) on
     investments and translation
     of assets and liabilities
     in foreign currencies          (18)             25          2,236            119              -              -              -
                               -----------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
  OUTSTANDING SHARES              $1,414         $1,416        $73,723         $6,485       $930,104       $362,741       $170,051
                               =====================================================================================================
Capital shares, $1.00 par
  value ($0.01 par value
  for Money Market Funds and
  Tax-Free Money Market Fund)
  Authorized                      10,000         10,000         10,000         10,000      1,500,000        750,000      1,000,000
                               =====================================================================================================
  Outstanding                        155            162          6,477            651        930,133        362,775        170,119
                               =====================================================================================================
NET ASSET VALUE PER SHARE          $9.11          $8.76         $11.38          $9.97          $1.00          $1.00          $1.00
                               =====================================================================================================

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
DECEMBER 31, 2001

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)
(IN THOUSANDS)


------------------------------------------------------------------------------------------------------------------------------------
                                                              EQUITY                                    WORLDWIDE
                                STOCK       STOCK SELECT      INDEX        SMALL CAP      WORLDWIDE       SELECT        TECHNOLOGY
                                 FUND           FUND           FUND           FUND           FUND          FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income                   $178             $4             $2           $149           $948            $17            $25
  Dividend income                    727             98            197            184          1,292            157              7
  Miscellaneous income (loss)          -              -              -              -            (5)            (1)              -
                               -----------------------------------------------------------------------------------------------------
     Total investment income         905            102            199            333          2,235            173             32
                               -----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                    475             59             42            144          1,809            186             63
  Government fees                      -              -              -              -              -              -              -
                               -----------------------------------------------------------------------------------------------------
                                     475             59             42            144          1,809            186             63
                               -----------------------------------------------------------------------------------------------------
  Net investment income (loss)       430             43            157            189            426           (13)           (31)
                               -----------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY:
  Net realized gain (loss) from
     investment and foreign
     currency transactions       (2,057)          (541)          (514)            185        (1,238)          (287)        (2,618)
  Net increase (decrease) in
     unrealized appreciation/
     depreciation on
     investments and translation
     of assets and liabilities
     in foreign currencies           518            350          (797)            211       (12,537)        (1,589)            935
                               -----------------------------------------------------------------------------------------------------
  Net realized and unrealized
     gain (loss) on investments
     and foreign currency        (1,539)          (191)        (1,311)            396       (13,775)        (1,876)        (1,683)
                               -----------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE)
       IN NET ASSETS RESULTING
       FROM OPERATIONS          $(1,109)         $(148)       $(1,154)           $585      $(13,349)       $(1,889)       $(1,714)
                               =====================================================================================================

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT



------------------------------------------------------------------------------------------------------------------------------------
                                                                                         MONEY MARKET  MONEY MARKET
                                                                             KANSAS          FUND         FUND           TAX-FREE
                                ENERGY        BALANCED         BOND        TAX-EXEMPT       PRIME        FEDERAL       MONEY MARKET
                                 FUND           FUND           FUND        BOND FUND      PORTFOLIO     PORTFOLIO          FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income                     $5            $17         $2,145           $140        $14,350         $5,918         $1,641
  Dividend income                      9              6              -              -              -              -              -
  Miscellaneous income (loss)          -              -              -              -              -              -              -
                               -----------------------------------------------------------------------------------------------------
     Total investment income          14             23          2,145            140         14,350          5,918          1,641
                               -----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                      5              6            309             17          2,369            976            390
  Government fees                      -              -              4              -             20             11              9
                               -----------------------------------------------------------------------------------------------------
                                       5              6            313             17          2,389            987            399
                               -----------------------------------------------------------------------------------------------------
  Net investment income (loss)         9             17          1,832            123         11,961          4,931          1,242
                               -----------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY:
  Net realized gain (loss) from
     investment and foreign
     currency transaction)          (45)           (33)            432              1              1              6            (8)
  Net increase (decrease) in
     unrealized appreciation/
     depreciation on
     investments and translation
     of assets and liabilities
     in foreign currencies           (1)             33          1,007            (7)              -              -              -
                               -----------------------------------------------------------------------------------------------------
  Net realized and unrealized
     gain (loss) on investments
     and foreign currency           (46)              -          1,439            (6)              1              6            (8)
                               -----------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE)
       IN NET ASSETS RESULTING
       FROM OPERATIONS             $(37)            $17         $3,271           $117        $11,962         $4,937         $1,234
                               =====================================================================================================


--------------------------------------------------------------------------------
DECEMBER 31, 2001

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)


------------------------------------------------------------------------------------------------------------
                                                                                            EQUITY
                                        STOCK FUND           STOCK SELECT FUND            INDEX FUND
                                 ------------------------ ------------------------ ------------------------
                                 SIX MONTHS               SIX MONTHS               SIX MONTHS
                                    ENDED                    ENDED                    ENDED
                                DECEMBER 31,  YEAR ENDED DECEMBER 31,  YEAR ENDED DECEMBER 31,  YEAR ENDED
                                    2001       JUNE 30,      2001       JUNE 30,      2001       JUNE 30,
                                 (UNAUDITED)     2001     (UNAUDITED)     2001     (UNAUDITED)     2001
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
  Net investment income (loss)        $430       $1,285         $43         $152        $157         $180
  Net realized gain (loss)
     from investment and
     foreign currency
     transactions                  (2,057)        3,015       (541)        (693)       (514)        (348)
  Net increase (decrease) in
     unrealized appreciation/
     depreciation on investments
     and translation of assets
     and liabilities in
     foreign currencies                518     (15,942)         350        (959)       (797)      (3,143)
                                 ------------------------------------------------------------------------
     Net increase (decrease)
       in net assets resulting
       from operations             (1,109)     (11,642)       (148)      (1,500)     (1,154)      (3,311)

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income               (88)      (1,353)        (46)        (155)       (170)        (190)
  Net realized gain from
     investment and foreign
     currency transactions         (1,292)      (8,918)           -            -        (42)            -
                                 ------------------------------------------------------------------------
  Total distributions
     to shareholders               (1,380)     (10,271)        (46)        (155)       (212)        (190)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                        4,647       18,424       1,541        9,982       9,678       17,609
  Shares issued for
     reinvestment of
     distributions                   1,245       10,197          41          155         192          190
                                 ------------------------------------------------------------------------
                                     5,892       28,621       1,582       10,137       9,870       17,799
  Shares redeemed                  (8,432)     (36,943)     (1,339)      (2,689)     (2,066)      (3,597)
                                 ------------------------------------------------------------------------
  Net increase (decrease)
     from capital share
     transactions                  (2,540)      (8,322)         243        7,448       7,804       14,202
                                 ------------------------------------------------------------------------
  Net increase (decrease)
     in net assets                 (5,029)     (30,235)          49        5,793       6,438       10,701

NET ASSETS:
  Beginning of period              116,631      146,866      14,322        8,529      25,421       14,720
                                 ------------------------------------------------------------------------
  End of period                   $111,602     $116,631     $14,371      $14,322     $31,859      $25,421
                                 ========================================================================

TRANSACTIONS IN SHARES:
  Shares sold                          312        1,053         186        1,064       1,261        1,912
  Shares issued for
     reinvestment of
     distributions                      83          629           5           18          24           22
  Shares redeemed                    (566)      (2,081)       (161)        (296)       (263)        (382)
                                 ------------------------------------------------------------------------
  Net increase (decrease)            (171)        (399)          30          786       1,022        1,552
                                 ========================================================================


See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT


------------------------------------------------------------------------------------------------------------------------------------
                                       SMALL CAP FUND          WORLDWIDE FUND       WORLDWIDE SELECT FUND       TECHNOLOGY FUND
                                 ------------------------ ------------------------ ------------------------   ----------------------
                                 SIX MONTHS               SIX MONTHS               SIX MONTHS               SIX MONTHS
                                    ENDED                    ENDED                    ENDED                    ENDED
                                DECEMBER 31,  YEAR ENDED DECEMBER 31,  YEAR ENDED DECEMBER 31,  YEAR ENDED DECEMBER 31,  YEAR ENDED
                                    2001       JUNE 30,      2001       JUNE 30,      2001       JUNE 30,      2001       JUNE 30,
                                 (UNAUDITED)     2001     (UNAUDITED)     2001     (UNAUDITED)     2001     (UNAUDITED)     2001
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
  Net investment income (loss)        $189         $482        $426       $3,162       $(13)         $281       $(31)         $(5)
  Net realized gain (loss)
     from investment and
     foreign currency
     transactions                      185        6,440     (1,238)         (43)       (287)        (302)     (2,618)      (6,021)
  Net increase (decrease) in
     unrealized appreciation/
     depreciation on investments
     and translation of assets
     and liabilities in
     foreign currencies                211        2,030    (12,537)     (52,749)     (1,589)      (7,174)         935        (866)
                                 ---------------------------------------------------------------------------------------------------
     Net increase (decrease)
       in net assets resulting
       from operations                 585        8,952    (13,349)     (49,630)     (1,889)      (7,195)     (1,714)      (6,892)

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income              (167)        (557)     (1,145)      (2,981)        (63)        (264)           -            -
  Net realized gain from
     investment and foreign
     currency transactions             (8)      (5,462)       (167)      (2,989)           -          (7)           -            -
                                 ---------------------------------------------------------------------------------------------------
  Total distributions
     to shareholders                 (175)      (6,019)     (1,312)      (5,970)        (63)        (271)           -            -

CAPITAL SHARE TRANSACTIONS:
  Shares sold                        4,929        8,157     261,201      547,076       3,320       12,992         973       16,154
  Shares issued for
     reinvestment of
     distributions                     151        5,896       1,198        5,637          43          268           -            -
                                 ---------------------------------------------------------------------------------------------------
                                    5,080       14,053     262,399      552,713       3,363       13,260         973       16,154
  Shares redeemed                  (2,205)     (13,073)   (229,570)    (463,929)     (2,611)      (5,939)     (1,346)        (645)
                                 ---------------------------------------------------------------------------------------------------
  Net increase (decrease)
     from capital share
     transactions                    2,875          980      32,829       88,784         752        7,321       (373)       15,509
                                 ---------------------------------------------------------------------------------------------------
  Net increase (decrease)
     in net assets                   3,285        3,913      18,168       33,184     (1,200)        (145)     (2,087)        8,617

NET ASSETS:
  Beginning of period               33,726       29,813     335,409      302,225      35,372       35,517      13,677        5,060
                                 ---------------------------------------------------------------------------------------------------
  End of period                    $37,011      $33,726    $353,577     $335,409     $34,172      $35,372     $11,590      $13,677
                                 ===================================================================================================

TRANSACTIONS IN SHARES:
  Shares sold                          469          710      14,263       25,596         368        1,178         259        2,727
  Shares issued for
     reinvestment of
     distributions                      14          553          65          281           5           27           -            -
  Shares redeemed                    (211)      (1,173)    (12,520)     (21,618)       (293)        (568)       (357)        (108)
                                 ---------------------------------------------------------------------------------------------------
  Net increase (decrease)              272           90       1,808        4,259          80          637        (98)        2,619
                                 ===================================================================================================



--------------------------------------------------------------------------------
DECEMBER 31, 2001

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)


------------------------------------------------------------------------------------------------------------
                                       ENERGY FUND             BALANCED FUND               BOND FUND
                                 ------------------------ ------------------------ ------------------------
                                 SIX MONTHS               SIX MONTHS               SIX MONTHS
                                    ENDED                    ENDED                    ENDED
                                DECEMBER 31,  YEAR ENDED DECEMBER 31,  YEAR ENDED DECEMBER 31,  YEAR ENDED
                                    2001       JUNE 30,      2001       JUNE 30,      2001       JUNE 30,
                                 (UNAUDITED)     2001     (UNAUDITED)     2001     (UNAUDITED)     2001
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
  Net investment income (loss)          $9          $34         $17          $49      $1,832       $3,590
  Net realized gain (loss)
     from investment
     and foreign currency
     transactions                     (45)           53        (33)           64         432         (54)
  Net increase (decrease) in
     unrealized appreciation/
     depreciation on investments
     and translation of assets
     and liabilities in foreign
     currencies                        (1)         (37)          33          (9)       1,007        2,600
                                 ------------------------------------------------------------------------
  Net increase (decrease) in
     net assets resulting
     from operations                  (37)           50          17          104       3,271        6,136

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                (9)         (38)           -        (179)     (1,832)      (3,589)
  Net realized gain from
     investment and foreign
     currency transactions               -         (21)           -            -           -            -
                                 ------------------------------------------------------------------------
  Total distributions
     to shareholders                   (9)         (59)           -        (179)     (1,832)      (3,589)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                          368          532          66          417      23,017       15,159
  Shares issued for
     reinvestment of
     distributions                       9           59           -          177         475          859
                                 ------------------------------------------------------------------------
                                       377          591          66          594      23,492       16,018
  Shares redeemed                    (218)        (419)       (222)      (2,804)    (20,833)     (13,794)
                                 ------------------------------------------------------------------------
  Net increase (decrease)
     from capital share
     transactions                      159          172       (156)      (2,210)       2,659        2,224
                                 ------------------------------------------------------------------------
  Net increase (decrease)
     in net assets                     113          163       (139)      (2,285)       4,098        4,771

NET ASSETS:
  Beginning of period                1,301        1,138       1,555        3,840      69,625       64,854
                                 ------------------------------------------------------------------------
  End of period                     $1,414       $1,301      $1,416       $1,555     $73,723      $69,625
                                 ========================================================================

TRANSACTIONS IN SHARES:
  Shares sold                          178           53           8           44       2,011        1,366
  Shares issued for
     reinvestment of
     distributions                       1            6           -           20          42           78
  Shares redeemed                     (24)         (42)        (26)        (300)     (1,818)      (1,257)
                                 ------------------------------------------------------------------------
  Net increase (decrease)              155           17        (18)        (236)         235          187
                                 ========================================================================



See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT


------------------------------------------------------------------------------------------------------------------------------------
                                           KANSAS            MONEY MARKET FUND         MONEY MARKET FUND            TAX-FREE
                                    TAX-EXEMPT BOND FUND      PRIME PORTFOLIO         FEDERAL PORTFOLIO        MONEY MARKET FUND
                                 ------------------------ ------------------------ ------------------------   ----------------------
                                 SIX MONTHS               SIX MONTHS               SIX MONTHS               SIX MONTHS
                                    ENDED                    ENDED                    ENDED                    ENDED
                                DECEMBER 31,  YEAR ENDED DECEMBER 31,  YEAR ENDED DECEMBER 31,  YEAR ENDED DECEMBER 31,  YEAR ENDED
                                    2001       JUNE 30,      2001       JUNE 30,      2001       JUNE 30,      2001       JUNE 30,
                                 (UNAUDITED)     2001     (UNAUDITED)     2001     (UNAUDITED)     2001     (UNAUDITED)     2001
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
  Net investment income (loss)        $123         $279     $11,961      $44,866      $4,931      $18,130      $1,242       $4,291
  Net realized gain (loss)
     from investment
     and foreign currency
     transactions                        1            1           1            -           6            9         (8)           40
  Net increase (decrease) in
     unrealized appreciation/
     depreciation on investments
     and translation of assets
     and liabilities in foreign
     currencies                        (7)          218           -            -           -            -           -            -
                                 ---------------------------------------------------------------------------------------------------
  Net increase (decrease) in
     net assets resulting
     from operations                   117          498      11,962       44,866       4,937       18,139       1,234        4,331
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income              (123)        (279)    (11,961)     (44,866)     (4,931)     (18,130)     (1,242)      (4,291)
  Net realized gain from
     investment and foreign
     currency transactions             (3)          (3)           -            -           -            -           -            -
                                 ---------------------------------------------------------------------------------------------------
  Total distributions
     to shareholders                 (126)        (282)    (11,961)     (44,866)     (4,931)     (18,130)     (1,242)      (4,291)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                          287        1,710     480,592    1,361,552     314,427      633,211     112,309      210,356
  Shares issued for
     reinvestment of
     distributions                      12           21       2,891        9,926       1,023        3,602         189          665
                                 ---------------------------------------------------------------------------------------------------
                                       299        1,731     483,483    1,371,478     315,450      636,813     112,498      211,021
  Shares redeemed                    (363)      (2,574)   (418,360)  (1,213,987)   (327,664)    (564,461)    (88,154)    (181,230)
                                 ---------------------------------------------------------------------------------------------------
  Net increase (decrease)
     from capital share
     transactions                     (64)        (843)      65,123      157,491    (12,214)       72,352      24,344       29,791
                                 ---------------------------------------------------------------------------------------------------
  Net increase (decrease)
     in net assets                    (73)        (627)      65,124      157,491    (12,208)       72,361      24,336       29,831

NET ASSETS:
  Beginning of period                6,558        7,185     864,980      707,489     374,949      302,588     145,715      115,884
                                 ---------------------------------------------------------------------------------------------------
  End of period                     $6,485       $6,558    $930,104     $864,980    $362,741     $374,949    $170,051     $145,715
                                 ===================================================================================================

TRANSACTIONS IN SHARES:
  Shares sold                           29          173     480,592    1,361,552     314,427      633,211     112,309      210,356
  Shares issued for
     reinvestment of
     distributions                       1            2       2,891        9,926       1,023        3,602         189          665
  Shares redeemed                     (36)        (261)   (418,360)  (1,213,987)   (327,664)    (564,461)    (88,154)    (181,230)
                                 ---------------------------------------------------------------------------------------------------
  Net increase (decrease)              (6)         (86)      65,123      157,491    (12,214)       72,352      24,344       29,791
                                 ===================================================================================================


--------------------------------------------------------------------------------
DECEMBER 31, 2001

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

STOCK FUND

--------------------------------------------------------------------------------
                              SIX MONTHS
                                ENDED
                             DECEMBER 31,
                                 2001        FOR THE PERIODS ENDED JUNE 30,
                             (UNAUDITED)   2001      2000      1999      1998
--------------------------------------------------------------------------------
Net asset value,
  beginning of period           $15.47    $18.50    $20.53    $19.63    $18.33
                               -------------------------------------------------
  Income from investment
     operations:
     Net investment income        0.06      0.10      0.32      0.37      0.41
     Net realized and
       unrealized gain (loss)
       on securities            (0.19)    (1.73)      0.16      2.18      2.33
                               -------------------------------------------------
  Total from investment
     operations                 (0.13)    (1.63)      0.48      2.55      2.74
                               -------------------------------------------------
  Distributions from:
     Net investment income      (0.01)    (0.18)    (0.27)    (0.41)    (0.40)
     Net realized gain
       on securities            (0.18)    (1.22)    (2.24)    (1.24)    (1.04)
                               -------------------------------------------------
  Total distributions           (0.19)    (1.40)    (2.51)    (1.65)    (1.44)
                               -------------------------------------------------
Net asset value, end of period  $15.15    $15.47    $18.50    $20.53    $19.63
                               =================================================
Total return                     (1)%*      (9)%        3%       14%       15%
                               =================================================
Ratios/Supplemental Data
Net assets, end of period
  (in millions)                   $112      $117      $147      $182      $195
Ratio of expenses to
  average net assets             0.85%     0.88%     0.87%     0.87%     0.86%
Ratio of net investment income
  to average net assets          0.77%     1.95%     1.29%     1.93%     2.07%
Portfolio turnover rate             6%       13%       30%       14%       10%

*Not annualized.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

STOCK SELECT FUND
--------------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED
                                       DECEMBER 31,      FOR THE PERIODS
                                           2001           ENDED JUNE 30,
                                       (UNAUDITED)   2001      2000     1999*
--------------------------------------------------------------------------------
Net asset value,
  beginning of period                      $8.55     $9.59    $10.08    $10.00
                                        ----------------------------------------
  Income from investment operations:
     Net investment income                  0.03      0.10      0.10      0.01
     Net realized and unrealized gain
       (loss) on securities               (0.12)    (1.04)    (0.48)      0.07
                                        ----------------------------------------
  Total from investment operations        (0.09)    (0.94)    (0.38)      0.08
                                        ----------------------------------------
  Distributions from:
     Net investment income                (0.03)    (0.10)    (0.10)         -
     Net realized gain on securities           -         -    (0.01)         -
                                        ----------------------------------------
  Total distributions                     (0.03)    (0.10)    (0.11)         -
                                        ----------------------------------------
Net asset value, end of period             $8.43     $8.55     $9.59    $10.08
                                        ========================================
Total return                              (1)%**     (10)%      (4)%      1%**
                                        ========================================
Ratios/Supplemental Data
Net assets, end of period (in millions)      $14       $14        $9        $2
Ratio of expenses to average net assets    0.85%     0.85%     0.80%     0.85%
Ratio of net investment income to
  average net assets                       0.63%     1.14%     1.26%     2.35%
Portfolio turnover rate                     5%**       34%       11%        7%

* The Fund was capitalized on March 17, 1999 with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 17, 1999, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

**Not annualized.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
DECEMBER 31, 2001

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

EQUITY INDEX FUND

--------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED
                                                 DECEMBER 31, FOR THE PERIODS
                                                     2001      ENDED JUNE 30,
                                                 (UNAUDITED)   2001     2000*
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $8.42    $10.02    $10.00
                                                --------------------------------
  Income from investment operations:
     Net investment income                            0.04      0.07      0.01
     Net realized and unrealized gain
       (loss) on securities                         (0.53)    (1.59)      0.01
                                                --------------------------------
  Total from investment operations                  (0.49)    (1.52)      0.02
                                                --------------------------------
  Distributions from:
     Net investment income                          (0.04)    (0.08)         -
     Net realized gain on securities                (0.01)         -         -
                                                --------------------------------
  Total distributions                               (0.05)    (0.08)         -
                                                --------------------------------
Net asset value, end of period                       $7.88     $8.42    $10.02
                                                ================================
Total return                                        (6)%**     (15)%      0%**
                                                ================================
Ratios/Supplemental Data
Net assets, end of period (in millions)                $32       $25       $15
Ratio of expenses to average net assets              0.30%     0.30%     0.30%
Ratio of net investment income to
  average net assets                                 1.13%     0.95%     1.21%
Portfolio turnover rate                              18%**       64%       12%

* The Fund was capitalized on April 12, 2000 with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 1, 2000, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

**Not annualized.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

SMALLCAP FUND (Formerly the UMB Scout Regional Fund)*

--------------------------------------------------------------------------------
                              SIX MONTHS
                                ENDED
                             DECEMBER 31,
                                 2001        FOR THE PERIODS ENDED JUNE 30,
                             (UNAUDITED)   2001      2000      1999      1998
--------------------------------------------------------------------------------
Net asset value,
  beginning of period           $10.79     $9.82    $11.39    $11.76    $11.21
                               -------------------------------------------------
  Income from investment
     operations:
     Net investment income        0.05      0.22      0.13      0.19      0.20
     Net realized and
       unrealized gain (loss)
       on securities              0.10      3.01    (1.12)      0.18      1.38
                               -------------------------------------------------
  Total from investment
     operations                   0.15      3.23    (0.99)      0.37      1.58
                               -------------------------------------------------
  Distributions from:
     Net investment income      (0.05)    (0.21)    (0.10)    (0.22)    (0.22)
     Net realized gain
       on securities                 -    (2.05)    (0.48)    (0.52)    (0.81)
                               -------------------------------------------------
  Total distributions           (0.05)    (2.26)    (0.58)    (0.74)    (1.03)
                               -------------------------------------------------
Net asset value, end of period  $10.89    $10.79     $9.82    $11.39    $11.76
                               =================================================
Total return                      1%**       34%      (9)%        4%       14%
                               =================================================
Ratios/Supplemental Data
Net assets, end of
  period (in millions)             $37       $34       $30       $44       $50
Ratio of expenses to
  average net assets             0.85%     0.99%     0.91%     0.89%     0.85%
Ratio of net investment income
  to average net assets          1.11%     1.58%     1.43%     1.76%     1.54%
Portfolio turnover rate          75%**      122%       16%       13%       13%

* Effective July 2, 2001, the UMBScout Regional Fund was reorganized as the UMB Scout Small Cap Fund, and the Fund's investment objective and certain investment policies were changed.

**Not annualized.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2001

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

WORLDWIDE FUND

--------------------------------------------------------------------------------
                              SIX MONTHS
                                ENDED
                             DECEMBER 31,
                                 2001        FOR THE PERIODS ENDED JUNE 30,
                             (UNAUDITED)   2001      2000      1999      1998
--------------------------------------------------------------------------------
Net asset value,
  beginning of period           $19.58    $23.47    $20.38    $18.62    $16.00
                               -------------------------------------------------
  Income from investment
    operations:
     Net investment income        0.02      0.12      0.28      0.26      0.29
     Net realized and
       unrealized gain (loss)
       on securities            (0.86)    (3.61)      3.64      1.75      2.87
                               -------------------------------------------------
  Total from investment
     operations                 (0.84)    (3.49)      3.92      2.01      3.16
                               -------------------------------------------------
  Distributions from:
     Net investment income      (0.06)    (0.19)    (0.12)    (0.23)    (0.32)
     Net realized gain
       on securities            (0.01)    (0.21)    (0.71)    (0.02)    (0.22)
                               -------------------------------------------------
  Total distributions           (0.07)    (0.40)    (0.83)    (0.25)    (0.54)
                               -------------------------------------------------
Net asset value, end of period  $18.67    $19.58    $23.47    $20.38    $18.62
                               =================================================
Total return                     (4)%*     (15)%       19%       11%       20%
                               =================================================
Ratios/Supplemental Data
Net assets, end of period
  (in millions)                   $354      $335      $302      $181       $83
Ratio of expenses to average
  net assets                     1.10%     1.12%     0.91%     0.86%     0.87%
Ratio of net investment income
  to average net assets          0.26%     1.04%     1.29%     1.69%     2.01%
Portfolio turnover rate            2%*       11%        8%        8%        3%

* Not annualized.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

WORLDWIDE SELECT FUND


--------------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED
                                       DECEMBER 31,      FOR THE PERIODS
                                           2001           ENDED JUNE 30,
                                       (UNAUDITED)   2001      2000     1999*
--------------------------------------------------------------------------------
Net asset value,
  beginning of period                      $9.77    $11.90    $10.20    $10.00
                                       -----------------------------------------
  Income from investment operations:
     Net investment income                     -      0.09      0.10      0.01
     Net realized and unrealized gain
       (loss) on securities               (0.52)    (2.15)      1.75      0.19
                                       -----------------------------------------
  Total from investment operations        (0.52)    (2.06)      1.85      0.20
                                       -----------------------------------------
  Distributions from:
     Net investment income                (0.02)    (0.07)    (0.10)         -
     Net realized gain on securities           -         -    (0.05)         -
                                       -----------------------------------------
  Total distributions                     (0.02)    (0.07)    (0.15)         -
                                       -----------------------------------------
Net asset value, end of period             $9.23     $9.77    $11.90    $10.20
                                       =========================================
Total return                              (5)%**     (17)%       18%      2%**
                                       =========================================
Ratios/Supplemental Data
Net assets, end of period (in millions)      $34       $35       $36        $3
Ratio of expenses to average net assets    1.10%     1.11%     0.85%     0.85%
Ratio of net investment income (loss)
  to average net assets                  (0.07)%     0.75%     1.53%     1.90%
Portfolio turnover rate                     3%**       10%        6%        6%

* The Fund was capitalized on March 17, 1999 with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 17, 1999, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

**Not annualized.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
DECEMBER 31, 2001

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

TECHNOLOGY FUND

--------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED
                                                 DECEMBER 31, FOR THE PERIODS
                                                     2001      ENDED JUNE 30,
                                                 (UNAUDITED)   2001     2000*
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $4.38    $10.08    $10.00
                                                --------------------------------
  Income from investment operations:
     Net investment income (loss)                   (0.01)         -         -
     Net realized and unrealized gain
       (loss) on securities                         (0.54)    (5.70)      0.08
                                                --------------------------------
  Total from investment operations                  (0.55)    (5.70)      0.08
                                                --------------------------------
  Distributions from:
     Net investment income                               -         -         -
     Net realized gain on securities                     -         -         -
                                                --------------------------------
  Total distributions                                    -         -         -
                                                --------------------------------
Net asset value, end of period                       $3.83     $4.38    $10.08
                                                ================================
Total return                                       (13)%**     (57)%      1%**
                                                ================================
Ratios/Supplemental Data
Net assets, end of period (in millions)                $12       $14        $5
Ratio of expenses to average net assets              1.10%     1.10%     1.10%
Ratio of net investment income (loss) to
  average net assets                               (0.54)%   (0.06)%   (0.13)%
Portfolio turnover rate                             107%**      170%       10%

* The Fund was capitalized on April 12, 2000 with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 1, 2000, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

**Not annualized.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

ENERGY FUND (Formerly the UMB Scout Capital Preservation Fund)*

--------------------------------------------------------------------------------
                              SIX MONTHS
                                ENDED
                             DECEMBER 31,
                                 2001        FOR THE PERIODS ENDED JUNE 30,
                             (UNAUDITED)   2001      2000      1999     1998**
--------------------------------------------------------------------------------
Net asset value,
  beginning of period            $9.57     $9.59     $9.76     $9.74    $10.00
                              --------------------------------------------------
  Income from investment
     operations:
     Net investment income        0.06      0.30      0.20      0.17      0.07
     Net realized and
       unrealized gain (loss)
       on securities            (0.46)      0.15    (0.15)      0.08    (0.33)
                              --------------------------------------------------
  Total from investment
     operations                 (0.40)      0.45      0.05      0.25    (0.26)
                              --------------------------------------------------
  Distributions from:
     Net investment income      (0.06)    (0.31)    (0.20)    (0.21)         -
     Net realized gain
       on securities                 -    (0.16)    (0.02)    (0.02)         -
                              --------------------------------------------------
  Total distributions           (0.06)    (0.47)    (0.22)    (0.23)         -
                              --------------------------------------------------
Net asset value, end of period   $9.11     $9.57     $9.59     $9.76     $9.74
                              ==================================================
Total return                   (4)%***        5%        1%        3%   (3)%***
                              ==================================================
Ratios/Supplemental Data
Net assets, end of period
  (in millions)                     $1        $1        $1        $1        $1
Ratio of expenses to average
  net assets                     0.85%     0.85%     0.84%     0.83%     0.85%
Ratio of net investment income
  to average net assets          1.36%     2.86%     2.62%     2.44%     3.26%
Portfolio turnover rate         34%***      121%       13%       95%        7%
* Effective July 2, 2001, the UMBScout Capital Preservation Fund was reorganized as the UMB Scout Energy Fund and certain investment policies were changed.

** The Fund was capitalized on January 13, 1998 with $100,000 representing
   10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on February 23, 1998, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

***Not annualized.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
DECEMBER 31, 2001

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

BALANCED FUND

--------------------------------------------------------------------------------
                              SIX MONTHS
                                ENDED
                             DECEMBER 31,
                                 2001        FOR THE PERIODS ENDED JUNE 30,
                             (UNAUDITED)   2001      2000      1999      1998
--------------------------------------------------------------------------------
Net asset value,
  beginning of period            $8.66     $9.23    $10.17    $10.91    $10.72
                              --------------------------------------------------
  Income from investment
    operations:
     Net investment income        0.10      0.73      0.14      0.38      0.43
     Net realized and
       unrealized gain (loss)
       on securities                 -    (0.29)    (0.58)    (0.21)      0.54
                              --------------------------------------------------
  Total from investment
     operations                   0.10      0.44    (0.44)      0.17      0.97
                              --------------------------------------------------
  Distributions from:
     Net investment income           -    (1.01)    (0.13)    (0.41)    (0.45)
     Net realized gain
       on securities                 -         -    (0.37)    (0.50)    (0.33)
                              --------------------------------------------------
  Total distributions                -    (1.01)    (0.50)    (0.91)    (0.78)
                              --------------------------------------------------
Net asset value, end of period   $8.76     $8.66     $9.23    $10.17    $10.91
                              ==================================================
Total return                       1%*        4%      (4)%        2%        9%
                              ==================================================
Ratios/Supplemental Data
Net assets, end of period
  (in millions)                     $1        $2        $4        $5        $8
Ratio of expenses to average
  net assets                     0.85%     0.85%     0.87%     0.87%     0.85%
Ratio of net investment income
  to average net assets          2.31%     2.61%     3.16%     3.48%     3.78%
Portfolio turnover rate           28%*      127%       44%       95%       15%

* Not annualized.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

BOND FUND

--------------------------------------------------------------------------------
                              SIX MONTHS
                                ENDED
                             DECEMBER 31,
                                 2001        FOR THE PERIODS ENDED JUNE 30,
                             (UNAUDITED)   2001      2000      1999      1998
--------------------------------------------------------------------------------
Net asset value,
  beginning of period           $11.15    $10.71    $10.95    $11.21    $10.98
                              --------------------------------------------------
  Income from investment
     operations:
     Net investment income        0.29      0.67      0.55      0.62      0.62
     Net realized and
       unrealized gain (loss)
       on securities              0.23      0.37    (0.18)    (0.26)      0.23
                              --------------------------------------------------
  Total from investment
     operations                   0.52      1.04      0.37      0.36      0.85
                              --------------------------------------------------
  Distributions from:
     Net investment income      (0.29)    (0.60)    (0.61)    (0.62)    (0.62)
     Net realized gain
       on securities                 -         -         -         -         -
                              --------------------------------------------------
  Total distributions           (0.29)    (0.60)    (0.61)    (0.62)    (0.62)
                              --------------------------------------------------
Net asset value, end of period  $11.38    $11.15    $10.71    $10.95    $11.21
                              ==================================================
Total return                       5%*       10%        3%        3%        8%
                              ==================================================

Ratios/Supplemental Data
Net assets, end of period
  (in millions)                    $74       $70       $65       $72       $78
Ratio of expenses to average
  net assets                     0.86%     0.86%     0.87%     0.87%     0.87%
Ratio of net investment income
  to average net assets          5.04%     5.47%     5.73%     5.48%     5.61%
Portfolio turnover rate           32%*       40%       30%       23%       12%

* Not annualized.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
DECEMBER 31, 2001

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

KANSAS TAX-EXEMPT BOND FUND

--------------------------------------------------------------------------------
                              SIX MONTHS
                                ENDED
                             DECEMBER 31,
                                 2001        FOR THE PERIODS ENDED JUNE 30,
                             (UNAUDITED)   2001      2000      1999     1998*
--------------------------------------------------------------------------------
Net asset value,
  beginning of period            $9.98     $9.67     $9.80     $9.94    $10.00
                              --------------------------------------------------
  Income from investment
     operations:
     Net investment income        0.19      0.41      0.40      0.40      0.13
     Net realized and
       unrealized gain (loss)
       on securities            (0.01)      0.31    (0.13)    (0.14)    (0.06)
                              --------------------------------------------------
  Total from investment
     operations                   0.18      0.72      0.27      0.26      0.07
                              --------------------------------------------------
  Distributions from:
     Net investment income      (0.19)    (0.41)    (0.40)    (0.40)    (0.13)
     Net realized gain
       on securities                 -         -         -         -         -
                              --------------------------------------------------
  Total distributions           (0.19)    (0.41)    (0.40)    (0.40)    (0.13)
                              --------------------------------------------------
Net asset value, end of period   $9.97     $9.98     $9.67     $9.80     $9.94
                              ==================================================
Total return                      2%**        8%        3%        3%      1%**
                              ==================================================
Ratios/Supplemental Data
Net assets, end of period
  (in millions)                     $6        $7        $7        $8        $6
Ratio of expenses to average
  net assets                     0.50%     0.50%     0.50%     0.50%     0.50%
Ratio of net investment income
  to average net assets          3.71%     4.12%     4.19%     4.01%     4.33%
Portfolio turnover rate          35%**        7%        7%       12%        4%

* The Fund was capitalized on January 13, 1998 with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on February 23, 1998, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

**Not annualized.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

MONEY MARKET FUND

--------------------------------------------------------------------------------
                              SIX MONTHS
                                ENDED
                             DECEMBER 31,
                                 2001        FOR THE PERIODS ENDED JUNE 30,
                             (UNAUDITED)   2001      2000      1999      1998
--------------------------------------------------------------------------------
PRIME PORTFOLIO
Net asset value,
  beginning of period            $1.00     $1.00     $1.00     $1.00     $1.00
                              --------------------------------------------------
  Income from investment
    operations:
     Net investment income        0.01      0.05      0.05      0.05      0.05
                              --------------------------------------------------
  Distributions from:
     Net investment income      (0.01)    (0.05)    (0.05)    (0.05)    (0.05)
                              --------------------------------------------------
Net asset value, end of period   $1.00     $1.00     $1.00     $1.00     $1.00
                              ==================================================
Total return                       1%*        6%        5%        5%        5%
                              ==================================================
Ratios/Supplemental Data
Net assets, end of period
  (in millions)                   $930      $865      $303      $298      $303
Ratio of expenses to
  average net assets             0.50%     0.50%     0.50%     0.51%     0.51%
Ratio of net investment income
  to average net assets          2.52%     5.33%     5.08%     4.58%     5.03%

* Not annualized.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
DECEMBER 31, 2001

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

MONEY MARKET FUND

--------------------------------------------------------------------------------
                              SIX MONTHS
                                ENDED
                             DECEMBER 31,
                                 2001        FOR THE PERIODS ENDED JUNE 30,
                             (UNAUDITED)   2001      2000      1999      1998
--------------------------------------------------------------------------------
FEDERAL PORTFOLIO
Net asset value,
  beginning of period            $1.00     $1.00     $1.00     $1.00     $1.00
                              --------------------------------------------------
  Income from investment
     operations:
     Net investment income        0.01      0.05      0.05      0.05      0.05
                              --------------------------------------------------
  Distributions from:
     Net investment income      (0.01)    (0.05)    (0.05)    (0.05)    (0.05)
                              --------------------------------------------------
Net asset value, end of period   $1.00     $1.00     $1.00     $1.00     $1.00
                              ==================================================
Total return                       1%*        5%        5%        5%        5%
                              ==================================================
Ratios/Supplemental Data
Net assets, end of period
  (in millions)                   $363      $375      $303      $298      $303
Ratio of expenses to
  average net assets             0.51%     0.51%     0.50%     0.51%     0.51%
Ratio of net investment income
  to average net assets          2.53%     5.30%     5.08%     4.58%     5.03%

* Not annualized.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

TAX-FREE MONEY MARKET FUND

--------------------------------------------------------------------------------
                              SIX MONTHS
                                ENDED
                             DECEMBER 31,
                                 2001        FOR THE PERIODS ENDED JUNE 30,
                             (UNAUDITED)   2001      2000      1999      1998
--------------------------------------------------------------------------------
Net asset value,
  beginning of period            $1.00     $1.00     $1.00     $1.00     $1.00
                              --------------------------------------------------
  Income from investment
    operations:
     Net investment income        0.01      0.03      0.03      0.03      0.03
                              --------------------------------------------------
  Distributions from:
     Net investment income      (0.01)    (0.03)    (0.03)    (0.03)    (0.03)
                              --------------------------------------------------
Net asset value, end of period   $1.00     $1.00     $1.00     $1.00     $1.00
                              ==================================================
Total return                       1%*        3%        3%        3%        3%
                              ==================================================
Ratios/Supplemental Data
Net assets, end of period
  (in millions)                   $170      $146      $116      $126      $123
Ratio of expenses to
  average net assets             0.51%     0.51%     0.53%     0.52%     0.54%
Ratio of net investment
  income to average net assets   1.59%     3.17%     3.23%     2.66%     3.21%

* Not annualized.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
DECEMBER 31, 2001 (UNAUDITED)
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Funds are registered under the Investment Company Act of 1940, as amended, as open-end, diversified management investment companies, except for the Kansas Tax-Exempt Bond Fund which is non-diversified. Prior to July 2001, the Small Cap Fund was known as the Regional Fund and the Energy Fund was known as the Capital Preservation Fund.The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP").

INVESTMENTS - Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sales are reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Debt securities (other than short-term obligations), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

FOREIGN CURRENCY - Amounts denominated in, or expected to settle in, foreign currencies (FCs) are translated into United States dollars (US$) at rates provided by an independent pricing service on the following basis:

a. Market value of investment securities, other than assets and liabilities - at the closing rate of exchange on December 31, 2001.

b. Purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities; sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FEDERAL INCOME TAXES - The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required.

As of June 30, 2001, the following Funds had net capital loss carryovers (in thousands): Stock Select _ $486 expiring 2008 and 2009; WorldWide Select _ $173 expiring 2009; Technology _ $498 expiring 2008 and 2009; Balanced _ $191 expiring 2009; Bond _ $458 expiring 2004, 2008 and 2009; Money Market Fund Prime Portfolio _ $30 expiring 2002 and 2003; Money Market Fund Federal Portfolio _ $41 expiring 2002 and 2003; and Tax-Free Money Market _ $33 expiring 2003 and 2005. Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

As of June 30, 2001, Stock Select, WorldWide Select, Technology, Energy and Balanced Funds had (in thousands) $353, $172, $4,803, $5 and $56, respectively, of post-October losses, which are deferred until 2002 for tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS - Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as deferral of wash sales, net operating losses and post-October capital losses.

For federal income tax purposes, Stock, Small Cap, WorldWide, Energy and Kansas Tax-Exempt Bond Funds designated capital gain dividends of $9,304,775, $4,400,255, $2,995,496, $5,939 and $3,317, respectively, for the year ended June
30, 2001.

--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

Dividends paid by the Stock, Stock Select, Equity Index, Small Cap, WorldWide, WorldWide Select, Energy and Balanced Funds during the fiscal year ended June 30, 2001, which are not designated as capital gain distributions, should be multiplied by 100%, 95.10%, 100%, 16.59%, 2.15%, 2.84%, 24.41% and 5.03%,
respectively, to arrive at the net amount eligible for the corporate dividend-received deduction.

AMORTIZATION - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

ESTIMATES - The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT TRANSACTIONS - The aggregate amounts of security transactions during the six months ended December 31, 2001, excluding repurchase agreements and commercial paper, were as follows:

                                               OTHER THAN
                                             U.S. GOVERNMENT     U.S. GOVERNMENT
(in thousands)                                 SECURITIES          SECURITIES
--------------------------------------------------------------------------------
STOCK FUND:
  Purchases                                           $5,521             $-
  Proceeds from sale                                  $7,412             $-

STOCK SELECT FUND:
  Purchases                                             $686             $-
  Proceeds from sale                                  $1,161             $-

EQUITY INDEX FUND:
  Purchases                                          $11,964             $-
  Proceeds from sale                                  $4,825             $-

SMALL CAP FUND:
  Purchases                                          $10,163         $7,497
  Proceeds from sale                                  $9,412        $11,750

WORLDWIDE FUND:
  Purchases                                          $51,847             $-
  Proceeds from sale                                  $6,477             $-

                                               OTHER THAN
                                             U.S. GOVERNMENT     U.S. GOVERNMENT
(in thousands)                                 SECURITIES          SECURITIES
--------------------------------------------------------------------------------
WORLDWIDE SELECT FUND:
  Purchases                                           $1,442             $-
  Proceeds from sale                                    $864             $-

TECHNOLOGY FUND:
  Purchases                                          $10,619             $-
  Proceeds from sale                                 $10,008           $900

ENERGY FUND:
  Purchases                                           $1,331           $904
  Proceeds from sale                                    $129           $650

BALANCED FUND:
  Purchases                                             $283            $99
  Proceeds from sale                                    $333           $136

BOND FUND:
  Purchases                                           $1,970        $23,011
  Proceeds from sale                                  $2,011        $20,787

KANSAS TAX-EXEMPT BOND FUND:
  Purchases                                           $2,317             $-
  Proceeds from sale                                  $2,255             $-

The aggregate amounts of security transactions during the six months ended December 31, 2001 for the money market funds were as follows:

PRIME PORTFOLIO MONEY MARKET FUND:
  Purchases                                       $3,690,499       $472,858
  Proceeds from sale                              $3,726,333       $384,316

FEDERAL PORTFOLIO MONEY MARKET FUND:
  Purchases                                               $-     $2,006,103
  Proceeds from sale                                      $-     $2,022,939

TAX-FREE MONEY MARKET FUND:
  Purchases                                         $412,324             $-
  Proceeds from sale                                $388,878             $-

The cost of securities on a tax basis (in thousands) for the Stock, Stock Select, Equity Index, Small Cap, WorldWide, WorldWide Select, Technology, Energy, Balanced, Bond and Kansas Tax-Exempt Bond Funds, was $91,154, $15,011, $36,405, $33,504, $366,025, $41,061, $11,283, $1,422, $1,383, $69,740 and
$6,318, respectively.

                                                         Continued on next page.
--------------------------------------------------------------------------------
DECEMBER 31, 2001

DECEMBER 31, 2001 (UNAUDITED)

At December 31, 2001, gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:



                                                                          EQUITY                              WORLDWIDE
                                                  STOCK    STOCK SELECT    INDEX     SMALL CAP    WORLDWIDE     SELECT    TECHNOLOGY
(in thousands)                                    FUND         FUND        FUND         FUND        FUND         FUND        FUND
------------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation                         $30,580      $1,560       $2,276      $4,829      $44,154      $2,531       $1,267
Unrealized depreciation                        (10,002)     (2,265)      (6,841)       (505)     (43,205)     (9,313)        (972)
                                             ---------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)      $20,578      $(705)     $(4,565)      $4,324         $949    $(6,782)         $295
                                             =======================================================================================

                                                                       KANSAS
                                  ENERGY      BALANCED      BOND      TAX-EXEMPT
(in thousands)                     FUND         FUND        FUND      BOND FUND
Unrealized appreciation            $42         $100      $2,346         $137
Unrealized depreciation           (62)         (75)       (110)         (18)
                               -------------------------------------------------
Net unrealized
  appreciation (depreciation)    $(20)          $25      $2,236         $119
                               =================================================

3. MANAGEMENT FEES - Scout Investment Advisors, Inc. is the Funds' manager and investment advisor and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Funds are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund shares for sale, special accounting and legal fees and brokerage commissions. Each of the Funds was subject to the following management fees:

Stock, Stock Select, Small Cap, Energy, Balanced and Bond - 0.85% of average daily net assets.

WorldWide and WorldWide Select - 1.10% of the first $500 million of average daily net assets, 1.00% of the next $500 million and 0.90% of average daily net assets over $1 billion.

Kansas Tax-Exempt Bond, Prime Portfolio Money Market, Federal Portfolio Money Market and Tax-Free Money Market - 0.50% of average daily net assets.

Equity Index - 0.40% of average daily net assets. However, the manager of the Fund has entered into an agreement to waive its fees and/or make expense payments through October 31, 2002 so that actual total net annual Fund operating expenses do not exceed 0.30% of average daily net assets. The fee waiver did not result in any change to the per share net investment income for the six months ended December 31, 2001.

Technology - 1.50% of average daily net assets. However, the manager of the Fund has entered into an agreement to waive its fees and/or to make expense payments through October 31, 2002 so that actual total net annual Fund operating expenses do not exceed 1.10% of average daily net assets. The fee waiver resulted in a $0.01 per share decrease in net investment loss for the six months ended December 31, 2001.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Funds' custodian, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Funds to ensure that the collateral is sufficient to protect the Funds in the event of default by the seller.

--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

  This report has been prepared for the information of the Shareholders of UMB Scout Stock Fund, UMB Scout Stock Select Fund, UMB Scout Equity Index Fund, UMB Scout Small Cap Fund, UMB Scout WorldWide Fund, UMB Scout WorldWide Select Fund,
 UMB Scout Technology Fund, UMB Scout Energy Fund, UMB Scout Balanced Fund, UMB Scout Bond Fund, UMB Scout Kansas Tax-Exempt Bond Fund, UMB Scout Money Market
Fund and UMB Scout Tax-Free Money Market Fund, and is not to be construed as an offering of the shares of the Funds.

Not authorized for distribution unless accompanied or preceded by a current UMB
                            Scout Funds Prospectus.

 The UMB Scout Funds are distributed by Sunstone Distribution Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investment
                 Advisors, Inc., a subsidiary of UMBBank, n.a.

UMB SCOUT FUNDS
100% No-Load Mutual Funds
 Stock Fund
 Stock Select Fund
 Equity Index Fund
 Small Cap Fund
 WorldWide Fund
 WorldWide Select Fund
 Technology Fund
 Energy Fund
 Balanced Fund
 Bond Fund
 Kansas Tax-Exempt Bond Fund*
 Money Market Fund
 Tax-Free Money Market Fund

 *Available only to residents of Kansas and Missouri.

INVESTMENT ADVISOR AND MANAGER
 Scout Investment Advisors, Inc.
 Kansas City, Missouri

AUDITORS
 BKD, LLP
 Kansas City, Missouri

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young, LLP
 Philadelphia, Pennsylvania

CUSTODIAN
 UMB Bank, n.a.
 Kansas City, Missouri

DISTRIBUTOR
 Sunstone Distribution Services, LLC
 Milwaukee, Wisconsin

TRANSFER AGENT
 Sunstone Financial Group, Inc.
 Milwaukee, Wisconsin

                                    (LOGO)/R
                                UMB | SCOUT FUNDS
                                 P.O. Box 1241
                            Milwaukee, WI 53201-1241

                            -----------------------
                             TOLL FREE 800-996-2862
                            -----------------------

                             www.umbscoutfunds.com

              "UMB," "Scout" and the "Scout" design are registered
                  service marks of UMB Financial Corporation.
                                                              ------------------
                                                                 PRSRT STD
                                                                U.S. POSTAGE
                                                                    PAID
                                                               PERMIT NO. 69
                                                               KANSAS CITY MO
                                                             ------------------



                                                                     SC-410-0202